
As filed with the Securities and Exchange Commission on April 30, 2002       Registration Nos. 333-86921
                                                                                                811-4721
========================================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                         POST-EFFECTIVE AMENDMENT NO. 4

                                       TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                                -----------------


                  Phoenix Life Variable Universal Life Account
          (formerly Phoenix Home Life Variable Universal Life Account)

                             (Exact name of trust )

                                -----------------


                         Phoenix Life Insurance Company
              (formerly Phoenix Home Life Mutual Insurance Company)

                               (Name of depositor)

                                -----------------

               One American Row, Hartford, Connecticut 06102-5056
              (Address of depositor's principal executive offices)

                                -----------------


                               Tracy L. Rich, Esq.
                         Phoenix Life Insurance Company

                          One American Row, PO Box 5056
                             Hartford, CT 06102-5056
                (Name and complete address of agent for service)

                                -----------------


                                    Copy to:
                             Richard J. Wirth, Esq.
                         Phoenix Life Insurance Company

                          One American Row, PO Box 5056
                             Hartford, CT 06102-5056

                                -----------------

              It is proposed that this filing will become effective:
              |_| immediately upon filing pursuant to paragraph (b) of Rule 485;

              |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485;

              |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485; or
              |_| on (____) pursuant to paragraph (a)(1) of Rule 485.
              this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     [VERSION A]


                                 CORPORATE EDGE


                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


  PROSPECTUS                                                        MAY 1, 2002

    This prospectus describes an individual flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond] Phoenix-Aberdeen International Series
[diamond] Phoenix-Aberdeen New Asia Series
[diamond] Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
[diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
[diamond] Phoenix-Janus Growth Series
[diamond] Phoenix-MFS Investors Growth Stock Series
[diamond] Phoenix-MFS Investors Trust Series
[diamond] Phoenix-MFS Value Series
[diamond] Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond] Phoenix-Seneca Strategic Theme Series

[diamond] Phoenix-Van Kampen Focus Equity Series (formerly, Phoenix-Morgan
          Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------
[diamond] AIM V.I. Capital Appreciation Fund

[diamond] AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)


THE ALGER AMERICAN FUND
-----------------------
[diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond] Federated Fund for U.S. Government Securities II
[diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
[diamond] VIP Contrafund(R) Portfolio
[diamond] VIP Growth Opportunities Portfolio
[diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond] Mutual Shares Securities Fund
[diamond] Templeton Developing Markets Securities 1

[diamond] Templeton Foreign Securities Fund (formerly, Templeton
          International Securities Fund)
[diamond] Templeton Global Asset Allocation Fund (formerly, Templeton Asset
          Strategy Fund)(1)

[diamond] Templeton Growth Securities Fund


SCUDDER VIT FUNDS
-----------------
[diamond] Scudder VIT EAFE(R) Equity Index Fund (formerly, Deutsche VIT EAFE(R)
          Equity Index Fund)
[diamond] Scudder VIT Equity 500 Index Fund (formerly, Deutsche VIT Equity 500
          Index Fund)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
[diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond] Wanger Foreign Forty
[diamond] Wanger International Small Cap
[diamond] Wanger Twenty

[diamond] Wanger U.S. Smaller Companies (formerly, Wanger U.S. Small Cap)


   (1) Not available for new investors

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:              [envelope] ANDESA TPA, INC.
                                                                         1605 N Cedar Crest Blvd, Suite 502
                                                                         Allentown, PA 18104
                                                             [telephone] 610/439-5256

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission ("SEC") has not approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Read and keep this prospectus for future reference.

                       TABLE OF CONTENTS


Heading                                                  Page
-------------------------------------------------------------
PART I--GENERAL POLICY PROVISIONS........................   5
    SUMMARY ............................................    5
        Availability.....................................   5
        Underwriting.....................................   5
        Charges Under the Policy.........................   5
        Deductions From Premiums.........................   7
            Sales Charge.................................   7
            State Premium Tax Charge.....................   7
            Deferred Acquisition Cost ("DAC") Tax
             Charge......................................   7
        Policy Value Charges.............................   7
            Administrative Charge........................   7
            Cost of Insurance............................   7
            Mortality and Expense Risk Fee...............   7
            Rider Charge.................................   7
            Charges for Federal Income Taxes.............   7
            Fund Charges.................................   7
        Other Charges....................................  10
            Partial Surrender Fee........................  10
            Loan Interest Rate Expense Charge............  10
        Reduction in Charges.............................  10
    PHOENIX AND THE ACCOUNT..............................  10
        Phoenix..........................................  10
        The Account......................................  10
    PERFORMANCE HISTORY..................................  10
    INVESTMENTS OF THE ACCOUNT...........................  10
        Participating Investment Funds...................  10

        Investment Advisors..............................  12

        Services of the Advisors.........................  14
        Reinvestment and Redemption......................  14
        Substitution of Investments......................  14
        The Guaranteed Interest Account..................  14

    PREMIUMS.............................................  14
        Minimum Premiums.................................  14

        Allocation of Issue Premium......................  15
        Free Look Period.................................  15

        Account Value....................................  15
            Transfer of Policy Value.....................  15

            Systematic Transfers for Dollar Cost
             Averaging...................................  15
        Automatic Asset Rebalancing......................  16

        Determination of Subaccount Values...............  16
        Death Benefit Under the Policy...................  16

            Minimum Face Amount..........................  16
            Death Benefit Options........................  17

        Changes in Face Amount of Insurance..............  17
            Requests for Increase in Face Amount.........  17
        Decreases in Face Amount and Partial
         Surrenders: Effect on Death Benefit.............  17
            Requests for Decrease in Face Amount.........  17
        Surrenders.......................................  17
            General......................................  17

            Full Surrenders..............................  17
            Partial Surrenders...........................  17
        Policy Loans.....................................  18

            Source of Loan...............................  18
            Interest.....................................  18
            Interest Credited on Loaned Value............  18
            Repayment....................................  18

            Effect of Loan...............................  18
        Lapse............................................  19
        Additional Insurance Option......................  19
        Additional Rider Benefits........................  19

PART II--ADDITIONAL POLICY PROVISIONS....................  20
        Postponement of Payments.........................  20
        Payment by Check.................................  20
        The Contract.....................................  20
        Suicide..........................................  20
        Incontestability.................................  20
        Change of Owner or Beneficiary...................  20
        Assignment.......................................  20
        Misstatement of Age or Sex.......................  20
        Surplus..........................................  20
    PAYMENT OF PROCEEDS..................................  20
        Surrender and Death Benefit Proceeds.............  20
        Payment Options..................................  21
            Option 1--Lump Sum...........................  21
            Option 2--Left to Earn Interest..............  21
            Option 3--Payment for a Specified Period.....  21
            Option 4--Life Annuity with Specified
             Period Certain..............................  21
            Option 5--Life Annuity.......................  21
            Option 6--Payments of a Specified Amount.....  21
            Option 7--Joint Survivorship Annuity with
             10-Year Period Certain......................  21
PART III--OTHER IMPORTANT INFORMATION....................  22
    FEDERAL INCOME TAX CONSIDERATIONS....................  22
        Introduction.....................................  22
        Phoenix's Income Tax Status......................  22
        Policy Benefits..................................  22
            Death Benefit Proceeds.......................  22
            Full Surrender...............................  22
            Partial Surrender............................  22
            Loans........................................  22
        Business-Owned Policies..........................  23
        Modified Endowment Contracts.....................  23
            Reduction in Benefits During the
             First 7 Years...............................  23
            Distributions Affected.......................  23
            Penalty Tax..................................  23
            Material Change Rules........................  23
            Serial Purchase of Modified
             Endowment Contracts.........................  23
        Limitations on Unreasonable Mortality and
         Expense Charges.................................  24
        Diversification Standards........................  24
        Change of Ownership or Insured or
         Assignment......................................  24

        Other Taxes......................................  24
    VOTING RIGHTS........................................  24
    THE DIRECTORS AND EXECUTIVE OFFICERS OF
     PHOENIX.............................................  25
    SAFEKEEPING OF THE ACCOUNT'S ASSETS .................  27
    SALES OF POLICIES ...................................  27
    STATE REGULATION ....................................  27
    REPORTS .............................................  27
    LEGAL PROCEEDINGS ...................................  27
    LEGAL MATTERS .......................................  27
    REGISTRATION STATEMENT ..............................  27
    FINANCIAL STATEMENTS ................................  27
    PHOENIX LIFE VARIABLE UNIVERSAL LIFE
        ACCOUNT FINANCIAL STATEMENTS,
        DECEMBER 31, 2001................................SA-1
PHOENIX LIFE INSURANCE COMPANY
    CONSOLIDATED FINANCIAL STATEMENTS,
    DECEMBER 31, 2001.................................... F-1
APPENDIX A--PERFORMANCE HISTORY.......................... A-1
APPENDIX B--GLOSSARY OF SPECIAL TERMS.................... B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                        PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
    This is a summary that describes the general provisions of the policy.

    Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

    Throughout the prospectus, Phoenix Life Insurance Company is referred to as Phoenix, we, us, or our and the policyholder is referred to as you or your.

    We define the following terms in the Glossary of Special Terms--Appendix B:

    ACCOUNT                      PLANNED ANNUAL PREMIUM
    ATTAINED AGE                 POLICY ANNIVERSARY
    BENEFICIARY                  POLICY DATE

    DEATH BENEFIT GUARANTEE      POLICY VALUE

    DEBT                         POLICY YEAR
    GENERAL ACCOUNT              SERIES
    ISSUE PREMIUM                SUBACCOUNTS
    MONTHLY CALCULATION DATE     TARGET PREMIUM
    NET ASSET VALUE              VALUATION DATE
    PAYMENT DATE                 VALUATION PERIOD

    If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will control.

AVAILABILITY
    The policy is available on a "case" basis. We may consider one person as a case. Policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. An individual who owns the policy as part of a case may exercise rights under the policy through the sponsoring organization or employer. After termination of employment or other such relationship, the individual may exercise such rights directly with us.


    For fully underwritten policies, the insured at the time of issue generally must be between ages 18 and 85 as of his or her birthday nearest the policy anniversary.

    For policies that are underwritten using simplified or guaranteed issue programs, generally the maximum age of the insured at the time of issue is 70 for simplified and 64 for guaranteed issue.


    The minimum face amount of insurance per policy issued is $50,000.

    You may purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

UNDERWRITING
    Currently, we offer three types of underwriting:

[diamond] Fully underwritten;

[diamond] Simplified issue underwriting; and

[diamond] Guaranteed issue underwriting.

    Your cost of insurance charges will vary based on the type of underwriting we use.

CHARGES UNDER THE POLICY
    We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5.  assuming certain risks in connection with the policy.

    These charges are summarized below. These charges are described more fully following this chart.

                            CHARGES UNDER THE POLICY

---------------------------------------------------------------------------------------------------------------------------------
CHARGES                                   CURRENT RATE                                       GUARANTEED RATE
---------------------------------------------------------------------------------------------------------------------------------
                       SALES CHARGE            Policy years 1 - 7: 7.0% of premiums up  Policy years 1 - 7: 9.0% of premiums.
                                               to the target premium and 0% on amounts  Policy year 8+: 3.0% of all premiums.
                                               in excess of the target premium.
                                               Policy year 8+: 0% of all premiums.
DEDUCTIONS FROM        ----------------------------------------------------------------------------------------------------------
PREMIUMS               STATE PREMIUM           0.75% to 4.0% of each premium depending  This charge will always equal the
                       TAX                     on your state's applicable rate.         applicable state rate.
                       ----------------------------------------------------------------------------------------------------------
                       DEFERRED ACQUISITION    1.5% of each premium.                    1.5% of each premium.
                       COST TAX CHARGE
                       (FEDERAL DAC TAX)
---------------------------------------------------------------------------------------------------------------------------------
                       ADMINISTRATIVE          $5 per month ($60 annually)              $10 per month ($120 annually) except
                       CHARGE                                                           New York, $7.50 per month ($90 annually)
                       ----------------------------------------------------------------------------------------------------------
                       COST OF INSURANCE       A per thousand rate multiplied by the    The maximum monthly cost of insurance
                       CHARGE                  amount at risk each month. This          charge for each $1,000 of insurance is
                                               charge varies by the Insured's issue     shown on your policy's schedule pages.
POLICY VALUE                                   age, policy duration, gender and
CHARGES                                        underwriting class.
                       ----------------------------------------------------------------------------------------------------------

                       MORTALITY AND EXPENSE   0.50% annually in policy years 1-10      0.90% annually in all policy years
                       RISK CHARGE*            0.25% annually in policy years 11+

                       ----------------------------------------------------------------------------------------------------------
                       FUND CHARGES            See Fund Charge Table                    See Fund Charge Table
---------------------------------------------------------------------------------------------------------------------------------
                       PARTIAL SURRENDER FEE   None                                     2.0% of the amount withdrawn, but not
                                                                                        greater than $25.
                       ----------------------------------------------------------------------------------------------------------
                       TRANSFERS BETWEEN       None                                     $10 per transfer after the first 2
                       SUBACCOUNTS                                                      transfers in any given policy year,
                                                                                        (after 12 transfers in New York).
                       ----------------------------------------------------------------------------------------------------------

                       LOAN INTEREST RATE      The rates in effect before the           The Guaranteed rates before the Insured
                       CHARGED                 Insured reaches age 65 in all states     reaches 65 for all states
                                               except New York and New Jersey are:      Policy year 1 - 10:       4.75%
OTHER CHARGES                                  Policy year 1 - 10:      2.75%           Policy year 11 - 15:      4.50%
                                               Policy year 11 - 15:     2.50%           Policy year 16+:          4.25%**
                                               Policy year 16+:         2.25%**
                                               The rates in effect before the Insured
                                               reaches age 65 in New York and
                                               New Jersey are:
                                               Policy year 1 - 10:       4.75%
                                               Policy year 11 - 15:      4.50%
                                               Policy year 16+:          4.25%**
---------------------------------------------------------------------------------------------------------------------------------

 * We do not deduct this charge from policy value allocated to the Guaranteed Interest Account.
** These rates will also be in effect after the policy anniversary nearest the insured's 65th birthday.

DEDUCTIONS FROM PREMIUMS
    Before we allocate your premium to the subaccounts and/or the Guaranteed Interest Account we deduct a sales charge, a deduction for state premium tax and a deduction for federal tax to cover the estimated cost to us for deferred acquisition costs.

SALES CHARGE
    We deduct a sales charge from your premium for the costs we incur in the sales and distribution of the policies.

STATE PREMIUM TAX CHARGE
    States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes assessed against us by the state.

    We may increase or decrease this charge if there is a change in the tax or change of residence.

DEFERRED ACQUISITION COST ("DAC") TAX CHARGE
    This income tax is associated with our federal income tax liability under Internal Revenue Code Section 848.

POLICY VALUE CHARGES
    On each monthly calculation day, we deduct from your policy value the following:

    1.   administrative charge;

    2.   cost of insurance charge;

    3.   mortality and expense risk fee; and

    4.   a charge for the cost of riders, if applicable.

    The amount deducted is allocated among the subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you. You initially choose this schedule in your application.

1.  ADMINISTRATIVE CHARGE
    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration for services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

2.  COST OF INSURANCE
    We deduct a charge to cover the cost of insurance coverage on each monthly calculation date. This charge is based on:

[diamond] Insured's gender;

[diamond] Insured's age at issue;

[diamond] Policy year in which we make the deduction;

[diamond] Insured's tobacco use classification;

[diamond] Rating class of the policy; and

[diamond] Underwriting classification of the case.

    To determine the monthly cost of insurance, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  MORTALITY AND EXPENSE RISK FEE
    We charge the subaccounts for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated.

    If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

4.  RIDER CHARGE
    We will deduct any applicable monthly rider charges for the additional benefit provided to you by the rider.

CHARGES FOR FEDERAL INCOME TAXES
    We currently do not charge the Account for federal income taxes attributable to it. In the future, we may charge to cover these or any other tax liability of the Account.

FUND CHARGES
    Please refer to the following chart for a listing of fund charges.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL           OTHER       TOTAL ANNUAL
                                                    INVESTMENT   RULE   OTHER OPERATING   ANNUAL FUND     OPERATING    FUND EXPENSES
                                                    MANAGEMENT   12B-1  EXPENSES BEFORE EXPENSES BEFORE EXPENSES AFTER    AFTER
            SERIES                                     FEE       FEES   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International(5)                      0.75%      N/A        0.27%           1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia(4)                           1.00%      N/A        1.41%           2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity(2, 7)                       0.85%      N/A        6.28%           7.13%          0.20%           1.05%
Phoenix-Alliance/Bernstein Growth + Value(2, 7)        0.85%      N/A        7.08%           7.93%          0.20%           1.05%
Phoenix-Deutsche Dow 30(2, 6)                          0.35%      N/A        0.77%           1.12%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R)(2, 6)             0.35%      N/A        2.00%           2.35%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities(4, 6)     0.75%      N/A        0.41%           1.16%          0.25%           1.00%
Phoenix-Engemann Capital Growth(2, 6)                  0.63%      N/A        0.09%           0.72%          0.09%           0.72%
Phoenix-Engemann Small & Mid-Cap Growth(4, 6)          0.90%      N/A        1.23%           2.13%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond(3, 8)           0.60%      N/A        0.86%           1.46%          0.24%           0.84%
Phoenix-Goodwin Money Market(2, 6)                     0.40%      N/A        0.20%           0.60%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income(2, 6)        0.50%      N/A        0.21%           0.71%          0.15%           0.65%
Phoenix-Hollister Value Equity(2, 6)                   0.70%      N/A        0.30%           1.00%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index(1, 6)      0.45%      N/A        0.25%           0.70%          0.10%           0.55%
Phoenix-Janus Flexible Income(2, 6)                    0.80%      N/A        0.71%           1.51%          0.15%           0.95%
Phoenix-Janus Growth(2, 6)                             0.85%      N/A        0.34%           1.19%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock(2, 6, 7)            0.75%      N/A        6.13%           6.88%          0.20%           0.95%
Phoenix-MFS Investors Trust(2, 6, 7)                   0.75%      N/A        6.59%           7.34%          0.20%           0.95%
Phoenix-MFS Value(2, 6, 7)                             0.75%      N/A        5.68%           6.43%          0.20%           0.95%
Phoenix-Oakhurst Growth & Income(2, 6)                 0.70%      N/A        0.23%           0.93%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation(2, 6)            0.58%      N/A        0.13%           0.71%          0.13%           0.71%
Phoenix-Sanford Bernstein Global Value(2)              0.90%      N/A        1.90%           2.80%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value(2, 6)          1.05%      N/A        0.49%           1.54%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value(2, 6)        1.05%      N/A        1.28%           2.33%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth(4, 6)                    0.80%      N/A        0.30%           1.10%          0.25%           1.05%
Phoenix-Seneca Strategic Theme(4, 6)                   0.75%      N/A        0.21%           0.96%          0.21%           0.96%
Phoenix-Van Kampen Focus Equity(2, 6)                  0.85%      N/A        2.33%           3.18%          0.15%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .30% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .35% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets.
(6) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(7) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.
(8) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.

Note: each or all of the expense caps noted above may be altered or eliminated at any time without notice.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             OTHER                          OTHER      TOTAL ANNUAL
                                                                           OPERATING     TOTAL ANNUAL     OPERATING        FUND
                                                 INVESTMENT    RULE         EXPENSES     FUND EXPENSES    EXPENSES       EXPENSES
                                                 MANAGEMENT    12B-1         BEFORE         BEFORE          AFTER          AFTER
                         SERIES                     FEE       FEES(5)    REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A         0.24%           0.85%           0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A         0.25%           0.85%           0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A         0.07%           0.92%           0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A         0.14%           0.74%           0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A         0.16%           0.76%           0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R)Portfolio(6)                        0.58%     0.10%        0.10%           0.78%           0.10%          0.78%
VIP Growth Opportunities Portfolio(6)                0.58%     0.10%        0.11%           0.79%           0.11%          0.79%
VIP Growth Portfolio(6)                              0.58%     0.10%        0.10%           0.78%           0.10%          0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%        0.19%           1.04%           0.19%          1.04%
Templeton Developing Markets Securities Fund         1.25%     0.25%        0.32%           1.82%           0.32%          1.82%
Templeton Foreign Securities Fund(8)                 0.69%     0.25%        0.22%           1.16%           0.22%          1.15%
Templeton Global Asset Allocation Fund               0.61%     0.25%        0.20%           1.06%           0.20%          1.06%
Templeton Growth Securities Fund(10)                 0.80%     0.25%        0.05%           1.10%           0.05%          1.10%

SCUDDER VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund(9)             0.45%      N/A         0.36%           0.81%           0.20%          0.65%
Scudder VIT Equity 500 Index Fund(9)                 0.20%      N/A         0.11%           0.31%           0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                              0.80%      N/A         0.51%           1.31%           0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(2)                              1.00%      N/A         0.45%           1.45%           0.45%          1.45%
Wanger International Small Cap(3)                    1.20%      N/A         0.23%           1.43%           0.23%          1.43%
Wanger Twenty(1)                                     0.95%      N/A         0.38%           1.33%           0.38%          1.33%
Wanger U.S. Smaller Companies(4)                     0.95%      N/A         0.04%           0.99%           0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund pays a portion or all of its expenses other than the management fee up to 0.40%.
(2) This fund pays a portion or all of its expenses other than the management fee up to 0.45%.
(3) This fund pays a portion or all of its expenses other than the management fee up to 0.60%.
(4) This fund pays a portion or all of its expenses other than the management fee up to 1.00%.
(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%.
(8) The advisor had agreed make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.
(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(10) The fund administration fee is paid indirectly through the management fee.

OTHER CHARGES

PARTIAL SURRENDER FEE
    We reserve the right to deduct a charge from each withdrawal.

LOAN INTEREST RATE EXPENSE CHARGE
    We deduct a charge from the loan interest rate. This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

REDUCTION IN CHARGES
    The policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including our employees and their family members) and for special exchange programs that we may make available, we reserve the right to reduce or eliminate the sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors, including the number of insureds, the total premium expected to be paid, the total assets under management for the policyowner, the nature of the relationship among individual Insureds, the purpose for which the policies are being purchased, the expected persistency of individual policies, and other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for your investments in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the Account subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.

    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:


    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

    AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:


    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:


    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.


SCUDDER VIT FUNDS
    The following subaccounts invest in a corresponding fund of Scudder VIT
Funds:

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

    SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:


    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


    WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.


    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact Andesa TPA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any irreconcilable material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners, or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------

PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------

Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
------------------------------------------------------------------

------------------------------------------------------------------

PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------

Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------

PIC SUBADVISORS
------------------------------------------------------------------
Roger Engemann & Associates, Inc. ("Engemann")

o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Seneca Capital Management, LLC ("Seneca")

o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------

------------------------------------------------------------------

PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------

Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------

PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.

o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series

Federated Investment Management Company

o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series
MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series
Morgan Stanley Asset Management
o    Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------

------------------------------------------------------------------

DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------

Phoenix-Duff & Phelps Real Estate Securities Series

------------------------------------------------------------------

------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------

Phoenix-Aberdeen New Asia Series

------------------------------------------------------------------

-----------------------------------------------------------------

PAIA SUBADVISORS
-----------------------------------------------------------------
PIC

Aberdeen Fund Managers, Inc.

o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------

OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund

o   AIM V.I. Premier Equity Fund

Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management

o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund

Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund
Morgan Stanley Asset Management
o    Technology Portfolio
Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
------------------------------------------------------------------

------------------------------------------------------------------

OTHER ADVISERS
------------------------------------------------------------------
Templeton Investment Counsel, Inc.

o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund

Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty

o    Wanger U.S. Smaller Companies

------------------------------------------------------------------


SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.


THE GUARANTEED INTEREST ACCOUNT

    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.


    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:


[diamond]   Year One:       25% of the total value

[diamond]   Year Two:       33% of remaining value

[diamond]   Year Three:     50% of remaining value

[diamond]   Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


PREMIUMS
--------------------------------------------------------------------------------
MINIMUM PREMIUMS


The minimum premium on a case basis is $25,000 annually for the first five policy years. In New York the minimum is $100,000 on a minimum of 5 insured people.


    The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. After that, premiums may be paid at any time while the policy is in force. There is no direct relationship between the "plan minimum premium" and the "policy target premium." The plan minimum premium is a case-level requirement for the plan to be issued. The target premium is used to determine the amount of commissions paid to the producer for a given policy. Each premium payment must be at least $100. Additional payments should be sent to the:

    VUL COLI UNIT
    PO BOX 22012
    ALBANY, NY 12201-2012

    The number of units credited to a subaccount will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.


    Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test (see "Minimum Face Amount"), we reserve the right to refund a premium paid in any year if it will exceed the maximum premium limit. The maximum limit is established by law to qualify the policy contract as life insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policyowner will receive the excess, with interest at an annual rate of not less than 3%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.


ALLOCATION OF ISSUE PREMIUM

    We will allocate the issue premium less applicable charges to the Account and/or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application.


FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states);

[diamond]  within 10 days after we mail or deliver a written notice telling you about your free look period; or

[diamond]  within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

ACCOUNT VALUE

TRANSFER OF POLICY VALUE

    Transfers among available subaccounts and/or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing. Requests for transfers will be executed on the date the request is received at Andesa TPA, Inc.


    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year (after twelve transfers in New York).


    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or (2) we agree to make an exception to this rule. Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.


    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in at any one time or over the life of the policy, or if we are required to do so by law.

    Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

SYSTEMATIC TRANSFERS FOR DOLLAR COST AVERAGING
    You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or

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annual basis under the Systematic Transfers for Dollar Cost Averaging Program
("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have a minimum of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"), and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Dollar Cost Averaging Program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Dollar Cost Averaging Program can be active at any time. All transfers under the Dollar Cost Averaging Program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

AUTOMATIC ASSET REBALANCING
    Automated account rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("Asset Rebalancing"). Then, we will make transfers at least quarterly to and from the subaccounts and/or the Guaranteed Interest Account to readjust your account value to your specified percentage. Asset Rebalancing allows you to maintain a specific fund allocation. Quarterly rebalancing is based on your policy year. We will rebalance your account value only on a monthly calculation date.

    The effective date of the first Asset Rebalancing will be the first monthly calculation date after we receive your request at Andesa TPA, Inc. If we receive your request before the end of the free look period, your first rebalancing will occur at the end of the free look period.

    You may not participate in both the Dollar Cost Averaging Program and the Asset Rebalancing at the same time.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount of the Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
       (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend capital gain distribution received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT UNDER THE POLICY
    The death benefit is the amount we pay to the designated beneficiary(ies) when the insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

MINIMUM FACE AMOUNT

    To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance. The minimum face is determined using one of two allowable definitions of life insurance: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. You choose which test to use on the application prior to the issuance of your policy. You cannot change the way we determine your minimum face amount after your policy is issued.


    The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentages

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


depend upon the insured's age, gender and underwriting classification.

    Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value, but the percentage varies only by age of insured.

DEATH BENEFIT OPTIONS
    In your application you choose a face amount of insurance coverage and the death benefit option. We offer three death benefit options:

[diamond]  Option 1: the death benefit is the greater of the policy's face amount on the date of death, or the minimum face amount in effect on the date of death.

[diamond]  Option 2: the death benefit is the greater of: (a) the policy's face amount on the date of death plus the policy value on the date of death, or (b) the minimum face amount in effect on the date of death.

[diamond]  Option 3: the death benefit is the greater of: (a) the policy's face amount on the date of death plus the sum of all premiums paid, less withdrawals, or (b) the policy's face amount on the date of death, or
           (c) the minimum face amount in effect on the date of death.

    If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

[diamond]  Add back in any charges taken against the account value for the period beyond the date of death;

[diamond]  Deduct any policy debt outstanding on the date of death; and

[diamond]  Deduct any charges accrued against the account value unpaid as of the date of death.

    You may change the death benefit option from Option 1 to Option 2 or from Option 2 to Option 1. You may not make a change either to or from Option 3.

    Under death benefit Options 1 and 3, the death benefit is not affected by your policy's investment experience. Under death benefit Option 2, the death benefit amount may increase or decrease by the investment experience.

    We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective.

CHANGES IN FACE AMOUNT OF INSURANCE

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time while this policy is in force, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. Also, a new Free Look Period (see "Premiums--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules."

DECREASES IN FACE AMOUNT AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

    A partial surrender or a decrease in face amount generally decreases the death benefit. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences (see "Federal Income Tax Considerations").

SURRENDERS

GENERAL
    At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending a written request to Andesa TPA, Inc. We may also require you to submit the policy. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at Andesa TPA, Inc.

The cash surrender value is:

[diamond]  policy value; less

[diamond]  Any outstanding debt.

           There is no surrender charge.

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to Andesa TPA, Inc., along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option (see "Payment Options").

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to Andesa TPA, Inc. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right to deny partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender to less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the partial surrender amount paid. This amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

    The cash surrender value will be reduced by the partial surrender amount paid. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request. Under certain circumstances, the surrender payment may be postponed. See "Additional Policy Provisions--Postponement of Payments." For a discussion of the federal income tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

POLICY LOANS
    You can take a loan against your policy any time while the policy is in force. The maximum loan is:

[diamond]  90% of your policy value at the time the loan is taken; less

[diamond]  any outstanding policy debt before the loan is taken; less

[diamond]  interest on the loan being made and on any outstanding policy debt to the next policy anniversary date.

    Your policy must be assigned to us as collateral for the loan.

SOURCE OF LOAN
    We deduct your requested loan amount from the subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the subaccounts and transfer the resulting dollars to the Guaranteed Interest Account. These dollars become part of the loaned portion of the Guaranteed Interest Account.

INTEREST
    You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:

    In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 2.25%. The rates in effect before the insured reaches age 65 follow:

[diamond]  Policy years 1-10:                     2.75%

[diamond]  Policy years 11-15:                    2.50%

[diamond]  Policy years 16 and thereafter:        2.25%

    In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 4.25%. The rates in effect before the insured reaches age 65 follow:

[diamond]  Policy years 1-10:                     4.75%

[diamond]  Policy years 11-15:                    4.50%

[diamond]  Policy years 16 and thereafter:        4.25%

    Interest accrues daily, becoming part of the policy debt. Interest is due and payable on the policy anniversary. If you do not pay the interest when due, we will add it to your loan. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the subaccounts and the Guaranteed Interest Account in proportion to the nonloaned account value in each.

INTEREST CREDITED ON LOANED VALUE
    The amount equal to any policy loan is held in the Guaranteed Interest Account. This amount is credited with interest at a rate of 2% (4% in New York and New Jersey).

REPAYMENT
    You may repay all or part of your policy debt at anytime while the policy is in force. If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

EFFECT OF LOAN
    Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

    As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Guaranteed Interest Account. The subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if you surrender your policy while there is outstanding debt.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts and/or the Guaranteed Interest Account according to the current premium allocation schedule. In determining any amount to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTION
    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits are chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).


[diamond]  FLEXIBLE TERM INSURANCE RIDER--This rider provides annually renewable term insurance coverage to age 100 for the insured under the base policy. The policyowner specifies the amount of term coverage desired. The initial rider coverage amount cannot exceed 10 times the initial base policy. The rider coverage amount is the maximum death benefit payable under the rider.

           The only charge for this coverage is the cost of insurance charge. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The relative performance of your contract with and without the rider will vary depending on the amount and timing of premium payments, any loans and withdrawals you make, your choice of definition of life insurance test and your investment experience.

           It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of base policy and rider coverage to help you make your decision.

[diamond]  CASH SURRENDER VALUE ENHANCEMENT BENEFIT RIDER--This rider can provide enhanced cash surrender values upon certain early duration surrenders and replaces the refund of sales charge, if applicable. There is no charge for this rider.

[diamond]  EXCHANGE OF INSURED RIDER--This rider allows the policyowner to exchange the insured on a given contract. There is no charge for this rider.


           Future charges against the policy will be based on the life of the substitute insured.

           The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the date of the exchange. Any assignments will continue to apply.

           The exchange is subject to the following adjustments:

           1. If the policy value of the original policy is insufficient to produce a positive cash surrender value for the new policy, the owner must pay an exchange adjustment in an amount that, when applied as premium, will make the policy value of the new policy greater than zero.

           2. In some cases, the amount of policy value which may be applied to the new policy may result in a death benefit which exceeds the limit for the new policy. In that event, we will apply such excess policy value to reduce any loan against the policy, and the residual amount will be returned to you in cash.

           3. The exchange will also be subject to our receipt of repayment of the amount of any policy debt under the exchange policy in excess of the loan value of the new policy on the date of exchange.

               The Internal Revenue Service has ruled that an exchange of Insureds does not qualify for tax deferral under Code Section 1035. Therefore, you must include in current gross income all previously unrecognized gain in the policy upon an exchange of the insured.

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                      PART II--ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------


POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to six months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the insured commits suicide within two years after the policy's issue date, the policy will stop and become void. We will pay the beneficiary the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We may not contest this policy or any attached rider after it has been in force during the insured's lifetime for two years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    This policy is non-participating and does not pay dividends. Your policy will not share in Phoenix's profits or surplus earnings.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future. The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

           The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  ten years;

[diamond]  twenty years; or

[diamond]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract, should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.


DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following two exceptions.


[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter a series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of a fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the insured or an exchange or assignment of the policy may have income tax consequences depending on the circumstances. Code
Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 DIRECTORS

 Sal H. Alfiero               Chairman and Chief Executive
                              Officer
                              Protective Industries LLC
                              Buffalo, NY
                              Various positions with
                              Mark IV Industries

 J. Carter Bacot              Director (retired Chairman and
                              Chief Executive Officer)
                              The Bank of New York
                              New York, NY

 Peter C. Browning            Chairman of the Board
                              NUCOR
                              Charlotte, NC
                              Various positions with
                              Sunoco Products Company

 Arthur P. Byrne              President, Chief Executive
                              Officer and Chairman
                              The Wiremold Company
                              West Hartford, CT
                              Various positions with
                              The Wiremold Company

 Sanford Cloud, Jr.           President and Chief Executive
                              Officer, The National
                              Conference for
                              Community and Justice
                              New York, NY

 Richard N. Cooper            Mauritus C. Boas Professor
                              Center for International Affairs
                              Harvard University
                              Cambridge, MA
                              Formerly Chairman of Central
                              Intelligence Agency; Professor,
                              Harvard University

 Gordon J. Davis, Esq.        President
                              Lincoln Center for Performing Arts
                              New York, NY
                              Formerly Partner of LeBoeuf,
                              Lamb, Greene & MacRae


 Robert W. Fiondella          Chairman of the Board and
                              Chief Executive Officer,
                              The Phoenix Companies, Inc.
                              Hartford, CT
                              Various Positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Ann Maynard Gray             Director of The Phoenix
                              Companies, Inc.
                              Director of Duke Energy
                              Corporation and Elan
                              Corporation PLC and a trustee
                              for J.P. Morgan Funds.
                              Formerly President of the
                              Diversified Publishing Group of
                              Capital Cities/ABC, Inc. from
                              1991 to 1999.


 John E. Haire                President
                              The Fortune Group
                              New York, NY
                              Executive vice President,
                              Time, Inc.
                              Formerly Publisher,
                              Time Magazine

 Jerry J. Jasinowski          President
                              National Association of
                              Manufacturers
                              Washington, D.C.
                              Various positions with National
                              Association of Manufacturers

 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 DIRECTORS

 Thomas S. Johnson            Chairman and Chief Executive
                              Officer
                              Greenpoint Financial
                              Corporation
                              New York, NY

 John W. Johnstone            Retired.
                              Formerly Chairman and Chief
                              Executive Officer,
                              Olin Corporation

 Marilyn E. LaMarche          Limited Managing Director,
                              Lazard Freres & Company,
                              L.L.C.
                              New York, New York
                              Various positions with
                              Lazard Freres & Co. LLC

 Philip R. McLoughlin         Executive Vice President
                              Executive Vice President and
                              Chief Investment Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Robert F. Vizza              President
                              Dolan Foundations
                              Woodbury, NY
                              Formerly President, Lustgarten
                              Pancreatic Cancer Research
                              Foundation and the Dolan
                              Foundations; President and Chief
                              Executive Officer, St. Francis
                              Hospital

 Robert G. Wilson             Retired. Consultant for
                              thePit.com; Consultant for
                              Logistics.com and
                              LendingTree.com


 Dona D. Young                President and Chief Operating
                              Officer,
                              The Phoenix Companies, Inc.
                              Hartford, CT
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries


 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 EXECUTIVE OFFICERS


 Carl T. Chadburn             Executive Vice President
                              Executive Vice President,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Robert W. Fiondella          Chairman of the Board and
                              Chief Executive Officer
                              Chairman of the Board and
                              Chief Executive Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Philip R. McLoughlin         Executive Vice President
                              Executive Vice President and
                              Chief Investment Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Coleman D. Ross              Executive Vice-President and
                              Chief Financial Officer,
                              The Phoenix Companies,
                              Inc. Formerly Executive Vice-
                              President and Chief Financial
                              Officer of Trenwick Group Ltd.;
                              formerly a partner with
                              PricewaterhouseCoopers

 David W. Searfoss            Executive Vice President
                              Executive Vice President
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Simon Y. Tan                 Executive Vice President
                              Executive Vice President,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

 Dona D Young                 President and Chief Operating
                              Officer
                              President and Chief Operating
                              Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

    The above listing reflects positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

    We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and is an affiliate of Phoenix.


    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 40% of premiums to PEPCO. Additionally, agents or brokers may receive asset-based compensation. The maximum asset-based compensation is 0.90% of the policy value. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Corporate Edge) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period.

-------------------------------------------------------------------------------

                                  ANNUAL REPORT

-------------------------------------------------------------------------------

                    Phoenix
                   Corporate

                    Edge

                    Phoenix Life Variable Universal Life Account
                    December 31, 2001

                                [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


                                                                                                      PHOENIX-          PHOENIX-
                                               PHOENIX-          PHOENIX-           PHOENIX-         DEUTSCHE         PHELPS REAL
                                               ABERDEEN          ABERDEEN          DEUTSCHE          NASDAQ-100         ESTATE
                                             INTERNATIONAL       NEW ASIA           DOW 30            INDEX(R)         SECURITIES
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------

ASSETS

       Investments at cost                   $       3,033     $        3,575     $    166,953     $       190,546    $     35,045
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $       2,316     $        3,833     $    169,974     $       179,623    $     35,296
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                               2,316              3,833          169,974             179,623          35,296
LIABILITIES

       Accrued expenses to related party               --                 --               --                  --              --
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $       2,316     $        3,833     $    169,974     $       179,623    $     35,296
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                       2,955              3,725          179,439             335,064          31,756
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    0.783921     $     1.029226     $   0.947252     $      0.536083    $   1.111468
                                            ===============   ================   ==============   =================  ==============


                                                                                     PHOENIX-          PHOENIX-          PHOENIX-
                                                PHOENIX-          PHOENIX-        ENGEMANN SMALL       GOODWIN           GOODWIN
                                               ENGEMANN          ENGEMANN            & MID-CAP          MONEY          MULTI-SECTOR
                                             CAPITAL GROWTH     NIFTY FIFTY           GROWTH            MARKET        FIXED INCOME
                                               SUBACCOUNT       SUBACCOUNT          SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSETS

       Investments at cost                   $     123,037     $        7,644     $      3,263     $     2,873,385    $     76,633
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $     121,580     $        8,127     $      2,466     $     2,873,385    $     76,264
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                             121,580              8,127            2,466           2,873,385          76,264
LIABILITIES

       Accrued expenses to related party               --                 --               --                  --             --
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $     121,580     $        8,127     $      2,466     $     2,873,385    $     76,264
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                     138,830              9,075            3,261           2,726,065          74,108
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    0.875741     $     0.895597     $   0.756199     $      1.054041    $   1.029096
                                            ===============   ================   ==============   =================  ==============

                                                                  PHOENIX-
                                                                  JP MORGAN                           PHOENIX-
                                                PHOENIX-          RESEARCH           PHOENIX-           JANUS             PHOENIX-
                                               HOLLISTER          ENHANCED         JANUS CORE         FLEXIBLE             JANUS
                                             VALUE EQUITY           INDEX            EQUITY            INCOME             GROWTH
                                              SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSETS

       Investments at cost                   $      77,652     $      449,981     $     10,522     $       192,920    $     21,689
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $      76,974     $      442,159     $     10,102     $       188,655    $     22,251
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                              76,974            442,159           10,102             188,655          22,251
LIABILITIES

       Accrued expenses to related party               --                 --               --                  --             --
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $      76,974     $      442,159     $     10,102     $       188,655    $     22,251
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                      90,276            511,236           11,539             181,781          25,216
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    0.852646     $     0.864883     $   0.875483     $      1.037812    $   0.882424
                                            ===============   ================   ==============   =================  ==============



                                                PHOENIX-                             PHOENIX-           PHOENIX-         PHOENIX-
                                                 MORGAN           PHOENIX-          OAKHURST           OAKHURST          SANFORD
                                             STANLEY FOCUS        OAKHURST           GROWTH            STRATEGIC         BERNSTEIN
                                                EQUITY            BALANCED         AND INCOME         ALLOCATION       GLOBAL VALUE
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSETS

       Investments at cost                   $       2,707     $       36,112     $     75,797     $        88,161    $        818
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $       2,768     $       36,672     $     77,737     $        87,735    $        749
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                               2,768             36,672           77,737              87,735             749
LIABILITIES

          Accrued expenses to related party            --                 --               --                  --              --
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $       2,768     $       36,672     $     77,737     $        87,735    $        749
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                       2,854             36,250           81,238              85,780             806
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    0.969701     $     1.011620     $   0.956905     $      1.022800    $   0.929232
                                            ===============   ================   ==============   =================  ==============



                                                PHOENIX-          PHOENIX-         PHOENIX-            PHOENIX-
                                                SANFORD           SANFORD           SENECA              SENECA           AIM V.I.
                                            BERNSTEIN MID-    BERNSTEIN SMALL-      MID-CAP            STRATEGIC         CAPITAL
                                               CAP VALUE         CAP VALUE          GROWTH               THEME         APPRECIATION
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSETS

       Investments at cost                   $     101,314     $       58,456     $     47,081     $        54,948    $     13,477
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $     108,570     $       60,686     $     47,818     $        52,755    $     12,723
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                             108,570             60,686           47,818              52,755          12,723
LIABILITIES

          Accrued expenses to related party            --                 --               --                  --              --
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $     108,570     $       60,686     $     47,818     $        52,755    $     12,723
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                      93,650             56,168           63,219              72,976          13,658
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    1.159325     $     1.080436     $   0.756395     $      0.722909    $   0.931523
                                            ===============   ================   ==============   =================  ==============




                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
                                (Continued)

                                                                                                                     FEDERATED FUND
                                                               ALGER AMERICAN     DEUTSCHE VIT                          FOR U.S.
                                                              LEVERAGED ALLCAP   EAFE(R) EQUITY      DEUTSCHE VIT      GOVERNMENT
                                             AIM V.I. VALUE      PORTFOLIO           INDEX        EQUITY 500 INDEX   SECURITIES II
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSET
       Investments at cost                   $      88,470     $       65,846     $     20,761     $       356,623    $    273,135
                                            ===============   ================   ==============   =================  ==============
       Investments at market                 $      88,173     $       69,069     $     21,219     $       353,671    $    274,165
                                            ---------------   ----------------   --------------   -----------------  --------------
          Total assets                              88,173             69,069           21,219             353,671         274,165

LIABILITIES

       Accrued expenses to related party               -                  -                -                   -               -
                                            ---------------   ----------------   --------------   -----------------  --------------
NET ASSETS                                   $      88,173     $       69,069     $     21,219     $       353,671    $    274,165
                                            ===============   ================   ==============   =================  ==============
Accumulation units outstanding                      93,308             79,530            23,697            334,777         249,700
                                            ===============   ================   ==============   =================  ==============
Unit value                                   $    0.944961     $     0.868461     $    0.895408    $      1.056437    $   1.097978
                                            ===============   ================   ==============   =================  ==============

                                             FEDERATED HIGH                         VIP GROWTH
                                               INCOME BOND      VIP CONTRAFUND(R)  OPPORTUNITIES    VIP GROWTH       MUTUAL SHARES
                                                 FUND II           PORTFOLIO         PORTFOLIO       PORTFOLIO        SECURITIES
                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                            ---------------   ----------------   ---------------  -----------------  --------------
ASSETS

       Investments at cost                   $      20,484     $       33,359     $     148,674    $        91,520    $     79,467
                                            ===============   ================   ===============  =================  ==============
       Investments at market                 $      20,695     $       34,021     $     150,988    $        85,022    $     80,903
                                            ---------------   ----------------   ---------------  -----------------  --------------
          Total assets                              20,695             34,021           150,988             85,022          80,903
LIABILITIES

       Accrued expenses to related party               -                  -                 -                  -              -
                                            ---------------   ----------------   ---------------  -----------------  --------------
NET ASSETS                                   $      20,695     $       34,021     $     150,988    $        85,022    $     80,903
                                            ===============   ================   ===============  =================  ==============
Accumulation units outstanding                      20,802             36,887           158,682            107,306          82,345
                                            ===============   ================   ===============  =================  ==============
Unit value                                   $    0.994847     $     0.922303     $    0.951516    $      0.792334    $   0.982491
                                            ===============   ================   ===============  =================  ==============

                                                TEMPLETON           TEMPLETON                                            WANGER
                                                 GROWTH           INTERNATIONAL     TECHNOLOGY                        INTERNATIONAL
                                               SECURITIES          SECURITIES       PORTFOLIO       WANGER FOREIGN     SMALL CAP
                                               SUBACCOUNT          SUBACCOUNT       SUBACCOUNT     FORTY SUBACCOUNT    SUBACCOUNT
                                            ---------------   ----------------   --------------   -----------------  --------------
ASSETS

       Investments at cost                   $      34,417     $       80,760     $      10,183    $         9,815    $     45,906
                                            ===============   ================   ===============  =================  ==============
       Investments at market                 $      34,543     $       70,807     $      10,706    $         9,395    $     35,657
                                            ---------------   ----------------   ---------------  -----------------  --------------
          Total assets                              34,543             70,807            10,706              9,395          35,657
LIABILITIES

       Accrued expenses to related party               -                  -                 -                 -                 -
                                            ---------------   ----------------   ---------------  -----------------  --------------
NET ASSETS                                   $      34,543     $       70,807     $      10,706    $         9,395    $     35,657
                                            ===============   ================   ===============  =================  ==============
Accumulation units outstanding                      34,826             80,270            11,900             12,780          47,400
                                            ===============   ================   ===============  =================  ==============
Unit value                                   $    0.991887     $     0.882099     $    0.899633    $      0.735165    $   0.752252
                                            ===============   ================   ===============  =================  ==============

                                                                 WANGER U.S.
                                             WANGER TWENTY        SMALL CAP
                                              SUBACCOUNT         SUBACCOUNT
                                            ---------------   ----------------
ASSETS

       Investments at cost                   $      22,541     $      131,882
                                            ===============   ================
       Investments at market                 $      25,616     $      139,949
                                            ---------------   ----------------
          Total assets                              25,616            139,949
LIABILITIES

       Accrued expenses to related party              -                  -
                                            ---------------   ----------------
NET ASSETS                                   $      25,616     $      139,949
                                            ===============   ================
Accumulation units outstanding                      23,548            118,418
                                            ===============   ================
Unit value                                   $    1.087822     $     1.181860
                                            ===============   ================

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                                      PHOENIX-
                                        PHOENIX-           PHOENIX-            PHOENIX-         DEUTSCHE            PHOENIX-DUFF &
                                        ABERDEEN         ABERDEEN NEW          DEUTSCHE        NASDAQ-100            PHELPS REAL
                                      INTERNATIONAL         ASIA                DOW 30          INDEX(R)          ESTATE SECURITIES
                                      SUBACCOUNT(1)      SUBACCOUNT(3)       SUBACCOUNT(6)     SUBACCOUNT           SUBACCOUNT(1)
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Investment income

     Distributions                  $          -       $             56      $        1,475   $         -        $            795
Expenses
     Mortality, expense risk and
        administrative charges                 -                    -                   -               -                     -
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net investment income (loss)                   -                     56               1,475             -                     795
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net realized gain (loss) from
   share transactions                           (7)              (1,212)                 (1)              6                  (240)
Net realized gain distribution
   from Fund                                    71                  -                   349             -                     -
Net unrealized appreciation
   (depreciation) on investment               (717)                 258               3,021          (5,939)                  251
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net gain (loss) on investments                (653)                (954)              3,369          (5,933)                   11
Net increase (decrease) in net
   assets resulting from operations $         (653)    $           (898)     $        4,844   $      (5,933)     $            806
                                   =================  ==================  ==================  =================  ==================

                                                                                 PHOENIX-        PHOENIX-
                                        PHOENIX-            PHOENIX-          ENGEMANN SMALL   FEDERATED U.S          PHOENIX-
                                       ENGEMANN            ENGEMANN            & MID-CAP        GOVERNMENT          GOODWIN MONEY
                                     CAPITAL GROWTH       NIFTY FIFTY           GROWTH            BOND                 MARKET
                                      SUBACCOUNT(7)      SUBACCOUNT(6)        SUBACCOUNT(1)    SUBACCOUNT(2)        SUBACCOUNT
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Investment income

     Distributions                  $          -       $            -        $            1   $         -        $         28,936
Expenses
     Mortality, expense risk and
        administrative charges                 -                    -                   -               -                     -
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net investment income (loss)                   -                    -                     1             -                  28,936
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net realized gain (loss) from
   share transactions                          -                    -                   (24)           (149)                  -
Net realized gain distribution
   from Fund                                   -                    -                   -               -                     -
Net unrealized appreciation
   (depreciation) on investment             (1,457)                 483                (797)            -                     -
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net gain (loss) on investments              (1,457)                 483                (821)           (149)                  -
Net increase (decrease) in net
   assets resulting from operations $       (1,457)   $             483      $         (820)  $        (149)     $         28,936
                                   =================  ==================  ==================  =================  ==================

                                        PHOENIX-
                                      GOODWIN MULTI-                         PHOENIX-J.P.
                                      SECTOR FIXED     PHOENIX-HOLLISTER   MORGAN RESEARCH     PHOENIX-JANUS        PHOENIX-JANUS
                                         INCOME          VALUE EQUITY       ENHANCED INDEX     CORE EQUITY         FLEXIBLE INCOME
                                      SUBACCOUNT(6)      SUBACCOUNT(1)        SUBACCOUNT       SUBACCOUNT(1)        SUBACCOUNT(6)
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Investment income                   $        2,165     $            477      $          755   $          67    $            2,986
     Distributions
Expenses

     Mortality, expense risk and
        administrative charges                 -                    -                   -               -                     -
Net investment income (loss)                 2,165                  477                 755              67                 2,986
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net realized gain (loss) from
   share transactions                            4                  (22)                 63              (5)                  -
Net realized gain distribution
   from Fund                                   -                     88                 254             -                   1,389
Net unrealized appreciation
   (depreciation) on investment               (369)                (678)             (7,627)           (420)               (4,265)
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net gain (loss) on investments                (365)                (612)             (7,310)           (425)               (2,876)
Net increase (decrease) in net
   assets resulting from operations $        1,800      $          (135)      $      (6,555)  $        (358)   $              110
                                   =================  ==================  ==================  =================  ==================
                                                                                                                     PHOENIX-
                                                         PHOENIX-MORGAN          PHOENIX-        PHOENIX-            OAKHURST
                                      PHOENIX-JANUS      STANLEY FOCUS          OAKHURST      OAKHURST GROWTH        STRATEGIC
                                         GROWTH             EQUITY              BALANCED        AND INCOME          ALLOCATION
                                      SUBACCOUNT(3)      SUBACCOUNT(6)        SUBACCOUNT(3)    SUBACCOUNT(5)        SUBACCOUNT
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Investment income

     Distributions                  $          -       $            -        $          186   $         271      $          1,027
Expenses
     Mortality, expense risk and
        administrative charges                 -                    -                   -               -                     -
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net investment income (loss)                   -                    -                   186             271                 1,027
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net realized gain (loss) from
   share transactions                       (1,567)                 -                  (706)             (3)                  (20)
Net realized gain distribution
   from Fund                                   -                    -                   -               -                     462
Net unrealized appreciation
   (depreciation) on investment                562                   61                 560           1,940                   192
                                   -----------------  ------------------  ------------------  -----------------  ------------------
Net gain (loss) on investments              (1,005)                  61                (146)          1,937                   634
Net increase (decrease) in net
   assets resulting from operations $       (1,005)    $             61      $           40   $       2,208      $          1,661
                                   =================  ==================  ==================  =================  ==================

                                    PHOENIX-SANFORD    PHOENIX-SANFORD      PHOENIX-SANFORD
                                    BERNSTEIN GLOBAL    BERNSTEIN MID-      BERNSTEIN SMALL-   PHOENIX-SENECA      PHOENIX-SENECA
                                         VALUE            CAP VALUE           CAP VALUE        MID-CAP GROWTH      STRATEGIC THEME
                                     SUBACCOUNT(1)      SUBACCOUNT(1)       SUBACCOUNT(1)      SUBACCOUNT(1)        SUBACCOUNT(1)
                                   -----------------  ------------------  ------------------  -----------------  -------------------
Investment income                   $            7     $            805      $          355   $         -        $            -
     Distributions
Expenses

     Mortality, expense risk and
        administrative charges                 -                    -                   -               -                     -
                                   -----------------  ------------------  ------------------  -----------------  -------------------
Net investment income (loss)                     7                  805                 355             -                     -
                                   -----------------  ------------------  ------------------  -----------------  -------------------
Net realized gain (loss) from
   share transactions                           (2)                (991)                  1              (1)               (3,131)
Net realized gain distribution
   from Fund                                     5                  459                 663               -                   190
Net unrealized appreciation
   (depreciation) on investment                (69)               7,256               2,230             737                (2,193)
                                   -----------------  ------------------  ------------------  -----------------  -------------------
Net gain (loss) on investments                 (66)               6,724               2,894             736                (5,134)
Net increase (decrease) in net
   assets resulting from operations $          (59)    $          7,529      $        3,249   $         736      $         (5,134)
                                   =================  ==================  ==================  =================  ===================


                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                                               ALGER AMERICAN     DEUTSCHE VIT
                                        AIM V.I. CAPITAL                      LEVERAGED ALLCAP    EAFE(R) EQUITY     DEUTSCHE VIT
                                         APPRECIATION      AIM V.I. VALUE       PORTFOLIO            INDEX         EQUITY 500 INDEX
                                         SUBACCOUNT(2)     SUBACCOUNT(3)       SUBACCOUNT(1)      SUBACCOUNT(6)      SUBACCOUNT(8)
                                       -----------------   ---------------   -----------------   --------------   -----------------
Investment income

   Distributions                        $           -       $         116      $          -       $        -       $           -
Expenses
   Mortality, expense risk

    and administrative charges                      -                 -                   -                -                   -
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net investment income (loss)                        -                 116                 -                -                   -
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net realized gain (loss) from
    share transactions                           (2,161)           (1,130)             (3,373)             -                   -
Net realized gain distribution
    from Fund                                     1,003             1,766                 317              -                   -
Net unrealized appreciation
    (depreciation) on investment                   (754)             (297)              3,223              458              (2,952)
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net gain (loss) on investment                    (1,912)              339                 167              458              (2,952)
Net increase (decrease) in net
    assets resulting from operations    $        (1,912)    $         455      $          167     $        458     $        (2,952)
                                       =================   ===============   =================   ==============   =================

                                        FEDERATED FUND
                                            FOR U.S.       FEDERATED HIGH                          VIP GROWTH
                                          GOVERNMENT         INCOME BOND     VIP CONTRAFUND(R)    OPPORTUNITIES        VIP GROWTH
                                        SECURITIES II          FUND II           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                         SUBACCOUNT         SUBACCOUNT(6)       SUBACCOUNT(1)     SUBACCOUNT(2)       SUBACCOUNT
                                       -----------------   ---------------   -----------------   --------------   -----------------
Investment income

   Distributions                        $           928     $         -        $          -       $        -       $           -
Expenses
   Mortality, expense risk

    and administrative charges                      -                 -                   -                -                   -
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net investment income (loss)                        928               -                   -                -                   -
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net realized gain (loss)
    from share transactions                         171                34              (1,062)          (1,058)             (3,201)
Net realized gain distribution
    from Fund                                       -                 -                   -                -                 2,048
Net unrealized appreciation
    (depreciation) on investment                    987               211                 662            2,314              (6,162)
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net gain (loss) on investment                     1,158               245                (400)           1,256              (7,315)
Net increase (decrease) in net
    assets resulting from operations              2,086     $         245      $         (400)    $      1,256     $        (7,315)
                                       =================   ===============   =================   ==============   =================


                                                             TEMPLETON           TEMPLETON
                                         MUTUAL SHARES         GROWTH          INTERNATIONAL      TECHNOLOGY       WANGER FOREIGN
                                           SECURITIES        SECURITIES         SECURITIES        PORTFOLIO             FORTY
                                         SUBACCOUNT(3)      SUBACCOUNT(2)       SUBACCOUNT        SUBACCOUNT(3)     SUBACCOUNT(1)
                                       -----------------   ---------------   -----------------   --------------   -----------------
Investment income

   Distributions                        $           -       $         -        $          775     $        -       $             2
Expenses
   Mortality, expense risk

    and administrative charges                      -                 -                   -                -                   -
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net investment income (loss)                        -                 -                   775              -                     2
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net realized gain (loss)
    from share transactions                           1            (1,543)                 23           (2,036)                 (1)
Net realized gain distribution
    from Fund                                       -                 -                 6,092              -                   134
Net unrealized appreciation
    (depreciation) on investment                  1,436               126             (10,216)             523                (420)
                                       -----------------   ---------------   -----------------   --------------   -----------------
Net gain (loss) on investment                     1,437            (1,417)             (4,101)          (1,513)               (287)
Net increase (decrease) in net
    assets resulting from operations    $         1,437     $      (1,417)     $       (3,326)    $     (1,513)    $          (285)
                                       =================   ===============   =================   ==============   =================


                                            WANGER
                                         INTERNATIONAL                          WANGER U.S.
                                           SMALL CAP        WANGER TWENTY        SMALL CAP
                                          SUBACCOUNT        SUBACCOUNT(4)       SUBACCOUNT
                                       -----------------   ---------------   -----------------
Investment income

   Distributions                        $           -       $         -        $           27
Expenses
   Mortality, expense risk

    and administrative charges                      -                 -                   -
                                       -----------------   ---------------   -----------------
Net investment income (loss)                        -                 -                    27
                                       -----------------   ---------------   -----------------
Net realized gain (loss)
    from share transactions                           9                 3                 102
Net realized gain distribution
    from Fund                                     6,009               -                   -
Net unrealized appreciation
    (depreciation) on investment                (10,113)            3,075               7,593
                                       -----------------   ---------------   -----------------
Net gain (loss) on investment                    (4,095)            3,078               7,695
Net increase (decrease) in net
    assets resulting from operations    $        (4,095)    $       3,078      $        7,722
                                       =================   ===============   =================

Footnotes for Statements of Operations
For period ended December 31, 2001

(1)   From inception February 16, 2001 to December 31, 2001
(2)   From inception August 29, 2001 to December 31, 2001
(3)   From inception September 5, 2001 to December 31, 2001
(4)   From inception September 18, 2001 to December 31, 2001
(5)   From inception October 4, 2001 to December 31, 2001
(6)   From inception October 11, 2001 to December 31, 2001
(7)   From inception November 9, 2001 to December 31, 2001
(8)   From inception December 28, 2001 to December 31, 2001

                        See Notes to Financial Statements

                           STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                    OAKHURST                             J.P. MORGAN
                                                                    STRATEGIC        GOODWIN MONEY        RESEARCH
                                                                   ALLOCATION           MARKET          ENHANCED INDEX
                                                                  SUBACCOUNT(1)      SUBACCOUNT(2)       SUBACCOUNT(1)
                                                                 ---------------   ----------------   -----------------
Investment income

     Distributions                                               $            51    $        3,586    $            35
Expenses

     Mortality, expense risk and administrative charges                      -                 -                  -
                                                                -----------------  ----------------  -----------------
Net investment income (loss)                                                  51             3,586                 35
                                                                -----------------  ----------------  -----------------
Net realized gain (loss) from share transactions                              (5)              -                  (16)
Net realized gain distribution from Fund                                     590               -                   76
Net unrealized appreciation (depreciation) on investment                    (618)              -                 (195)
                                                                -----------------  ----------------  -----------------
Net gain (loss) on investments                                               (33)              -                 (135)
                                                                -----------------  ----------------  -----------------
Net increase (decrease) in net assets resulting from operations  $            18    $        3,586    $          (100)
                                                                =================  ================  =================

                                                                                        WANGER
                                                                  WANGER U.S.        INTERNATIONAL      TEMPLETON
                                                                   SMALL CAP          SMALL CAP        INTERNATIONAL
                                                                  SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
                                                                -----------------  ----------------  -----------------
Investment income

     Distributions                                               $           -      $          -      $           -
Expenses
     Mortality, expense risk and administrative charges                      -                 -                  -
                                                                -----------------  ----------------  -----------------
Net investment income (loss)                                                 -                 -                  -
                                                                -----------------  ----------------  -----------------
Net realized gain (loss) from share transactions                               8                (5)                (2)
Net realized gain distribution from Fund                                     -                 -                  -
Net unrealized appreciation (depreciation) on investment                     474              (136)               263
                                                                -----------------  ----------------  -----------------
Net gain (loss) on investments                                               482              (141)               261
                                                                -----------------  ----------------  -----------------
Net increase (decrease) in net assets resulting from operations  $           482    $         (141)   $           261
                                                                =================  ================  =================

                                                                  FEDERATED U.S.     BANKERS TRUST
                                                                   GOVERNMENT         NASDAQ 100       FIDELITY VIP
                                                                  SECURITIES II         INDEX(R)           GROWTH
                                                                  SUBACCOUNT(1)      SUBACCOUNT(3)     SUBACCOUNT(1)
                                                                -----------------  ----------------  -----------------
Investment income

     Distributions                                               $           -      $          -     $            -
Expenses
     Mortality, expense risk and administrative charges                      -                 -                  -
                                                                -----------------  ----------------  -----------------
Net investment income (loss)                                                 -                 -                  -
                                                                -----------------  ----------------  -----------------
Net realized gain (loss) from share transactions                               1               -                  (55)
Net realized gain distribution from Fund                                     -                 -                  -
Net unrealized appreciation (depreciation) on investment                      43            (4,984)              (336)
                                                                -----------------  ----------------  -----------------
Net gain (loss) on investments                                                44            (4,984)              (391)
                                                                -----------------  ----------------  -----------------
Net increase (decrease) in net assets resulting from operations  $            44    $       (4,984)   $          (391)
                                                                =================  ================  =================

(1)  From inception November 22, 2000 to December 31, 2000
(2)  From inception October 3, 2000 to December 31, 2000
(3)  From inception November 20, 2000 to December 31, 2000

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                  PHOENIX-
                                          PHOENIX-            PHOENIX-            PHOENIX-        DEUTSCHE         PHOENIX-DUFF &
                                          ABERDEEN          ABERDEEN NEW          DEUTSCHE       NASDAQ-100         PHELPS REAL
                                        INTERNATIONAL          ASIA                DOW 30         INDEX(R)        ESTATE SECURITIES
                                        SUBACCOUNT(1)      SUBACCOUNT(3)       SUBACCOUNT(6)     SUBACCOUNT         SUBACCOUNT(1)
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM OPERATIONS
   Net investment income (loss)       $           -      $              56   $          1,475    $           -      $          795
   Net realized gain (loss)                        64               (1,212)               348                  6              (240)
   Net unrealized appreciation

     (depreciation)                              (717)                 258              3,021             (5,939)              251
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease)
     resulting from operations                   (653)                (898)             4,844             (5,933)              806
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                         3,050                 -                43,835             41,299            16,792
   Participant transfers                          -                 4,731             121,295            124,241            17,825
   Participant withdrawals                        (81)                 -                  -                    -              (127)
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                   2,969                4,731            165,130             165,540           34,490
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in
     net assets                                 2,316                3,833            169,974             159,607           35,296
NET ASSETS
   Beginning of period                            -                    -                  -                20,016              -
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   End of period                     $          2,316   $            3,833   $        169,974    $        179,623   $       35,296
                                     ================= ==================== ==================  ================== ================

                                                                                  PHOENIX-           PHOENIX-
                                          PHOENIX-            PHOENIX-            ENGEMANN        FEDERATED U.S.         PHOENIX-
                                          ENGEMANN            ENGEMANN          SMALL & MID-       GOVERNMENT         GOODWIN MONEY
                                       CAPITAL GROWTH       NIFTY FIFTY          CAP GROWTH           BOND               MARKET
                                        SUBACCOUNT(7)      SUBACCOUNT(6)       SUBACCOUNT(1)       SUBACCOUNT(2)       SUBACCOUNT
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM OPERATIONS
   Net investment income (loss)       $           -     $              -    $              1       $          -     $       28,936
   Net realized gain (loss)                       -                    -                 (24)                (149)             -
   Net unrealized appreciation

    (depreciation)                             (1,457)                 483               (797)                -                -
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease)
     resulting from operations                 (1,457)                 483               (820)               (149)          28,936
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                         4,053                8,306              3,383              27,636        5,083,869
   Participant transfers                      118,984                  -                  -                   -         (1,686,232)
   Participant withdrawals                       -                    (662)               (97)            (27,487)      (1,060,698)
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                 123,037                7,644              3,286                 149        2,336,939
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in
     net assets                               121,580                8,127              2,466                 -          2,365,875
NET ASSETS
   Beginning of period                            -                    -                  -                   -            507,510
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   End of period                      $       121,580   $            8,127   $          2,466    $            -     $    2,873,385
                                     ================= ==================== ==================  ================== ================

                                           PHOENIX-
                                       GOODWIN MULTI-                           PHOENIX-J.P.
                                        SECTOR FIXED     PHOENIX-HOLLISTER    MORGAN RESEARCH     PHOENIX-JANUS     PHOENIX-JANUS
                                           INCOME          VALUE EQUITY        ENHANCED INDEX     CORE EQUITY      FLEXIBLE INCOME
                                        SUBACCOUNT(6)      SUBACCOUNT(1)         SUBACCOUNT       SUBACCOUNT(1)     SUBACCOUNT(6)
                                     ----------------- -------------------- ------------------ ------------------ -----------------
FROM OPERATIONS
   Net investment income (loss)       $         2,165   $              477   $            755   $             67   $        2,986
   Net realized gain (loss)                         4                   66                317                 (5)           1,389
   Net unrealized appreciation

     (depreciation)                              (369)                (678)            (7,627)              (420)          (4,265)
                                     ----------------- -------------------- ------------------ ------------------ ----------------
   Net increase (decrease)
     resulting from operations                  1,800                 (135)            (6,555)              (358)             110
                                     ----------------- -------------------- ------------------ ------------------ ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                        48,773               79,239            357,040              6,197            3,163
   Participant transfers                       26,515                  -               94,254              4,453          185,442
   Participant withdrawals                       (824)              (2,130)           (11,338)              (190)             (60)
                                     ----------------- -------------------- ------------------ ------------------ ----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                  74,464               77,109            439,956             10,460          188,545
                                     ----------------- -------------------- ------------------ ------------------ ----------------
   Net increase (decrease) in
     net assets                                76,264               76,974            433,401             10,102          188,655
NET ASSETS
   Beginning of period                            -                    -                8,758                -                -
                                     ----------------- -------------------- ------------------ ------------------ ----------------
   End of period                      $        76,264   $           76,974  $         442,159   $         10,102   $      188,655
                                     ================= ==================== ================== ================== ================

                                                                                                                         PHOENIX-
                                                          PHOENIX-MORGAN          PHOENIX-            PHOENIX-           OAKHURST
                                        PHOENIX-JANUS     STANLEY FOCUS          OAKHURST         OAKHURST GROWTH        STRATEGIC
                                           GROWTH            EQUITY              BALANCED           AND INCOME          ALLOCATION
                                        SUBACCOUNT(3)     SUBACCOUNT(6)        SUBACCOUNT(3)       SUBACCOUNT(5)        SUBACCOUNT
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM OPERATIONS
   Net investment income (loss)       $           -     $              -     $            186    $            271   $        1,027
   Net realized gain (loss)                    (1,567)                 -                 (706)                 (3)             442
   Net unrealized appreciation

     (depreciation)                               562                   61                560               1,940              192
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease)
     resulting from operations                 (1,005)                  61                 40               2,208            1,661
                                     ----------------- -------------------- ------------------  ------------------ ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                         7,997                2,801             22,513              45,786           77,711
   Participant transfers                       15,259                  -               14,119              29,743           14,139
   Participant withdrawals                       -                     (94)                -                  -            (12,432)
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                  23,256                2,707             36,632              75,529           79,418
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   Net increase (decrease) in                                                                              77,737           81,079
     net assets                                22,251                2,768             36,672
NET ASSETS
   Beginning of period                            -                    -                  -                   -              6,656
                                     ----------------- -------------------- ------------------  ------------------ ----------------
   End of period                      $        22,251   $            2,768   $         36,672    $         77,737   $       87,735
                                     ================= ==================== ==================  ================== ================

                        See Notes to Financial Statements

                                                       STATEMENTS OF CHANGES IN NET ASSETS
                                                         FOR THE PERIOD ENDED DECEMBER 31, 2001
                                                                     (CONTINUED)


                                        PHOENIX-SANFORD   PHOENIX-SANFORD    PHOENIX-SANFORD       PHOENIX-          PHOENIX-
                                       BERNSTEIN GLOBAL    BERNSTEIN MID-   BERNSTEIN SMALL-      SENECA MID-     SENECA STRATEGIC
                                             VALUE           CAP VALUE          CAP VALUE         CAP GROWTH          THEME
                                         SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM OPERATIONS
   Net investment income (loss)         $             7    $          805    $           355      $        -      $          -
   Net realized gain (loss)                           3              (532)               664                (1)            (2,941)
   Net unrealized appreciation

     (depreciation)                                 (69)            7,256              2,230               737             (2,193)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease)
     resulting from operations                      (59)            7,529              3,249               736             (5,134)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                             845            72,432             26,464            42,843             13,944
   Participant transfers                            -              28,609             30,973             4,874             43,945
   Participant withdrawals                          (37)              -                  -                (635)               -
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                       808           101,041             57,437            47,082             57,889
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets                                     749           108,570             60,686            47,818             52,755
NET ASSETS
   Beginning of period                              -                 -                  -                 -                  -
                                       -----------------  ----------------  -----------------    --------------  -----------------
   End of period                        $           749    $      108,570    $        60,686      $     47,818    $        52,755
                                       =================  ================  =================    ==============  =================

                                                                               ALGER AMERICAN      DEUTSCHE VIT
                                        AIM V.I. CAPITAL                      LEVERAGED ALLCAP     EAFE(R) EQUITY   DEUTSCHE VIT
                                          APPRECIATION      AIM V.I. VALUE       PORTFOLIO            INDEX       EQUITY 500 INDEX
                                          SUBACCOUNT(2)     SUBACCOUNT(3)      SUBACCOUNT(1)       SUBACCOUNT(6)    SUBACCOUNT(8)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM OPERATIONS
   Net investment income (loss)         $            (1)   $          116    $           -        $        -      $          -
   Net realized gain (loss)                      (1,157)              636             (3,056)              -                 -
   Net unrealized appreciation

     (depreciation)                                (754)             (297)             3,223               458            (2,952)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease)
     resulting from operations                   (1,912)              455                167               458            (2,952)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                           2,537             4,731             35,545            14,385            356,623
   Participant transfers                         12,098            82,987             33,357             6,645                -
   Participant withdrawals                          -                 -                  -                (269)               -
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets resulting from
     participant transactions                    14,635            87,718             68,902            20,761            356,623
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets                                  12,723            88,173             69,069            21,219            353,671
NET ASSETS
   Beginning of period                              -                -                  -                  -                  -
                                       -----------------  ----------------  -----------------    --------------  -----------------
   End of period                        $        12,723    $       88,173    $        69,069      $     21,219    $       353,671
                                       =================  ================  =================    ==============  =================

                                         FEDERATED FUND
                                            FOR U.S.        FEDERATED HIGH                           VIP GROWTH
                                           GOVERNMENT        INCOME BOND      VIP CONTRAFUND(R)     OPPORTUNITIES    VIP GROWTH
                                          SECURITIES II        FUND II           PORTFOLIO           PORTFOLIO         PORTFOLIO
                                           SUBACCOUNT       SUBACCOUNT(6)      SUBACCOUNT(1)       SUBACCOUNT(2)      SUBACCOUNT
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM OPERATIONS
   Net investment income (loss)         $           928    $          -      $           -        $        -      $           -
   Net realized gain (loss)                         171                34             (1,062)           (1,058)            (1,153)
   Net unrealized appreciation

     (depreciation)                                 987               211                662             2,314             (6,162)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease)
     resulting from operations                    2,086               245               (400)            1,256             (7,315)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          71,757             9,635             22,895            27,120             74,423
   Participant transfers                        206,948            11,238             11,727           122,612             16,951
   Participant withdrawals                      (10,212)             (423)              (201)              -              (14,076)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in net
     assets resulting from
     participant transactions                   268,493            20,450             34,421           149,732             77,298
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets                                 270,579            20,695             34,021           150,988             69,983
                                       -----------------  ----------------  -----------------
NET ASSETS
   Beginning of period                            3,586               -                  -                 -               15,039
                                       -----------------  ----------------  -----------------    --------------  -----------------
   End of period                        $       274,165    $       20,695    $        34,021      $    150,988    $        85,022
                                       =================  ================  =================    ==============  =================

                                                              TEMPLETON           TEMPLETON
                                          MUTUAL SHARES        GROWTH           INTERNATIONAL    TECHNOLOGY     WANGER FOREIGN
                                           SECURITIES         SECURITIES         SECURITIES       PORTFOLIO          FORTY
                                          SUBACCOUNT(3)      SUBACCOUNT(2)       SUBACCOUNT     SUBACCOUNT(3)   SUBACCOUNT(1)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM OPERATIONS
   Net investment income (loss)         $           -      $         -        $          775      $        -      $             2
   Net realized gain (loss)                           1           (1,543)              6,115            (2,036)               133
   Net unrealized appreciation

     (depreciation)                               1,436              126             (10,216)              523               (420)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease)
     resulting from operations                    1,437           (1,417)             (3,326)           (1,513)              (285)
                                       -----------------  ----------------  -----------------    --------------  -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                          23,192               -               51,848               528              3,661
   Participant transfers                         56,274            35,960             23,545            11,691              6,202
   Participant withdrawals                          -                 -               (7,511)              -                 (183)
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in net
     assets resulting from
     participant transactions                    79,466            35,960             67,882            12,219              9,680
                                       -----------------  ----------------  -----------------    --------------  -----------------
   Net increase (decrease) in
     net assets                                  80,903            34,543             64,556            10,706              9,395
NET ASSETS
   Beginning of period                              -                 -                6,251               -                  -
                                       -----------------  ----------------  -----------------    --------------  -----------------
   End of period                        $        80,903    $       34,543     $       70,807      $     10,706    $         9,395
                                       =================  ================  =================    ==============  =================


                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                   (CONTINUED)

                                                             WANGER
                                                          INTERNATIONAL                       WANGER U.S.
                                                            SMALL CAP       WANGER TWENTY      SMALL CAP
                                                           SUBACCOUNT       SUBACCOUNT(4)      SUBACCOUNT
                                                        ----------------   ----------------  ---------------
FROM OPERATIONS
   Net investment income (loss)                          $          -       $         -       $         27
   Net realized gain (loss)                                       6,018                 3              102
   Net unrealized appreciation (depreciation)                   (10,113)            3,075            7,593
                                                        ----------------   ---------------   --------------
   Net increase (decrease) resulting from operations             (4,095)            3,078            7,722
                                                        ----------------   ---------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                          23,184            10,936           77,275
   Participant transfers                                         15,059            11,956           50,141
   Participant withdrawals                                       (3,530)             (354)          (4,636)
                                                        ----------------   ---------------   --------------
   Net increase (decrease) in net assets resulting
   from participant transactions                                 34,713            22,538          122,780
                                                        ----------------   ---------------   --------------
   Net increase (decrease) in net assets                         30,618            25,616          130,502
NET ASSETS
   Beginning of period                                            5,039                 -            9,447
                                                        ----------------   ---------------   --------------
   End of period                                         $       35,657     $      25,616     $    139,949
                                                        ================   ===============   ==============

Footnotes for Statements of Changes in Net Assets
For period ended December 31, 2001

(1)  From inception February 16, 2001 to December 31, 2001
(2)  From inception August 29, 2001 to December 31, 2001
(3)  From inception September 5, 2001 to December 31, 2001
(4)  From inception September 18, 2001 to December 31, 2001
(5)  From inception October 4, 2001 to December 31, 2001
(6)  From inception October 11, 2001 to December 31, 2001
(7)  From inception November 9, 2001 to December 31, 2001
(8)  From inception December 28, 2001 to December 31, 2001

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                              J.P. MORGAN
                                                           OAKHURST                             RESEARCH
                                                          STRATEGIC        GOODWIN MONEY        ENHANCED
                                                          ALLOCATION           MARKET            INDEX
                                                        SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT(1)
                                                      ----------------   ----------------   ----------------
FROM OPERATIONS
   Net investment income (loss)                        $           51     $        3,586     $           35
   Net realized gain (loss)                                       585                -                   60
   Net unrealized appreciation (depreciation)                    (618)               -                 (195)
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations               18              3,586               (100)
                                                      ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         8,855            530,550             11,258
   Participant transfers                                          -              (25,320)               -
   Participant withdrawals                                     (2,217)            (1,306)            (2,400)
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            6,638            503,924              8,858
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                        6,656            507,510              8,758
NET ASSETS
   Beginning of period                                            -                  -                  -
                                                      ----------------   ----------------   ----------------
   End of period                                       $        6,656     $      507,510     $        8,758
                                                      ================   ================   ================

                                                                              WANGER

                                                         WANGER U.S.       INTERNATIONAL        TEMPLETON
                                                          SMALL CAP          SMALL CAP        INTERNATIONAL
                                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
FROM OPERATIONS
   Net investment income (loss)                        $          -       $          -       $          -
   Net realized gain (loss)                                         8                 (5)                (2)
   Net unrealized appreciation (depreciation)                     474               (136)               263
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations              482               (141)               261
                                                      ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                        10,579              6,147              7,415
   Participant transfers                                          -                  -                  -
   Participant withdrawals                                     (1,614)              (967)            (1,425)
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            8,965              5,180              5,990
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                        9,447              5,039              6,251
NET ASSETS
   Beginning of period                                            -                  -                  -
                                                      ----------------   ----------------   ----------------
   End of period                                       $        9,447     $        5,039     $        6,251
                                                      ================   ================   ================

                                                        FEDERATED U.S.     BANKERS TRUST
                                                          GOVERNMENT         NASDAQ 100        FIDELITY VIP
                                                         SECURITIES II        INDEX(R)            GROWTH
                                                         SUBACCOUNT(1)     SUBACCOUNT(3)      SUBACCOUNT(1)
FROM OPERATIONS
   Net investment income (loss)                        $          -      $           -       $          -
   Net realized gain (loss)                                         1                -                  (55)
   Net unrealized appreciation (depreciation)                      43             (4,984)              (336)
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) resulting from operations               44             (4,984)              (391)
                                                      ----------------   ----------------   ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                         4,524                -               19,207
   Participant transfers                                          -               25,000                -
   Participant withdrawals                                       (982)               -               (3,777)
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets resulting
       from participant transactions                            3,542             25,000             15,430
                                                      ----------------   ----------------   ----------------
   Net increase (decrease) in net assets                        3,586             20,016             15,039
NET ASSETS
   Beginning of period

                                                      ----------------   ----------------   ----------------
   End of period                                       $        3,586     $       20,016     $       15,039
                                                      ================   ================   ================

(1)  From inception November 22, 2000 to December 31, 2000
(2)  From inception October 3, 2000 to December 31, 2000
(3)  From inception November 20, 2000 to December 31, 2000

                        See Notes to Financial Statements

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

    Phoenix Life Variable Universal Life Account, (Phoenix Corporate Edge), (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See
Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

    Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                       INVESTMENT OBJECTIVE
-----------                                                       --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                             High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                  Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                 Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                  Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers         Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                              before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-   Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                               expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                      Series Capital appreciation and income with approximately equal emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)              Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                    Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)       High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                               High level of current income consistent with capital
                                                                  preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                  Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                             Long-term capital appreciation and a secondary investment
                                                                  objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus         Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                              Maximum total return consistent with the preservation of
                                                                  capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                         Long-term capital growth in a manner consistent with the
                                                                  preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                         Long-term growth of capital and future income rather than
                                                                  current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                                Long-term growth of capital and secondarily to provide
                                                                  reasonable current income.
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                          Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                        Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                       INVESTMENT OBJECTIVE
-----------                                                       --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                    Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                         Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)        High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                     Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                    Long-term capital appreciation with current income as the
                                                                  secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                  Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                              Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                             Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                               Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                         Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche  VIT EAFE(R) Equity Index Fund                           Replicate, before expenses, the performance of the Morgan
                                                                  Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                Replicate, before expenses, the performance of the Standard &
                                                                  Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)    Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                       Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                              Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                     Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                     High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                  Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                           Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                              Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                              Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                    Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                     Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                       PURCHASES     SALES
----------                                                       ---------     -----
The Phoenix Edge Series Fund
   Phoenix-Aberdeen International Series(1)                      $    3,108  $       68
   Phoenix-Aberdeen New Asia Series(3)                               13,253       8,466
   Phoenix-Deutsche Dow 30 Series(6)                                167,096         141
   Phoenix-Deutsche Nasdaq-100 Index(R) Series                      165,680         141
   Phoenix-Duff & Phelps Real Estate Securities Series(1)            40,694       5,409
   Phoenix-Engemann Capital Growth Series(7)                        123,037           -
   Phoenix-Engemann Nifty Fifty Series(6)                             7,730          87
   Phoenix-Engemann Small & Mid-Cap Growth Series(1)                  3,368          81
   Phoenix-Federated U.S. Government Bond Series(2)                  27,446      27,297
   Phoenix-Goodwin Money Market Series                            5,130,652   2,764,718
   Phoenix-Goodwin Multi-Sector Fixed Income Series(6)               76,823         193
   Phoenix-Hollister Value Equity Series(1)                          78,405         732
   Phoenix-J.P. Morgan Research Enhanced Index Series               454,500      13,535
   Phoenix-Janus Core Equity Series(1)                               10,617          90
   Phoenix-Janus Flexible Income Series(6)                          192,942          22
   Phoenix-Janus Growth Series(3)                                    36,269      13,013
   Phoenix-Morgan Stanley Focus Equity Series(6)                      2,723          16
   Phoenix-Oakhurst Balanced Series(3)                               50,719      13,901
   Phoenix-Oakhurst Growth and Income Series(5)                      76,040         240
   Phoenix-Oakhurst Strategic Allocation Series                      92,888      11,982
   Phoenix-Sanford Bernstein Global Value Series(1)                     851          31
   Phoenix-Sanford Bernstein Mid-Cap Value Series(1)                111,887       9,581
   Phoenix-Sanford Bernstein Small-Cap Value Series(1)               58,696         241
   Phoenix-Seneca Mid-Cap Growth Series(1)                           47,632         550
   Phoenix-Seneca Strategic Theme Series(1)                          81,722      23,643

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund(2)                             30,492      14,855
   AIM V.I. Value Fund(3)                                           103,011      13,410

The Alger American Fund
   Alger American Leveraged AllCap Portfolio(1)                      82,781      13,562

Deutsche Asset Management VIT Funds
   Deutsche VIT EAFE(R) Equity Index Fund(6)                         20,769           8
   Deutsche VIT Equity 500 Index Fund(8)                            356,623           -

Federated Insurance Series
   Federated Fund for U.S. Government Securities II                 299,833      30,412
   Federated High Income Bond Fund II(6)                             23,959       3,509

Fidelity(R) Variable Insurance Products
   VIP Contrafund(R) Portfolio(1)                                    45,734      11,313
   VIP Growth Opportunities Fund(2)                                 159,179       9,447
   VIP Growth Fund                                                   91,939      12,593

Franklin Templeton Variable Insurance Products Trust -- Class 2
   Mutual Shares Securities Fund(3)                                  79,627         160
   Templeton Growth Securities Fund(2)                               52,405      16,445
   Templeton International Securities Fund                           82,771       8,022

The Universal Institutional Funds, Inc.
   Technology Portfolio(3)                                           24,704      12,485

Wanger Advisors Trust
   Wanger Foreign Forty(1)                                            9,862          46
   Wanger International Small Cap                                    44,235       3,513
   Wanger Twenty(4)                                                  22,719         180
   Wanger U.S. Small Cap                                            128,995       6,189

(1)  From inception February 16, 2001 to December 31, 2001
(2)  From inception August 29, 2001 to December 31, 2001
(3)  From inception September 5, 2001 to December 31, 2001
(4)  From inception September 18, 2001 to December 31, 2001
(5)  From inception October 4, 2001 to December 31, 2001
(6)  From inception October 11, 2001 to December 31, 2001
(7)  From inception November 9, 2001 to December 31, 2001
(8)  From inception December 28, 2001 to December 31, 2001

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES(1)
Units                                                                   2,955
Unit Value, end of period                                           $0.783921
Net assets, end of period (thousands)                                      $2
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (21.67%)

PHOENIX-ABERDEEN NEW ASIA SERIES(3)
Units                                                                   3,725
Unit Value, end of period                                           $1.029226
Net assets, end of period (thousands)                                      $4
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      5.45% (9)
Total return                                                            4.35%


PHOENIX-DEUTSCHE DOW 30 SERIES(6)
Units                                                                 179,439
Unit Value, end of period                                           $0.947252
Net assets, end of period (thousands)                                    $170
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      9.06% (9)
Total return                                                            8.76%


PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                                 335,064
Unit Value, end of period                                           $0.536083
Net assets, end of period (thousands)                                    $180
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (33.04%)


PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(1)
Units                                                                  31,756
Unit Value, end of period                                           $1.111468
Net assets, end of period (thousands)                                     $35
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      6.13% (9)
Total return                                                           11.15%


PHOENIX-ENGEMANN CAPITAL GROWTH SERIES(7)
Units                                                                 138,830
Unit Value, end of period                                           $0.875741
Net assets, end of period (thousands)                                    $122
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            4.18%


PHOENIX-ENGEMANN NIFTY FIFTY SERIES(6)
Units                                                                   9,075
Unit Value, end of period                                           $0.895597
Net assets, end of period (thousands)                                      $8
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           12.11%

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                 -------------
PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(1)
Units                                                                   3,261
Unit Value, end of period                                           $0.756199
Net assets, end of period (thousands)                                      $2
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      0.05% (9)
Total return                                                          (24.38%)


PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                               2,726,065
Unit Value, end of period                                           $1.054041
Net assets, end of period (thousands)                                  $2,873
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.84%
Total return                                                            3.82%


PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES(6)
Units                                                                  74,108
Unit Value, end of period                                           $1.029096
Net assets, end of period (thousands)                                     $76
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                     17.05% (9)
Total return                                                            3.52%


PHOENIX-HOLLISTER VALUE EQUITY SERIES(1)
Units                                                                  90,276
Unit Value, end of period                                           $0.852646
Net assets, end of period (thousands)                                     $77
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.69% (9)
Total return                                                          (14.74%)


PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                                 511,236
Unit Value, end of period                                           $0.864883
Net assets, end of period (thousands)                                    $442
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      1.32%
Total return                                                          (11.90%)


PHOENIX-JANUS CORE EQUITY SERIES(1)
Units                                                                  11,539
Unit Value, end of period                                           $0.875483
Net assets, end of period (thousands)                                     $10
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.08% (9)
Total return                                                          (12.45%)


PHOENIX-JANUS FLEXIBLE INCOME SERIES(6)
Units                                                                 181,781
Unit Value, end of period                                           $1.037812
Net assets, end of period (thousands)                                    $189
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                     32.16% (9)
Total return                                                           (0.60%)

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
PHOENIX-JANUS GROWTH SERIES(3)
Units                                                                  25,216
Unit Value, end of period                                           $0.882424
Net assets, end of period (thousands)                                     $22
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            2.65%


PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES(6)
Units                                                                   2,854
Unit Value, end of period                                           $0.969701
Net assets, end of period (thousands)                                      $3
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            6.85%


PHOENIX-OAKHURST BALANCED SERIES(3)
Units                                                                  36,250
Unit Value, end of period                                           $1.011620
Net assets, end of period (thousands)                                     $37
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      3.71% (9)
Total return                                                            2.92%


PHOENIX-OAKHURST GROWTH AND INCOME SERIES(5)
Units                                                                  81,238
Unit Value, end of period                                           $0.956905
Net assets, end of period (thousands)                                     $78
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.04% (9)
Total return                                                            6.90%


PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                                  85,780
Unit Value, end of period                                           $1.022800
Net assets, end of period (thousands)                                     $88
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      3.42%
Total return                                                            1.87%


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES(1)
Units                                                                     806
Unit Value, end of period                                           $0.929232
Net assets, end of period (thousands)                                      $1
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      1.05% (9)
Total return                                                           (7.08%)


PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
Units                                                                  93,650
Unit Value, end of period                                           $1.159325
Net assets, end of period (thousands)                                    $109
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      4.45% (9)
Total return                                                           15.93%

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(1)
Units                                                                  56,168
Unit Value, end of period                                           $1.080436
Net assets, end of period (thousands)                                     $61
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.42% (9)
Total return                                                            8.04%


PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
Units                                                                  63,219
Unit Value, end of period                                           $0.756395
Net assets, end of period (thousands)                                     $48
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (24.36%)


PHOENIX-SENECA STRATEGIC THEME SERIES(1)
Units                                                                  72,976
Unit Value, end of period                                           $0.722909
Net assets, end of period (thousands)                                     $53
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (27.71%)


AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Capital Appreciation Fund(2)
Units                                                                  13,658
Unit Value, end of period                                           $0.931523
Net assets, end of period (thousands)                                     $13
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            0.73%


AIM V.I. VALUE FUND(3)
Units                                                                  93,308
Unit Value, end of period                                           $0.944961
Net assets, end of period (thousands)                                     $88
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          - (9)
Total return                                                            2.18%


THE ALGER AMERICAN FUND:
Alger American Leveraged AllCap Portfolio(1)
Units                                                                  79,530
Unit Value, end of period                                           $0.868461
Net assets, end of period (thousands)                                     $69
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (13.15%)


DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
Deutsche VIT EAFE(R) Equity Index Fund(6)
Units                                                                  23,697
Unit Value, end of period                                           $0.895408
Net assets, end of period (thousands)                                     $21
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            1.70%

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
DEUTSCHE VIT EQUITY 500 INDEX FUND(8)
Units                                                                 334,777
Unit Value, end of period                                           $1.056437
Net assets, end of period (thousands)                                    $354
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           (0.83%)


FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                                 249,700
Unit Value, end of period                                           $1.097978
Net assets, end of period (thousands)                                    $274
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.49% (9)
Total return                                                            7.03%


FEDERATED HIGH INCOME BOND FUND II(6)
Units                                                                  20,802
Unit Value, end of period                                           $0.994847
Net assets, end of period (thousands)                                     $21
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            5.03%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO(1)
Units                                                                  36,887
Unit Value, end of period                                           $0.922303
Net assets, end of period (thousands)                                     $34
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           (7.77%)


VIP GROWTH OPPORTUNITIES PORTFOLIO(2)
Units                                                                 158,682
Unit Value, end of period                                           $0.951516
Net assets, end of period (thousands)                                    $151
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           (0.13%)


VIP GROWTH PORTFOLIO
Units                                                                 107,306
Unit Value, end of period                                           $0.792334
Net assets, end of period (thousands)                                     $85
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (17.73%)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND(3)
Units                                                                  82,345
Unit Value, end of period                                           $0.982491
Net assets, end of period (thousands)                                     $81
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           (2.03%)

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
TEMPLETON GROWTH SECURITIES FUND(2)
Units                                                                  34,826
Unit Value, end of period                                           $0.991887
Net assets, end of period (thousands)                                     $35
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           (1.08%)


TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                                  80,270
Unit Value, end of period                                           $0.882099
Net assets, end of period (thousands)                                     $71
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      2.57%
Total return                                                          (15.99%)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO(3)
Units                                                                  11,900
Unit Value, end of period                                           $0.899633
Net assets, end of period (thousands)                                     $11
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                            9.50%


WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY(1)
Units                                                                  12,780
Unit Value, end of period                                           $0.735165
Net assets, end of period (thousands)                                      $9
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      0.10% (9)
Total return                                                          (26.48%)


WANGER INTERNATIONAL SMALL CAP
Units                                                                  47,400
Unit Value, end of period                                           $0.752252
Net assets, end of period (thousands)                                     $36
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                          (21.16%)


WANGER TWENTY(4)
Units                                                                  23,548
Unit Value, end of period                                           $1.087822
Net assets, end of period (thousands)                                     $26
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                          -
Total return                                                           20.85%

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 PERIOD ENDED
                                                                   12/31/01
                                                                --------------
WANGER U.S. SMALL CAP
Units                                                                 118,418
Unit Value, end of period                                           $1.181860
Net assets, end of period (thousands)                                    $140
Expenses as a % of average net assets                                       -
Net investment income as a % of average net assets                      0.05%
Total return                                                           11.39%

(1)  From inception February 16, 2001 to December 31, 2001
(2)  From inception August 29, 2001 to December 31, 2001
(3)  From inception September 5, 2001 to December 31, 2001
(4)  From inception September 18, 2001 to December 31, 2001
(5)  From inception October 4, 2001 to December 31, 2001
(6)  From inception October 11, 2001 to December 31, 2001
(7)  From inception November 9, 2001 to December 31, 2001
(8)  From inception December 28, 2001 to December 31, 2001
(9)  Annualized

                            PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                          SUBACCOUNT
                                        -------------------------------------------------------------------------------
                                            PHOENIX-                                                     PHOENIX-
                                            ABERDEEN                                                     DEUTSCHE
                                         INTERNATIONAL        PHOENIX-ABERDEEN    PHOENIX-DEUTSCHE      NASDAQ-100
                                           SERIES(1)         NEW ASIA SERIES(3)   DOW 30 SERIES(6)    INDEX(R) SERIES
                                       -----------------    -------------------- ------------------ -------------------
Units outstanding, beginning of period              -                       -                  -              25,000
Participant deposits                              3,037                     -               40,340            20,404
Participant transfers                                 -                   3,725            139,099           289,660
Participant withdrawals                             (82)                    -                  -                 -
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                  2,955                   3,725            179,439           335,064
                                        ===============================================================================

                                            PHOENIX-DUFF &         PHOENIX-           PHOENIX-
                                             PHELPS REAL           ENGEMANN           ENGEMANN
                                          ESTATE SECURITIES     CAPITAL GROWTH       NIFTY FIFTY
                                              SERIES(1)            SERIES(7)          SERIES(6)
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                   -                  -
Participant deposits                                 18,238               3,592              9,633
Participant transfers                                13,656             135,238                -
Participant withdrawals                                (138)                -                 (558)
                                         ----------------------------------------------------------
Units outstanding, end of period                     31,756             138,830              9,075
                                         ==========================================================

                                            PHOENIX-              PHOENIX-                               PHOENIX-
                                         ENGEMANN SMALL        FEDERATED U.S.                         GOODWIN MULTI-
                                             & MID-              GOVERNMENT        PHOENIX-GOODWIN     SECTOR FIXED
                                           CAP GROWTH               BOND            MONEY MARKET          INCOME
                                           SERIES(1)            SUBACCOUNT(2)          SERIES           SERIES(6)
                                       -----------------    --------------------  ----------------- -------------------
Units outstanding, beginning of period              -                       -              499,874               -
Participant deposits                              3,359                  26,480          4,359,871            49,008
Participant transfers                               -                       -           (1,224,498)           25,928
Participant withdrawals                             (98)                (26,480)          (909,182)             (828)
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                  3,261                     -            2,726,065            74,108
                                        ===============================================================================
                                                                 PHOENIX-J.P.
                                          PHOENIX-HOLLISTER    MORGAN RESEARCH      PHOENIX-JANUS
                                             VALUE EQUITY       ENHANCED INDEX       CORE EQUITY
                                              SERIES(1)             SERIES            SERIES(1)
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                 8,919                -
Participant deposits                                 92,096             307,260              5,617
Participant transfers                                   -               204,817              6,095
Participant withdrawals                              (1,820)             (9,760)              (173)
                                         ----------------------------------------------------------
Units outstanding, end of period                     90,276             511,236             11,539
                                         ==========================================================

                                         PHOENIX-JANUS                                PHOENIX-           PHOENIX-
                                            FLEXIBLE            PHOENIX-JANUS      MORGAN STANLEY        OAKHURST
                                             INCOME                GROWTH           FOCUS EQUITY         BALANCED
                                           SERIES(6)              SERIES(3)           SERIES(6)         SERIES(3)
                                       -----------------    -------------------- ------------------ -------------------
Units outstanding, beginning of period              -                       -                  -                 -
Participant deposits                              3,281                   7,376              2,943            22,749
Participant transfers                           178,562                  17,840                  -            13,501
Participant withdrawals                             (62)                    -                  (89)              -
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                181,781                  25,216              2,854            36,250
                                        ===============================================================================
                                               PHOENIX-            PHOENIX-
                                           OAKHURST GROWTH         OAKHURST        PHOENIX-SANFORD
                                              AND INCOME          STRATEGIC       BERNSTEIN GLOBAL
                                              SERIES(5)       ALLOCATION SERIES    VALUE SERIES(1)
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                 6,630                -
Participant deposits                                 42,568              71,948                843
Participant transfers                                38,670              18,714                -
Participant withdrawals                                 -               (11,512)               (37)
                                         ----------------------------------------------------------
Units outstanding, end of period                     81,238              85,780                806
                                         ==========================================================

                                        PHOENIX-SANFORD        PHOENIX-SANFORD
                                         BERNSTEIN MID-       BERNSTEIN SMALL-     PHOENIX-SENECA     PHOENIX-SENECA
                                           CAP VALUE              CAP VALUE        MID-CAP GROWTH    STRATEGIC THEME
                                           SERIES(1)              SERIES(1)           SERIES(1)         SERIES(1)
                                       -----------------    -------------------- ------------------ -------------------
Units outstanding, beginning of period              -                       -                  -                 -
Participant deposits                             78,150                  27,061             31,907            11,061
Participant transfers                            15,500                  29,107             31,785            61,915
Participant withdrawals                             -                       -                 (473)              -
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                 93,650                  56,168             63,219            72,976
                                        ===============================================================================
                                           AIM V.I. CAPITAL                        ALGER AMERICAN
                                             APPRECIATION       AIM V.I. VALUE    LEVERAGED ALLCAP
                                               FUND(2)             FUND(3)          PORTFOLIO(1)
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                   -                  -
Participant deposits                                  2,718               4,448             30,795
Participant transfers                                10,940              88,860             48,735
Participant withdrawals                                 -                   -                  -
                                         ----------------------------------------------------------
Units outstanding, end of period                     13,658              93,308             79,530
                                         ==========================================================


                                                                                   FEDERATED FUND
                                          DEUTSCHE VIT          DEUTSCHE VIT          FOR U.S.         FEDERATED HIGH
                                         EAFE(R) EQUITY       EQUITY 500 INDEX     GOVERNMENT         INCOME BOND
                                         INDEX FUND(6)             FUND(8)          SECURITIES II        FUND II(6)
                                       -----------------    -------------------- ------------------ -------------------
Units outstanding, beginning of period              -                       -                3,495               -
Participant deposits                             12,603                 334,777             77,158             9,472
Participant transfers                            11,330                     -              180,028            11,746
Participant withdrawals                            (236)                    -              (10,981)             (416)
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                 23,697                 334,777            249,700            20,802
                                        ===============================================================================
                                                                  VIP GROWTH
                                            VIP CONTRAFUND(R)    OPPORTUNITIES
                                             PORTFOLIO(1)            FUND(2)       VIP GROWTH FUND
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                   -               15,615
Participant deposits                                 21,381              25,590             53,563
Participant transfers                                15,664             133,092             48,315
Participant withdrawals                                (158)                -              (10,187)
                                         ----------------------------------------------------------
Units outstanding, end of period                     36,887             158,682            107,306
                                         ==========================================================

                                                                 TEMPLETON
                                         MUTUAL SHARES             GROWTH             TEMPLETON
                                           SECURITIES            SECURITIES         INTERNATIONAL       TECHNOLOGY
                                            FUND(3)                FUND(2)         SECURITIES FUND     PORTFOLIO(3)
                                       -----------------    -------------------- ------------------ -------------------
Units outstanding, beginning of period              -                       -                5,953               -
Participant deposits                             22,382                     -               51,848               545
Participant transfers                            59,963                  34,826             29,980            11,355
Participant withdrawals                             -                       -               (7,511)              -
                                        -------------------------------------------------------------------------------
Units outstanding, end of period                 82,345                  34,826             80,270            11,900
                                        ===============================================================================
                                                                   WANGER
                                            WANGER FOREIGN      INTERNATIONAL        WANGER
                                               FORTY(1)           SMALL CAP          TWENTY(4)
                                         -------------------   -----------------   ----------------
Units outstanding, beginning of period                  -                 5,282                -
Participant deposits                                  2,773              16,979             10,467
Participant transfers                                10,146              27,727             13,420
Participant withdrawals                                (139)             (2,588)              (339)
                                         ----------------------------------------------------------
Units outstanding, end of period                     12,780              47,400             23,548
                                         ==========================================================

                                          WANGER U.S.
                                           SMALL CAP
                                        ----------------
Units outstanding, beginning of period            8,903
Participant deposits                             80,123
Participant transfers                            34,199
Participant withdrawals                          (4,807)
                                        ----------------
Units outstanding, end of period                118,418
                                        ================

(1)  From inception February 16, 2001 to December 31, 2001
(2)  From inception August 29, 2001 to December 31, 2001
(3)  From inception September 5, 2001 to December 31, 2001
(4)  From inception September 18, 2001 to December 31, 2001
(5)  From inception October 4, 2001 to December 31, 2001
(6)  From inception October 11, 2001 to December 31, 2001
(7)  From inception November 9, 2001 to December 31, 2001
(8)  From inception December 28, 2001 to December 31, 2001

                             PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

     Policy provisions allow policyowners to borrow up to 90% of the policy value, reduced by an amount equal to the surrender charge with interest of [2.75% due in policy years 1-10, 2.5% due in policy years 11-15 and 2.25% due in policy years 16 and thereafter for all states except New York and New Jersey] and [4.75% due in policy years 1-10, 4.5% due in policy years 11-15 and 4.25% due in policy years 16 and thereafter in New York and New Jersey], payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and New Jersey and 4% for New York and New Jersey. Loan repayments result in a transfer of collateral back to the Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $1,082,134 and $30,050 during the years ended December 31, 2001 and 2000, respectively.

     As compensation for administrative services provided to the Account, Phoenix receives an additional amount per contract, not to exceed $120 annually, by a withdrawal of participant units prorated among the elected subaccounts. Such costs aggregated $0 and $1,185 during the years ended December 31, 2001 and 2000, respectively.

     As of December 31, 2001, Phoenix has waived the partial surrender fees.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

     Sales charges, ranging from 0% to 7% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred and and a charge for federal and premium taxes which currently range from 2.25% to 5.5% of premiums paid based on the state where the policyowner resides, are paid to Phoenix by a withdrawal of participant units. In the event of a surrender before ten years, the unpaid balance of the sales charges and premium taxes is deducted and paid to Phoenix.

     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges each policy on an annual basis by a withdrawal of participant units at an annual rate of .50% in policy year 1-10 and .25% thereafter, prorated among the elected subaccounts. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                             PHOENIX CORPORATE EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

     On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                              Surviving Series
--------------                              ----------------
Phoenix-Engemann Nifty Fifty Series         Phoenix-Engemann Capital Growth Series
Phoenix-Janus Core Equity Series            Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series            Phoenix-Oakhurst Strategic Allocation Series


     If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

     The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy holders who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

     On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [logo]

To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (Phoenix Corporate Edge):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Corporate
Edge) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS

Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza

Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

------------------------------

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------
THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

        Example Calculation:

        The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

        Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:.......................  $1.000000
        Value of the same account (excluding capital changes) at the
          end of the 7-day period:...................................   1.000337
        Calculation:
          Ending account value ......................................   1.000337
          Less beginning account value ..............................   1.000000
          Net change in account value ...............................   0.000337
        Base period return:
          (adjusted change/beginning account value) .................   0.000337
        Current annual yield = return x (365/7) = ...................      1.76%
        Effective annual yield = [(1 + return)365/7] - 1 = ..........      1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.

---------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
    SERIES                                          INCEPTION DATE    1 YEAR      3 YEARS    5 YEARS    10 YEARS      SINCE
                                                                                                                    INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                  05/01/90      -24.04%       -6.09%      3.49%       6.43%       6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                       09/17/96        1.02%        8.63%     -3.71%        N/A       -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                      10/29/01         N/A          N/A        N/A         N/A        6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series       10/29/01         N/A          N/A        N/A         N/A        7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                         12/15/99       -5.98%         N/A        N/A         N/A       -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series            08/15/00     -33.06%          N/A        N/A         N/A      -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series    05/01/95        6.62%       13.48%      7.04%        N/A       12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                 12/31/82      -34.57%      -11.31%      1.89%       8.05%      13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series         08/15/00      -26.73%         N/A         N/A        N/A      -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series          12/15/99        5.01%         N/A         N/A        N/A       10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                    10/08/82        3.82%        4.89%      4.99%       4.60%       6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series       12/31/82        6.09%        6.01%      4.87%       7.83%       9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                  03/02/98      -17.96%       10.48%       N/A         N/A       11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series     07/14/97      -11.90%       -2.50%       N/A         N/A        5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                   12/15/99        7.24%         N/A        N/A         N/A        6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                            12/15/99      -23.83%         N/A        N/A         N/A      -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series              10/29/01         N/A          N/A        N/A         N/A        6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                     10/29/01         N/A          N/A        N/A         N/A        4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                               10/29/01         N/A          N/A        N/A         N/A        5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                03/02/98       -8.17%        0.12%       N/A         N/A        5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series           09/17/84        1.87%        4.47%     10.71%      10.01%      12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series          11/20/00       -6.84%         N/A         N/A        N/A       -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series         03/02/98       22.98%        8.85%        N/A        N/A        3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series       11/20/00       15.76%         N/A         N/A        N/A       20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   03/02/98      -25.28%        7.37%        N/A        N/A       11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                  01/29/96      -27.36%       -0.10%     11.07%        N/A       11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                 12/15/99      -15.09%         N/A         N/A        N/A      -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                     05/05/93      -23.28%       -0.39%      6.01%        N/A       11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                           05/05/93      -12.56%       -1.03%      9.69%        N/A       13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio              01/25/95      -15.93%        4.01%     16.27%        N/A       22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II       03/28/94        7.03%        5.70%      6.66%        N/A        6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                     03/01/94        1.38%       -1.91%      1.98%        N/A        4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                            11/03/97     -12.37%         0.49%       N/A         N/A        6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                     11/03/97      -14.44%       -9.62%       N/A         N/A       -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                   11/03/97      -17.72%        0.15%       N/A         N/A        8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2               11/08/96        7.04%       11.25%     10.05%        N/A       10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --        09/27/96       -8.09%       -1.44%    -11.80%        N/A      -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund -- Class 2           05/11/92      -15.99%        0.36%      4.61%        N/A        9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund -- Class 2      11/28/88       -9.95%        3.36%      6.20%       9.91%       9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2            03/15/94       -1.30%        6.57%      8.30%        N/A        9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                  08/22/97     -24.69%        -7.12%       N/A         N/A       -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                      10/01/97      -13.00%       -1.67%       N/A         N/A        5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                   11/30/99      -48.83%         N/A        N/A         N/A      -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                   02/01/99      -26.61%         N/A        N/A         N/A       10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                         05/01/95      -21.27%        8.76%      8.08%        N/A       15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                          02/01/99        9.09%         N/A        N/A         N/A       17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                          05/01/95       11.39%        8.56%     12.47%        N/A       18.34%
---------------------------------------------------------------------------------------------------------------------------------

We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The Standard & Poor's 500 Index (S&P 500)
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                  Morningstar, Inc.                        Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                     Consumer Reports                         The New York Times
Business Week                               Investor's Business Daily                Personal Investor
Changing Times                              Financial Planning                       Registered Representative
Forbes                                      Financial Services Weekly                U.S. News and World Report
Fortune                                     Money                                    The Wall Street Journal

The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The S&P 500
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that minimum required premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.


GENERAL ACCOUNT: The general asset account of Phoenix.


ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

TARGET PREMIUM: The level annual premium at which the sales load is reduced on a current basis.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

                                                                     [VERSION B]

                              EXECUTIVE BENEFIT-VUL

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY

  PROSPECTUS                                                         MAY 1, 2002

    This prospectus describes an individual flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
[diamond]  Phoenix-Aberdeen International Series
[diamond]  Phoenix-Aberdeen New Asia Series
[diamond]  Phoenix-AIM Mid-Cap Equity Series
[diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
[diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
[diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
[diamond]  Phoenix-Janus Growth Series
[diamond]  Phoenix-MFS Investors Growth Stock Series
[diamond]  Phoenix-MFS Investors Trust Series
[diamond]  Phoenix-MFS Value Series
[diamond]  Phoenix-Oakhurst Growth and Income Series
[diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond]  Phoenix-Seneca Strategic Theme Series

[diamond]  Phoenix-Van Kampen Focus Equity Series (formerly,
           Phoenix-Morgan Stanley Focus Equity Series)


AIM VARIABLE INSURANCE FUNDS
----------------------------
[diamond]  AIM V.I. Capital Appreciation Fund

[diamond]  AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)


THE ALGER AMERICAN FUND
-----------------------
[diamond]  Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
[diamond]  Federated Fund for U.S. Government Securities II
[diamond]  Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
[diamond]  VIP Contrafund(R) Portfolio
[diamond]  VIP Growth Opportunities Portfolio
[diamond]  VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
[diamond]  Mutual Shares Securities Fund
[diamond]  Templeton Developing Markets Securities 1

[diamond]  Templeton Foreign Securities Fund (formerly, Templeton
[diamond]  Templeton Global Asset Allocation Fund (formerly,

[diamond]  Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------

[diamond]  Scudder VIT EAFE(R) Equity Index Fund (formerly, Deutsche VIT EAFE(R)
           Equity Index Fund)
[diamond]  Scudder VIT Equity 500 Index Fund (formerly, Deutsche VIT Equity 500
           Index Fund)


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
[diamond]  Technology Portfolio

WANGER ADVISORS TRUST
---------------------
[diamond]  Wanger Foreign Forty
[diamond]  Wanger International Small Cap
[diamond]  Wanger Twenty

[diamond]  Wanger U.S. Smaller  Companies  (formerly,  Wanger U.S.
           Small Cap)



(1) Not available for new investors

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT: [envelope] ANDESA TPA, INC.
                                                            1605 N Cedar Crest Blvd, Suite 502
                                                            Allentown, PA 18104

                                                 [telephone] 610/439-5256

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission("SEC") has not approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
--------------------------------------------------------------------------------


PART I--GENERAL POLICY PROVISIONS........................   5
    SUMMARY .............................................   5
        Availability.....................................   5
        Underwriting.....................................   5
        Charges Under the Policy.........................   5
        Deductions From Premiums.........................   7
            Sales Charge.................................   7
            State Premium Tax Charge.....................   7
            Deferred Acquisition Cost ("DAC") Tax
             Charge......................................   7
        Policy Value Charges.............................   7
            Administrative Charge........................   7
            Cost of Insurance............................   7
            Mortality and Expense Risk Fee...............   7
            Rider Charge.................................   7
            Charges for Federal Income Taxes.............   7
            Fund Charges.................................   7
        Other Charges....................................  10
            Partial Surrender Fee........................  10
            Loan Interest Rate Expense Charge............  10
        Reduction in Charges.............................  10
    PHOENIX AND THE ACCOUNT..............................  10
        Phoenix..........................................  10
        The Account......................................  10
    PERFORMANCE HISTORY..................................  10
    INVESTMENTS OF THE ACCOUNT...........................  10
        Participating Investment Funds...................  10

        Investment Advisors..............................  13

        Services of the Advisors.........................  14
        Reinvestment and Redemption......................  14
        Substitution of Investments......................  14
        The Guaranteed Interest Account..................  14
    PREMIUMS.............................................  15
        Minimum Premiums.................................  15
        Allocation of Issue Premium......................  15
        Free Look Period.................................  15

        Account Value....................................  15
            Transfer of Policy Value.....................  15

            Systematic Transfers for Dollar Cost
             Averaging...................................  16
        Automatic Asset Rebalancing......................  16
        Determination of Subaccount Values...............  16
        Death Benefit Under the Policy...................  16
            Minimum Face Amount..........................  17
            Death Benefit Options........................  17
        Changes in Face Amount of Insurance..............  17
            Requests for Increase in Face Amount.........  17
        Decreases in Face Amount and Partial

         Surrenders: Effect on Death Benefit.............  17
            Requests for Decrease in Face Amount.........  17

        Surrenders.......................................  17
            General......................................  17
            Full Surrenders..............................  18
            Partial Surrenders...........................  18
        Policy Loans.....................................  18

            Source of Loan...............................  18
            Interest.....................................  18

            Interest Credited on Loaned Value............  19
            Repayment....................................  19
            Effect of Loan...............................  19
        Lapse............................................  19
        Additional Insurance Option......................  19

        Additional Rider Benefits........................  19

PART II--ADDITIONAL POLICY PROVISIONS..................... 21
        Postponement of Payments.........................  21
        Payment by Check.................................  21
        The Contract.....................................  21
        Suicide..........................................  21
        Incontestability.................................  21
        Change of Owner or Beneficiary...................  21
        Assignment.......................................  21
        Misstatement of Age or Sex.......................  21
        Surplus..........................................  21
    PAYMENT OF PROCEEDS..................................  21
        Surrender and Death Benefit Proceeds.............  21
        Payment Options..................................  22
            Option 1--Lump Sum............................ 22
            Option 2--Left to Earn Interest............... 22
            Option 3--Payment for a Specific Period....... 22
            Option 4--Life Annuity with Specified
             Period Certain..............................  22

            Option 5--Life Annuity........................ 22

            Option 6--Payments of a Specified Amount...... 22
            Option 7--Joint Survivorship Annuity with
             10-Year Period Certain......................  22
PART III--OTHER IMPORTANT INFORMATION..................... 23
    FEDERAL INCOME TAX CONSIDERATIONS....................  23
        Introduction.....................................  23
        Phoenix's Income Tax Status......................  23
        Policy Benefits..................................  23

            Death Benefit Proceeds.......................  23
            Full Surrender...............................  23

            Partial Surrender............................  23
            Loans........................................  23
        Business-Owned Policies..........................  24
            Modified Endowment Contracts.................  24
            Reduction in Benefits During the First
             7 Years.....................................  24
            Distributions Affected.......................  24
            Penalty Tax..................................  24
            Material Change Rules........................  24
            Serial Purchase of Modified Endowment

             Contracts...................................  24

        Limitations on Unreasonable Mortality and
         Expense Charges.................................  25
        Diversification Standards........................  25
        Change of Ownership or Insured or
         Assignment......................................  25

        Other Taxes......................................  25

    VOTING RIGHTS .......................................  25

    THE DIRECTORS AND EXECUTIVE OFFICERS OF
     PHOENIX.............................................  26
    SAFEKEEPING OF THE ACCOUNT'S ASSETS .................  28
    SALES OF POLICIES ...................................  28
    STATE REGULATION ....................................  28
    REPORTS .............................................  28
    LEGAL PROCEEDINGS ...................................  28
    LEGAL MATTERS .......................................  28

    REGISTRATION STATEMENT ..............................  28
    FINANCIAL STATEMENTS ................................  29
    PHOENIX LIFE VARIABLE UNIVERSAL
        LIFE ACCOUNT FINANCIAL STATEMENTS,
        DECEMBER 31, 2001..............................  SA-1
    PHOENIX LIFE INSURANCE COMPANY
        FINANCIAL STATEMENTS,
        DECEMBER 31, 2001...............................  F-1
    APPENDIX A--PERFORMANCE HISTORY.....................  A-1

    APPENDIX B--GLOSSARY OF SPECIAL TERMS...............  B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                        PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


SUMMARY
--------------------------------------------------------------------------------
    This is a summary that describes the general provisions of the policy.

    Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

    Throughout the prospectus, Phoenix Life Insurance Company is referred to as Phoenix, we, us, or our and the policyholder is referred to as you or your.

    We define the following terms in the "Glossary of Special Terms--Appendix
B":

    ACCOUNT                       POLICY ANNIVERSARY
    ATTAINED AGE                  POLICY DATE
    BENEFICIARY                   POLICY VALUE
    DEBT                          POLICY YEAR

    GENERAL ACCOUNT               SERIES

    ISSUE PREMIUM                 SUBACCOUNTS
    MONTHLY CALCULATION DATE      TARGET PREMIUM
    NET ASSET VALUE               VALUATION DATE
    PAYMENT DATE                  VALUATION PERIOD
    PLANNED ANNUAL PREMIUM

    If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will control.

AVAILABILITY
    The policy is available on a "case" basis. We may consider one person as a case. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of a case, he or she may exercise all rights under the policy through their employer or sponsoring organization. After termination of employment or other such relationship, the individual may exercise such rights directly with us.

    For fully underwritten policies, the age of the insured at the time of issue generally must be between ages 18 through 85 as of his or her birthday nearest the policy anniversary.

    For policies that are underwritten using simplified or guaranteed issue programs, generally the maximum age of the insured at the time of issue is age 70 for simplified and 64 for guaranteed issue.

    The minimum face amount of insurance per policy issued is $50,000.

    You may purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

UNDERWRITING
    Currently, we offer 3 types of underwriting:

[diamond] fully underwritten;

[diamond] simplified issue underwriting; and

[diamond] guaranteed issue underwriting.

    Your cost of insurance charges will vary based on the type of underwriting we use.

CHARGES UNDER THE POLICY
    We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5.  assuming certain risks in connection with the policy.

    These charges are summarized below. These charges are described more fully following this chart.

                            CHARGES UNDER THE POLICY

---------------------------------------------------------------------------------------------------------------------------------
                    CHARGES                           CURRENT RATE                          GUARANTEED RATE
---------------------------------------------------------------------------------------------------------------------------------
                       SALES CHARGE            Policy  years 1 - 7: 5.0% of premiums    Policy  years 1 - 7: 5.0% of premiums up
DEDUCTIONS FROM                                up to the target  premium and 0% on      to the target premium and 3.0% on amounts
PREMIUMS                                       amounts in excess of the target          in excess of the target premium.
                                               premium.

                                               Policy year 8+: 0% of all premiums.      Policy year 8+: 2.0% of all premiums.
                       ----------------------------------------------------------------------------------------------------------
                       STATE PREMIUM           0.75% to 4.0% of each premium up to      This charge will always equal the
                       TAX                     the Target Premium depending on your     applicable state rate.
                                               state's applicable rate.
                       ----------------------------------------------------------------------------------------------------------
                       DEFERRED ACQUISITION    1.5% of each premium up to the Target    1.5% of each premium up to the Target
                       COST TAX CHARGE         Premium.                                 Premium.
                       (FEDERAL DAC TAX)
---------------------------------------------------------------------------------------------------------------------------------
POLICY VALUE CHARGES   ADMINISTRATIVE CHARGE   $5 per month ($60 annually)              $10 per month ($120  annually) except
                                                                                        New York, $7.50 per month ($90 annually)
                       ----------------------------------------------------------------------------------------------------------
                       COST OF INSURANCE       A per thousand rate multiplied by        The maximum monthly cost of insurance
                       CHARGE                  the amount at risk each month. This      charge for each $1,000 of insurance is
                                               charge varies by the insured's           shown on your policy's schedule pages.
                                               issue age, policy duration, gender
                                               and underwriting class.
                       ----------------------------------------------------------------------------------------------------------

                       MORTALITY AND EXPENSE   0.40% annually in policy years 1-10      0.90% annually in all policy years
                       RISK CHARGE*
                                               0.25% annually in policy years 11+

                       ----------------------------------------------------------------------------------------------------------
                       FUND CHARGES            See Fund Charge Table                    See Fund Charge Table
---------------------------------------------------------------------------------------------------------------------------------
OTHER CHARGES          PARTIAL SURRENDER FEE   None                                     2.0% of the amount withdrawn, but not
                                                                                        greater than $25.
---------------------------------------------------------------------------------------------------------------------------------
                       TRANSFERS BETWEEN       None                                     $10 per transfer after the first 2
                       SUBACCOUNTS                                                      transfers in any given policy year,
                                                                                        (after 12 transfers in New York).
                       ----------------------------------------------------------------------------------------------------------

                       LOAN INTEREST RATE      The rates in effect before the           The Guaranteed rates before the insured
                       CHARGED                 insured reaches age 65 in all            reaches 65 for all states are:
                                               states except New York and New           Policy year 1 - 10:       4.75%
                                               Jersey are:                              Policy year 11 - 15:      4.50%
                                               Policy year 1 - 10:       2.75%          Policy year 16+:          4.25%**
                                               Policy year 11 - 15:      2.50%
                                               Policy year 16+:          2.25%**

                                               The rates in effect before the insured
                                               reaches age 65 in New York and New
                                               Jersey are:
                                               Policy year 1 - 10:       4.75%
                                               Policy year 11 - 15:      4.50%
                                               Policy year 16+:          4.25%**
---------------------------------------------------------------------------------------------------------------------------------

 * We do not deduct this charge from policy value allocated to the Guaranteed Interest Account.
** These rates will also be in effect after the policy anniversary nearest the insured's 65th birthday.

DEDUCTIONS FROM PREMIUMS
    Before we allocate your premium to the subaccounts and/or the Guaranteed Interest Account we deduct a sales charge, a state premium tax and a federal tax to cover the estimated cost to us for deferred acquisition costs.

SALES CHARGE
    We deduct a sales charge from your premium for the costs we incur in the sales and distribution of the policies. We will refund a portion of the first-year sales charge to you as part of the cash surrender value if you surrender your policy within the first 3 policy years according to the following schedule:

[diamond] Policy Year 1:   100.00% of first-year sales charge

[diamond] Policy Year 2:   66.67% of first-year sales charge

[diamond] Policy Year 3:   33.33% of first-year sales charge

STATE PREMIUM TAX CHARGE
    States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes assessed against us by the state.

    We may increase or decrease this charge if there is a change in the tax or change of residence.

DEFERRED ACQUISITION COST ("DAC") TAX CHARGE
    This tax is associated with our federal tax liability under Internal Revenue Code Section 848.

POLICY VALUE CHARGES
    On each monthly calculation day, we deduct from your policy value the following charges:

    1.   Administrative Charge

    2.   Cost of Insurance Charge

    3.   Mortality and Expense Risk Fee

    4.   A charge for the cost of riders if applicable

    The amount deducted is allocated among the subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you. You initially choose this schedule in your application.

1.  ADMINISTRATIVE CHARGE
    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration for services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

2.  COST OF INSURANCE
    We deduct a charge to cover the cost of insurance coverage on each monthly calculation date. This charge is based on:

[diamond] Insured's gender;

[diamond] Insured's age at issue;

[diamond] Policy year in which we make the deduction;

[diamond] Insured's tobacco use classification;

[diamond] Rating class of the policy; and

[diamond] Underwriting classification of the case.

    To determine the monthly cost of insurance, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  MORTALITY AND EXPENSE RISK FEE
    We charge the subaccounts for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated.

    If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

4.  RIDER CHARGE
    We will deduct any applicable monthly rider charges for the additional benefit provided to you by the rider.

CHARGES FOR FEDERAL INCOME TAXES
    We currently do not charge the Account for federal income taxes attributable to it. In the future, we may charge to cover these or any other tax liability of the Account.

FUND CHARGES
    Please refer to the following chart for a listing of fund charges.

 ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR
                                ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             OTHER
                                                                           OPERATING     TOTAL ANNUAL                   TOTAL ANNUAL
                                                    INVESTMENT   RULE      EXPENSES     FUND EXPENSES OTHER OPERATING  FUND EXPENSES
                                                    MANAGEMENT   12B-1      BEFORE         BEFORE      EXPENSES AFTER      AFTER
                   SERIES                              FEE       FEES    REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International(5)                      0.75%      N/A        0.27%           1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia(4)                           1.00%      N/A        1.41%           2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity(2, 7)                       0.85%      N/A        6.28%           7.13%          0.20%           1.05%
Phoenix-Alliance/Bernstein Growth + Value(2, 7)        0.85%      N/A        7.08%           7.93%          0.20%           1.05%
Phoenix-Deutsche Dow 30(2, 6)                          0.35%      N/A        0.77%           1.12%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R)(2, 6)             0.35%      N/A        2.00%           2.35%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities(4, 6)     0.75%      N/A        0.41%           1.16%          0.25%           1.00%
Phoenix-Engemann Capital Growth(2, 6)                  0.63%      N/A        0.09%           0.72%          0.09%           0.72%
Phoenix-Engemann Small & Mid-Cap Growth(4, 6)          0.90%      N/A        1.23%           2.13%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond(3, 8)           0.60%      N/A        0.86%           1.46%          0.24%           0.84%
Phoenix-Goodwin Money Market(2, 6)                     0.40%      N/A        0.20%           0.60%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income(2, 6)        0.50%      N/A        0.21%           0.71%          0.15%           0.65%
Phoenix-Hollister Value Equity(2, 6)                   0.70%      N/A        0.30%           1.00%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index(1, 6)      0.45%      N/A        0.25%           0.70%          0.10%           0.55%
Phoenix-Janus Flexible Income(2, 6)                    0.80%      N/A        0.71%           1.51%          0.15%           0.95%
Phoenix-Janus Growth(2, 6)                             0.85%      N/A        0.34%           1.19%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock(2, 6, 7)            0.75%      N/A        6.13%           6.88%          0.20%           0.95%
Phoenix-MFS Investors Trust(2, 6, 7)                   0.75%      N/A        6.59%           7.34%          0.20%           0.95%
Phoenix-MFS Value(2, 6, 7)                             0.75%      N/A        5.68%           6.43%          0.20%           0.95%
Phoenix-Oakhurst Growth & Income(2, 6)                 0.70%      N/A        0.23%           0.93%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation(2, 6)            0.58%      N/A        0.13%           0.71%          0.13%           0.71%
Phoenix-Sanford Bernstein Global Value(2)              0.90%      N/A        1.90%           2.80%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value(2, 6)          1.05%      N/A        0.49%           1.54%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value(2, 6)        1.05%      N/A        1.28%           2.33%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth(4, 6)                    0.80%      N/A        0.30%           1.10%          0.25%           1.05%
Phoenix-Seneca Strategic Theme(4, 6)                   0.75%      N/A        0.21%           0.96%          0.21%           0.96%
Phoenix-Van Kampen Focus Equity(2, 6)                  0.85%      N/A        2.33%           3.18%          0.15%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .30% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .35% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets.
(6) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(7) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.
(8) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.

Note: each or all of the expense caps noted above may be altered or eliminated at any time without notice.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           OTHER      TOTAL ANNUAL
                                                                           OTHER       TOTAL ANNUAL      OPERATING        FUND
                                                  INVESTMENT   RULE      OPERATING     FUND EXPENSES      EXPENSES      EXPENSES
                                                  MANAGEMENT   12B-1  EXPENSES BEFORE      BEFORE          AFTER          AFTER
                    SERIES                           FEE      FEES(5)  REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.24%           0.85%           0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A        0.25%           0.85%           0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A        0.07%           0.92%           0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A        0.14%           0.74%           0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%           0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio(6)                       0.58%     0.10%       0.10%           0.78%           0.10%           0.78%
VIP Growth Opportunities Portfolio(6)                0.58%     0.10%       0.11%           0.79%           0.11%           0.79%
VIP Growth Portfolio(6)                              0.58%     0.10%       0.10%           0.78%           0.10%           0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%       0.19%           1.04%           0.19%          1.04%
Templeton Developing Markets Securities Fund         1.25%     0.25%       0.32%           1.82%           0.32%          1.82%
Templeton Foreign Securities Fund (8)                0.69%     0.25%       0.22%           1.16%           0.22%          1.15%
Templeton Global Asset Allocation Fund               0.61%     0.25%       0.20%           1.06%           0.20%          1.06%
Templeton Growth Securities Fund (10)                0.80%     0.25%       0.05%           1.10%           0.05%          1.10%

SCUDDER VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (9)            0.45%      N/A        0.36%           0.81%           0.20%          0.65%
Scudder VIT Equity 500 Index Fund (9)                0.20%      N/A        0.11%           0.31%           0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio(7)                              0.80%      N/A        0.51%           1.31%           0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                             1.00%      N/A        0.45%           1.45%          0.45%          1.45%
Wanger International Small Cap (3)                   1.20%      N/A        0.23%           1.43%          0.23%          1.43%
Wanger Twenty (1)                                    0.95%      N/A        0.38%           1.33%          0.38%          1.33%
Wanger U.S. Smaller Companies (4)                    0.95%      N/A        0.04%           0.99%          0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------

(1) This fund pays a portion or all of its expenses other than the management fee up to 0.40%.
(2) This fund pays a portion or all of its expenses other than the management fee up to 0.45%.
(3) This fund pays a portion or all of its expenses other than the management fee up to 0.60%.
(4) This fund pays a portion or all of its expenses other than the management fee up to 1.00%.
(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%.
(8) The advisor had agreed make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.
(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(10) The fund administration fee is paid indirectly through the management fee.

OTHER CHARGES

PARTIAL SURRENDER FEE
    We reserve the right to deduct a charge from each withdrawal.

LOAN INTEREST RATE EXPENSE CHARGE
    We deduct a charge from the loan interest rate. This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

REDUCTION IN CHARGES
    The policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including our employees and their family members) and for special exchange programs that we may make available, we reserve the right to reduce or eliminate the sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors, including the number of insureds, the total premium expected to be paid, the total assets under management for the policyowner, the nature of the relationship among individual insureds, the purpose for which the policies are being purchased, the expected persistency of individual policies, and other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under the 1940 Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for your investments in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the Account subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

    PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.

    PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.


    PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.


    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.


    PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or any other series offered.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.


    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation and a secondary investment objective of current income.

    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.


    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

    PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

    PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.


    PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital appreciation.


    PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.


    PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital.

    PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation.


AIM VARIABLE INSURANCE FUNDS
    The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:


    AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital.

    AIM V.I. PREMIER EQUITY FUND: The investment objective is to achieve long-term growth of capital with income as a secondary investment objective.


THE ALGER AMERICAN FUND
    The following subaccount invests in the corresponding portfolio of The Alger American Fund:

    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.


FEDERATED INSURANCE SERIES
    The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS
    The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

    VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

    VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

    VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON FOREIGN SECURITIES FUND: The investment objective of the fund is long-term capital growth.

    TEMPLETON GLOBAL ASSET ALLOCATION FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.


    TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.


SCUDDER VIT FUNDS
    The following subaccounts invest in a corresponding fund of Scudder VIT
Funds:

    SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index.

    SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc.:


    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.


WANGER ADVISORS TRUST
    The following subaccounts invest in corresponding series of the Wanger Advisors Trust:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.


    WANGER U.S. SMALLER COMPANIES: The investment objective of the series is to seek long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact Andesa TPA, Inc. at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any irreconcilable material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s) (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners, or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------

PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------

Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series
Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------
------------------------------------------------------------------

PIC SUBADVISORS
------------------------------------------------------------------
Roger Engemann & Associates, Inc. ("Engemann")

o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Seneca Capital Management, LLC ("Seneca")

o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series

------------------------------------------------------------------
------------------------------------------------------------------

PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------

Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series
Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series
Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------
------------------------------------------------------------------

PVA SUBADVISORS
------------------------------------------------------------------

AIM Capital Management, Inc.

o    Phoenix-AIM Mid-Cap Equity Series

Alliance Capital Management, L.P.

o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series

Federated Investment Management Company

o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Corporation
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series
MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series
Morgan Stanley Asset Management
o    Phoenix-Van Kampen Focus Equity Series

------------------------------------------------------------------
------------------------------------------------------------------

DUFF & Phelps Investment Management Co. ("DPIM")
------------------------------------------------------------------

Phoenix-Duff & Phelps Real Estate Securities Series

------------------------------------------------------------------
------------------------------------------------------------------

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------

Phoenix-Aberdeen New Asia Series

------------------------------------------------------------------
-----------------------------------------------------------------

PAIA SUBADVISORS
-----------------------------------------------------------------
PIC

Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series

-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------

OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund

o   AIM V.I. Premier Equity Fund

Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management

o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund

Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
------------------------------------------------------------------

------------------------------------------------------------------

OTHER ADVISORS
------------------------------------------------------------------
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund
Morgan Stanley Asset Management
o    Technology Portfolio
Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.

o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund

Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty

o    Wanger U.S. Smaller Companies

------------------------------------------------------------------

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts, each of which will invest in shares of a designated portfolio with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

PREMIUMS
--------------------------------------------------------------------------------
MINIMUM PREMIUMS

    The minimum premium on a case basis is $100,000 annually for the first 5 policy years.

    The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. After that, premiums may be paid at any time while the policy is in force. There is no direct relationship between the "plan minimum premium" and the "policy target premium." The plan minimum premium is a case-level requirement for the plan to be issued. The target premium is used to determine the amount of commissions paid to the producer for a given policy. Each premium payment must be at least $100. Additional payments should be sent to the:

    VUL COLI UNIT
    PO BOX 22012
    ALBANY, NY 12201-2012

    The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

    Regardless of whether you choose the Guideline Premium Test or the Cash value Accumulation Test (see "Minimum Face Amount"), we reserve the right to refund a premium paid in any year if it will exceed the maximum premium limit. The maximum limit is established by law to qualify the policy contract as life insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

ALLOCATION OF ISSUE PREMIUM

    We will allocate the issue premium, less applicable charges, to the Account and/or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with your allocation instructions.


FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states);

[diamond] within 10 days after we mail or deliver a written notice telling you about your free look period; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

ACCOUNT VALUE

TRANSFER OF POLICY VALUE

    Transfers among available subaccounts and the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing. Requests for transfers will be executed on the date the request is received at Andesa TPA, Inc.


    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year (after twelve transfers in New York).

    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or (2) we agree to make an exception to this rule. Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. See "The Guaranteed Interest Account" for Guaranteed Interest Account transfer restrictions.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in at any one time or over the life of the policy, if we are required to do so by any federal or state law.

    Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

SYSTEMATIC TRANSFERS FOR DOLLAR COST AVERAGING
    You may elect to transfer funds automatically among the subaccounts and the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have a minimum initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"), and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Dollar Cost Averaging Program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Dollar Cost Averaging Program can be active at any time. All transfers under the Dollar Cost Averaging Program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

AUTOMATIC ASSET REBALANCING
    Automated account rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("Asset Rebalancing"). Then, we will make transfers at least quarterly to and from the subaccounts and the Guaranteed Interest Account to readjust your account value to your specified percentage. Asset Rebalancing allows you to maintain a specific fund allocation. Quarterly rebalancing is based on your policy year. We will rebalance your account value only on a monthly calculation date.

    The effective date of the first Asset Rebalancing will be the first monthly calculation date after we receive your request at Andesa TPA, Inc. If we receive your request before the end of the Free Look Period, your first rebalancing will occur at the end of the Free Look Period.

    You may not participate in both the Dollar Cost Averaging Program and the Asset Rebalancing at the same time.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount of the Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
       (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT UNDER THE POLICY
    The death benefit is the amount we pay to the designated beneficiary(ies) when the insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

MINIMUM FACE AMOUNT
    To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance. The minimum face is determined using 1 of 2 allowable definitions of life insurance: (1) the Cash Value Accumulation Test or
(2) the Guideline Premium Test.


    You choose which test to use on the application prior to the issuance of your policy. You cannot change the way we determine your minimum face amount after your policy is issued.


    The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the insured's age, gender and underwriting classification.

    Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value plus refund of sales load, if applicable, but the percentage varies only by age of insured.

DEATH BENEFIT OPTIONS
    In your application you choose a face amount of insurance coverage and the death benefit option. We offer 3 death benefit options:

[diamond] Option 1: the death benefit is the greater of the policy's face amount on the date of death, or the minimum face amount in effect on the date of death.

[diamond] Option 2: the death benefit is the greater of: (a) the policy's face amount on the date of death plus the policy value on the date of death, or (b) the minimum face amount in effect on the date of death.

[diamond] Option 3: the death benefit is the greater of: (a) the policy's face amount on the date of death plus the sum of all premiums paid, less withdrawals, or (b) the policy's face amount on the date of death, or
         (c) the minimum face amount in effect on the date of death.

    If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

[diamond] Add back in any charges taken against the account value for the period beyond the date of death;

[diamond] Deduct any policy debt outstanding on the date of death; and

[diamond] Deduct any charges accrued against the account value unpaid as of the date of death.

    You may change the death benefit option from Option 1 to Option 2 or from Option 2 to Option 1. You may not make a change either to or from Option 3.

    Under death benefit Options 1 and 3, the death benefit is not affected by your policy's investment experience. Under death benefit Option 2, the death benefit amount may increase or decrease by the investment experience.

    We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective.

CHANGES IN FACE AMOUNT OF INSURANCE

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time while this policy is in force, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. Also, a new Free Look Period (see "Premiums--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules."

DECREASES IN FACE AMOUNT AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

    A partial surrender or a decrease in face amount generally decreases the death benefit. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

SURRENDERS

GENERAL
    At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending a written request to Andesa TPA, Inc. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at Andesa TPA, Inc.

 The cash surrender value is:

[diamond] policy value; less

[diamond] any outstanding debt; plus

[diamond] the refund of sales charge, if applicable.

    There is no surrender charge.

    If the policy is surrendered within the first 3 policy years, you will receive a refund of sales charge as part of your cash surrender value. A portion of the first year sales charge will be returned to you according to the following schedule:

[diamond] Full surrender in policy year 1:   100.00%

[diamond] Full surrender in policy year 2:    66.67%

[diamond] Full surrender in policy year 3:    33.33%

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to Andesa TPA, Inc., along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the policy is in force, with a written request to Andesa TPA, Inc. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment Options."

    We reserve the right to deny partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the partial surrender amount paid. This amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "Additional Policy Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."


POLICY LOANS
    You can take a loan against your policy any time while the policy is in force. The maximum loan is:

[diamond] 90% of your policy value at the time the loan is taken; less

[diamond] any outstanding policy debt before the loan is taken; less

[diamond] interest on the loan being made and on any outstanding policy debt to the next policy anniversary date.

    Your policy must be assigned to us as collateral for the loan.

SOURCE OF LOAN
    We deduct your requested loan amount from the subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the subaccounts and transfer the resulting dollars to the Guaranteed Interest Account. These dollars become part of the loaned portion of the Guaranteed Interest Account.

INTEREST
    You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:

    In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 2.25%. The rates in effect before the Insured reaches age 65 follow:

[diamond] Policy years 1-10:                2.75%

[diamond] Policy years 11-15:               2.50%

[diamond] Policy years 16 and thereafter:   2.25%

    In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 4.25%. The rates in effect before the Insured reaches age 65 follow:

[diamond] Policy years 1-10:                4.75%

[diamond] Policy years 11-15:               4.50%

[diamond] Policy years 16 and thereafter:   4.25%

    Interest accrues daily, becoming part of the policy debt. Interest is due and payable on the policy anniversary. If you do not pay the interest when due, we will add it to your loan. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the subaccounts and the Guaranteed Interest Account in proportion to the nonloaned account value in each.

INTEREST CREDITED ON LOANED VALUE
    The amount equal to any policy loan is held in the Guaranteed Interest Account. This amount is credited with interest at a rate of 2% (4% in New York and New Jersey).

REPAYMENT
    You may repay all or part of your policy debt at anytime while the policy is in force. If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

EFFECT OF LOAN
    Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

    As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Guaranteed Interest Account. The subaccount's investment performance does not affect this amount. Also, you may be subject to income tax consequences if you surrender your policy while there is outstanding debt.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first 3 policy years, the policy value plus the refund of any applicable sales charge is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount to be applied to the subaccounts and/or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTION
    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits are chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).


[diamond] FLEXIBLE TERM INSURANCE RIDER--This rider provides annually renewable term insurance coverage to age 100 for the insured under the base policy. The policyowner specifies the amount of term coverage desired. The initial rider coverage amount cannot exceed 10 times the initial base policy. The rider coverage amount is the maximum death benefit payable under the rider.

          The only charge for this coverage is the cost of insurance charge. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The relative performance of your contract with and without the rider will vary depending on the amount and timing of premium payments, any loans and withdrawals you make, your choice of definition of life insurance test and your investment experience.

          It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of base policy and rider coverage to help you make your decision.

[diamond] CASH SURRENDER VALUE ENHANCEMENT BENEFIT RIDER--This rider can provide enhanced cash surrender values upon certain early duration surrenders and replaces the refund of sales charge, if applicable. There is no charge for this rider.

[diamond] EXCHANGE OF INSURED RIDER--This rider allows the policyowner to exchange the insured on a given contract. There is no charge for this rider.

          Future charges against the policy will be based on the life of the substitute insured.

          The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the date of the exchange. Any assignments will continue to apply.

          The exchange is subject to the following adjustments:


          1. If the policy value of the original policy is insufficient to produce a positive cash surrender value for the new policy, the owner must pay an exchange adjustment in an amount that, when applied as premium, will make the policy value of the new policy greater than zero.


          2. In some cases, the amount of policy value which may be applied to the new policy may result in a death benefit which exceeds the limit for the new policy. In that event, we will apply such excess policy value to reduce any loan against the policy, and the residual amount will be returned to you in cash.

          3. The exchange will also be subject to our receipt of repayment of the amount of any policy debt under the exchange policy in excess of the loan value of the new policy on the date of exchange.

             The Internal Revenue Service has ruled that an exchange of insureds does not qualify for tax deferral under Code Section 1035. Therefore, you must include in current gross income all previously unrecognized gain in the policy upon an exchange of the insured.

                      PART II--ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under the above circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We may not contest this policy or any attached rider after it has been in force during the insured's lifetime for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    This policy is nonparticipating and does not pay dividends. Your policy will not share in Phoenix's profits or surplus earnings.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future. The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] twenty years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract, should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the income tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACT
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED

    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamonds] made on or after the taxpayer attains age 59 1/2;

[diamonds] attributable to the taxpayer's disability (within the meaning of Cod
           Section 72(m)(7)); or

[diamonds] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.


[diamonds] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamonds] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of a fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter each series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of a fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 DIRECTORS

Sal H. Alfiero                Chairman and Chief Executive
                              Officer
                              Protective Industries LLC
                              Buffalo, NY
                              Various positions with
                              Mark IV Industries

Peter C. Browning             Chairman of the Board
                              NUCOR
                              Charlotte, NC
                              Various positions with
                              Sunoco Products Company

Arthur P. Byrne               President, Chief Executive
                              Officer and Chairman
                              The Wiremold Company
                              West Hartford, CT
                              Various positions with
                              The Wiremold Company

Sanford Cloud, Jr.            President and Chief Executive
                              Officer, The National Conference
                              for Community
                              and Justice
                              New York, NY

Richard N. Cooper             Mauritus C. Boas Professor
                              Center for International Affairs
                              Harvard University
                              Cambridge, MA
                              Formerly Chairman of Central
                              Intelligence Agency; Professor,
                              Harvard University

Gordon J. Davis, Esq.         President
                              Lincoln Center for
                              Performing Arts
                              New York, NY
                              Formerly Partner of LeBoeuf,
                              Lamb, Greene & MacRae

Robert W. Fiondella           Chairman of the Board and
                              Chief Executive Officer,
                              The Phoenix Companies, Inc.
                              Hartford, CT
                              Various Positions with
                              Phoenix Life Insurance Company
                              and its
                              various subsidiaries

Ann Maynard Gray              Director of The Phoenix
                              Companies, Inc.
                              Director of Duke Energy
                              Corporation and Elan
                              Corporation PLC and a trustee
                              for J.P. Morgan Funds.
                              Formerly, President of the
                              Diversified Publishing Group of
                              Capital Cities/ABC, Inc. from
                              1991 to 1999.

 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 DIRECTORS

John E. Haire                 President
                              The Fortune Group
                              New York, NY
                              Executive vice President,
                              Time, Inc.
                              Formerly Publisher,
                              Time Magazine

Jerry J. Jasinowski           President
                              National Association of
                              Manufacturers
                              Washington, D.C.
                              Various positions with National
                              Association of Manufacturers

Thomas S. Johnson             Chairman and Chief Executive
                              Officer
                              Greenpoint Financial Corporation
                              New York, NY

John W. Johnstone             Retired.
                              Formerly Chairman and Chief
                              Executive Officer,
                              Olin Corporation

Marilyn E. LaMarche           Limited Managing Director,
                              Lazard Freres & Company, L.L.C.
                              New York, New York
                              Various positions with
                              Lazard Freres & Co. LLC

Philip R. McLoughlin          Executive Vice President and
                              Chief Investment Officer,
                              The Phoenix Companies, Inc.
                              Hartford, CT
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

Robert F. Vizza               President
                              Dolan Foundations
                              Woodbury, NY
                              Formerly President, Lustgarten
                              Pancreatic Cancer Research
                              Foundation and the Dolan
                              Foundations; President and Chief
                              Executive Officer,
                              St. Francis Hospital

Robert G. Wilson              Retired.  Consultant for
                              thePit.com; Consultant for
                              Logistics.com and LendingTree.com


Dona D. Young                 President and Chief Operating
                              Officer,
                              The Phoenix Companies, Inc.
                              Hartford, CT
                              Various positions with
                              Phoenix Life Insurance Company
                              and its
                              various subsidiaries


 NAME                          PRINCIPAL OCCUPATION
 ----                          --------------------
 EXECUTIVE OFFICERS

Carl T. Chadburn              Executive Vice President
                              Executive Vice President,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

Robert W. Fiondella           Chairman of the Board and
                              Chief Executive Officer
                              Chairman of the Board and
                              Chief Executive Officer,
                              The Phoenix Companies, Inc.
                              Various positions with Phoenix
                              Life Insurance Company
                              and its various subsidiaries

Philip R. McLoughlin          Executive Vice President
                              Executive Vice President and
                              Chief Investment Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

Coleman D. Ross               Executive Vice President
                              Executive Vice President and
                              Chief Financial Officer,
                              The Phoenix Companies, Inc.
                              Formerly Executive
                              Vice-President and Chief
                              Financial Officer of Trenwick
                              Group Ltd.; formerly a partner
                              with PricewaterhouseCoopers

David W. Searfoss             Executive Vice President
                              Executive Vice President,
                              The Phoenix Companies, Inc.
                              Various positions with Phoenix
                              Life Insurance Company
                              and its various subsidiaries

 NAME                         PRINCIPAL OCCUPATION
 ----                         --------------------
 EXECUTIVE OFFICERS

Simon Y. Tan                  Executive Vice President
                              Executive Vice President,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries

Dona D. Young                 President and Chief Operating
                              Officer
                              President and Chief Operating
                              Officer,
                              The Phoenix Companies, Inc.
                              Various positions with
                              Phoenix Life Insurance Company
                              and its various subsidiaries


    The above listing reflects the positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

    We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 40% of premiums to PEPCO. Additionally, agents or selling brokers may receive asset-based compensation. The maximum asset-based compensation is 0.90% of the policy value. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Executive Benefit - VUL) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period.

-------------------------------------------------------------------------------

                            ANNUAL REPORT
-------------------------------------------------------------------------------


      Phoenix

      Executive
        Benefit-VUL

        Phoenix Life Variable Universal Life Account
        December 31, 2001

        [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                PHOENIX-
                                                                                DEUTSCHE                              PHOENIX-
                                           PHOENIX-          PHOENIX-          NASDAQ-100          PHOENIX-        GOODWIN MONEY
                                         ABERDEEN NEW     DEUTSCHE DOW 30       INDEX(R)        ENGEMANN NIFTY        MARKET
                                       ASIA SUBACCOUNT      SUBACCOUNT         SUBACCOUNT      FIFTY SUBACCOUNT     SUBACCOUNT
                                       ----------------   ---------------   ----------------   ----------------   ---------------
ASSETS
           Investments at cost          $       13,518     $      46,877     $        7,215     $       21,605     $      593,293
                                       ================   ===============   ================   ================   ================
           Investments at market        $       13,906     $      46,699     $        6,815     $       20,203     $      593,293
                                       ----------------   ---------------   ----------------   ----------------   ----------------
               Total assets                     13,906            46,699              6,815             20,203            593,293
LIABILITIES
           Accrued expenses to
             related party                         -                 -                  -                    1                  0
                                       ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS                              $       13,906     $      46,699     $        6,815     $       20,202     $      593,293
                                       ================   ===============   ================   ================   ================
Accumulation units outstanding                  13,388            49,099              7,881             24,155            581,057
                                       ================   ===============   ================   ================   ================
Unit value                              $     1.038712     $    0.951122     $     0.864707     $     0.836410     $     1.021058
                                       ================   ===============   ================   ================   ================

                                                            PHOENIX-J.P.
                                       PHOENIX-HOLLISTER  MORGAN RESEARCH     PHOENIX-JANUS     PHOENIX-JANUS      PHOENIX-JANUS
                                           VALUE EQUITY    ENHANCED INDEX      CORE EQUITY     FLEXIBLE INCOME         GROWTH
                                           SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                       ----------------   ---------------   ----------------   ----------------   ----------------
ASSETS
           Investments at cost          $       70,810     $      13,054     $       26,444     $       12,512     $       35,487
                                       ================   ===============   ================   ================   ================
           Investments at market        $       65,999     $      13,138     $       26,117     $       12,208     $       33,098
                                       ----------------   ---------------   ----------------   ----------------   ----------------
               Total assets                     65,999            13,138             26,117             12,208             33,098
LIABILITIES
           Accrued expenses to
             related party                         -                 -                  -                  -                  -
                                       ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS                              $       65,999     $      13,138      $      26,117     $       12,208     $       33,098
                                       ================   ===============   ================   ================   ================
Accumulation units outstanding                  74,210            13,968             27,930             11,764             39,402
                                       ================   ===============   ================   ================   ================
Unit value                              $     0.889364     $    0.940599     $     0.935080     $     1.037812     $     0.840027
                                       ================   ===============   ================   ================   ================

                                                              PHOENIX-
                                        PHOENIX-MORGAN        OAKHURST      PHOENIX-SANFORD
                                         STANLEY FOCUS        STRATEGIC      BERNSTEIN MID-     PHOENIX-SENECA     PHOENIX-SENECA
                                            EQUITY           ALLOCATION         CAP VALUE       MID-CAP GROWTH     STRATEGIC THEME
                                          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                       ----------------   ---------------   ----------------   ----------------   ----------------
ASSETS
           Investments at cost          $        6,669     $       6,423     $       12,344     $       87,986     $       23,249
                                       ================   ===============   ================   ================   ================
           Investments at market        $        6,515     $       6,404     $       13,827     $       78,730     $       20,586
                                       ----------------   ---------------   ----------------   ----------------   ----------------
               Total assets                      6,515             6,404             13,827             78,730             20,586
LIABILITIES
           Accrued expenses to
             related party                         -                 -                  -                  -                  -
                                       ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS                              $        6,515     $       6,404     $       13,827     $       78,730     $       20,586
                                       ================   ===============   ================   ================   ================
Accumulation units outstanding                   6,803             6,253             11,847             95,189             25,575
                                       ================   ===============   ================   ================   ================
Unit value                              $     0.957581     $    1.024078     $     1.167120     $     0.827083     $     0.804919
                                       ================   ===============   ================   ================   ================

                                                          FEDERATED FUND
                                         DEUTSCHE VIT        FOR U.S.        FEDERATED HIGH                          VIP GROWTH
                                        EAFE (R) EQUITY     GOVERNMENT        INCOME BOND      VIP CONTRAFUND(R)    OPPORTUNITIES
                                             INDEX          SECURITIES II        FUND II           PORTFOLIO          PORTFOLIO
                                          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                       ----------------   ---------------   ----------------   ----------------   ----------------
ASSETS
           Investments at cost          $       26,707     $      85,340     $       19,256     $        6,577     $        6,748
                                       ================   ===============   ================   ================   ================
           Investments at market        $       25,461     $      86,043     $       19,058     $        6,495     $        6,550
                                       ----------------   ---------------   ----------------   ----------------   ----------------
               Total assets                     25,461            86,043             19,058              6,495              6,550
LIABILITIES
           Accrued expenses to
             related party                         -                 -                  -                  -                  -
                                       ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS                              $       25,461     $      86,043     $       19,058     $        6,495     $        6,550
                                       ================   ===============   ================   ================   ================
Accumulation units outstanding                  30,378            83,031             19,255              6,634              6,910
                                       ================   ===============   ================   ================   ================
Unit value                              $     0.838164     $    1.036267     $     0.989742     $     0.979013     $     0.947931
                                       ================   ===============   ================   ================   ================

                                          VIP GROWTH          GROWTH         INTERNATIONAL       TECHNOLOGY
                                           PORTFOLIO         SECURITIES        SECURITIES        PORTFOLIO         WANGER FOREIGN
                                          SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       FORTY SUBACCOUNT
                                       ----------------   ---------------   ----------------   ----------------   ----------------
ASSETS
           Investments at cost          $       20,812     $      14,941     $       13,782     $       15,619     $       13,952
                                       ================   ===============   ================   ================   ================
           Investments at market        $       19,892     $      13,137     $       13,072     $       13,811     $       13,157
                                       ----------------   ---------------   ----------------   ----------------   ----------------
               Total assets                     19,892            13,137             13,072             13,811             13,157
LIABILITIES
           Accrued expenses to
             related party                         -                 -                  -                  -                    5
                                       ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS                              $       19,892     $      13,137     $       13,072     $       13,811     $       13,152
                                       ================   ===============   ================   ================   ================
Accumulation units outstanding                  21,734            13,059             14,197             17,236             15,253
                                       ================   ===============   ================   ================   ================
Unit value                              $     0.915256     $    1.005988     $     0.920785     $     0.801329     $     0.862864
                                       ================   ===============   ================   ================   ================

                       See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                                          WANGER
                                                       INTERNATIONAL                              WANGER U.S.
                                                         SMALL CAP           WANGER TWENTY         SMALL CAP
                                                        SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                                      ----------------     ----------------    ----------------
ASSETS
                 Investments at cost                   $        6,790       $        6,269      $       13,801
                                                      ================     ================    ================
                 Investments at market                 $        6,499       $        6,982      $       13,856
                                                      ----------------     ----------------    ----------------
                     Total assets                               6,499                6,982              13,856
LIABILITIES
                 Accrued expenses to related party                -                     (9)                -
                                                      ----------------     ----------------    ----------------
NET ASSETS                                             $        6,499       $        6,991      $       13,856
                                                      ================     ================    ================
Accumulation units outstanding                                  7,597                6,181              13,625
                                                      ================     ================    ================
Unit value                                             $     0.855554       $     1.131082      $     1.016914
                                                      ================     ================    ================

                       See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                  PHOENIX-
                                          PHOENIX-           PHOENIX-           PHOENIX-          DEUTSCHE           PHOENIX-
                                          ABERDEEN           ABERDEEN           DEUTSCHE         NASDAQ-100          ENGEMANN
                                        INTERNATIONAL        NEW ASIA            DOW 30           INDEX(R)         CAPITAL GROWTH
                                        SUBACCOUNT(1)       SUBACCOUNT(1)     SUBACCOUNT(1)     SUBACCOUNT(1)       SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $           -       $          318   $            412   $            -     $            -
Expenses
         Mortality, expense risk and
            administrative charges                 -                  -                  -                    1                -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                       -                  318                412                 (1)               -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (526)              (144)               (86)              (759)              (812)
Net realized gain distribution from
   Fund                                             96                -                  234                -                   71
Net unrealized appreciation
   (depreciation) on investment                    -                  388               (178)              (400)               -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (430)               244                (30)            (1,159)              (741)
Net increase (decrease) in net assets
   resulting from operations           $          (430)   $           562   $            382   $         (1,160)  $           (741)
                                      =================  ================= ================== ================== ==================

                                                              PHOENIX-          PHOENIX-
                                            PHOENIX-         ENGEMANN         FEDERATED U.S.        PHOENIX-
                                           ENGEMANN         SMALL & MID-       GOVERNMENT        GOODWIN MONEY    PHOENIX-HOLLISTER
                                         NIFTY FIFTY        CAP GROWTH            BOND              MARKET           VALUE EQUITY
                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $           -      $             2   $             44   $          2,537   $            422
Expenses
         Mortality, expense risk and
            administrative charges                   1                  1                -                    2                  1
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                        (1)                 1                 44              2,535                421
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                     83               (667)                28                -                 (121)
Net realized gain distribution
   from Fund                                       -                  -                  -                  -                  202
Net unrealized appreciation
   (depreciation) on investment                 (1,402)               -                  -                  -               (4,811)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                   (1,319)              (667)                28                -               (4,730)
Net increase (decrease) in net assets
   resulting from operations           $        (1,320)   $          (666)  $             72   $          2,535   $         (4,309)
                                      =================  ================= ================== ================== ==================

                                          PHOENIX-J.P.                                                             PHOENIX-MORGAN
                                        MORGAN RESEARCH     PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-JANUS       STANLEY FOCUS
                                         ENHANCED INDEX     CORE EQUITY      FLEXIBLE INCOME       GROWTH              EQUITY
                                         SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(2)     SUBACCOUNT(1)       SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $            53    $           166   $            302   $            -     $            -
Expenses
        Mortality, expense risk and
           administrative charges                  -                  -                  -                  -                    1
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                        53                166                302                -                   (1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (597)               (35)                 3                (70)                (6)
Net realized gain distribution
   from Fund                                        67                -                   86                -                  -
Net unrealized appreciation
   (depreciation) on investment                     84               (327)              (304)            (2,389)              (154)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (446)              (362)              (215)            (2,459)              (160)
Net increase (decrease) in net assets
   resulting from operations           $          (393)   $          (196)  $             87   $         (2,459)  $           (161)
                                      =================  ================= ================== ================== ==================

                                                             PHOENIX-           PHOENIX-
                                          PHOENIX-           OAKHURST           SANFORD
                                       OAKHURST GROWTH      STRATEGIC          BERNSTEIN        PHOENIX-SENECA    PHOENIX-SENECA
                                         AND INCOME         ALLOCATION        MID-CAP VALUE     MID-CAP GROWTH    STRATEGIC THEME
                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $             5    $           109   $            143   $            -     $             -
Expenses
         Mortality, expense risk and
            administrative charges                 -                    1                -                  -                   (1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                         5                108                143                -                    1
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (281)              (132)               565             (1,125)            (3,882)
Net realized gain distribution from
   Fund                                              8                121                 56                -                  741
Net unrealized appreciation
   (depreciation) on investment                    -                  (19)             1,483             (9,256)            (2,663)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (273)               (30)             2,104            (10,381)            (5,804)
Net increase (decrease) in net assets
   resulting from operations           $          (268)   $            78   $          2,247   $        (10,381)  $         (5,803)
                                      =================  ================= ================== ================== ==================

                                                                              FEDERATED FUND
                                         ALGER AMERICAN      DEUTSCHE VIT        FOR U.S.        FEDERATED HIGH
                                        LEVERAGED ALLCAP    EAFE(R) EQUITY     GOVERNMENT         INCOME BOND     VIP CONTRAFUND(R)
                                           PORTFOLIO           INDEX          SECURITIES II         FUND II           PORTFOLIO
                                         SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $           -      $           -     $            -      $           -     $            -
Expenses
         Mortality, expense risk and
            administrative charges                 -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (459)               (37)              (101)               (25)               (96)
Net realized gain distribution from
   Fund                                            119                -                  -                  -                  -
Net unrealized appreciation
   (depreciation) on investment                    -               (1,246)               703               (198)               (82)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (340)            (1,283)               602               (223)              (178)
Net increase (decrease) in net assets
   resulting from operations           $          (340)   $        (1,283)  $            602   $           (223)  $           (178)
                                      =================  ================= ================== ================== ==================

                See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                   TEMPLETON
                                           VIP GROWTH                           TEMPLETON         DEVELOPING        TEMPLETON
                                         OPPORTUNITIES       VIP GROWTH           ASSET             MARKETS           GROWTH
                                            PORTFOLIO         PORTFOLIO         STRATEGY          SECURITIES        SECURITIES
                                         SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(2)     SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $           -      $           -     $             47   $            -     $          3,740
Expenses
         Mortality, expense risk and
            administrative charges                 -                  -                  -                  -                   (1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                       -                  -                   47                -                3,741
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (523)            (1,728)              (938)              (902)            (2,349)
Net realized gain distribution from
   Fund                                            -                  -                  334                -                  417
Net unrealized appreciation
   (depreciation) on investment                   (198)              (920)               -                  -               (1,804)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (721)            (2,648)              (604)              (902)            (3,736)
Net increase (decrease) in net assets
   resulting from operations           $          (721)   $        (2,648)  $           (557)  $           (902)  $              5
                                      =================  ================= ================== ================== ==================

                                          TEMPLETON                                                WANGER
                                        INTERNATIONAL       TECHNOLOGY       WANGER FOREIGN     INTERNATIONAL
                                         SECURITIES         PORTFOLIO            FORTY            SMALL CAP         WANGER TWENTY
                                        SUBACCOUNT(2)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Investment income
         Distributions                 $           -      $           -     $            -     $            -     $            -
Expenses
         Mortality, expense risk and
           administrative charges                  -                    1                  5                  1                 (9)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net investment income (loss)                       -                   (1)                (5)                (1)                 9
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net realized gain (loss) from share
   transactions                                   (224)               186                (40)                 1               (172)
Net realized gain distribution from
   Fund                                            -                  -                  -                  -                  -
Net unrealized appreciation
   (depreciation) on investment                   (710)            (1,808)              (795)              (291)               713
                                      -----------------  ----------------- ------------------ ------------------ ------------------
Net gain (loss) on investment                     (934)            (1,622)              (835)              (290)               541
Net increase (decrease) in net assets
   resulting from operations           $          (934)   $        (1,623)  $           (840)  $           (291)  $            550
                                      =================  ================= ================== ================== ==================

                                         WANGER U.S.
                                          SMALL CAP
                                        SUBACCOUNT(2)
                                      -----------------
Investment income
         Distributions                 $           -
Expenses
         Mortality, expense risk and
            administrative charges                 -
                                      -----------------
Net investment income (loss)                       -
                                      -----------------
Net realized gain (loss) from share
   transactions                                   (209)
Net realized gain distribution from
   Fund                                            -
Net unrealized appreciation
   (depreciation) on investment                     55
                                      -----------------
Net gain (loss) on investment                     (154)
Net increase (decrease) in net assets
   resulting from operations           $          (154)
                                      =================

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1) From inception April 26, 2001 to December 31, 2001
(2) From inception August 3, 2001 to December 31, 2001

                See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                    PHOENIX-
                                           PHOENIX-            PHOENIX-                             DEUTSCHE          PHOENIX-
                                          ABERDEEN           ABERDEEN NEW      PHOENIX-            NASDAQ-100         ENGEMANN
                                        INTERNATIONAL           ASIA        DEUTSCHE DOW 30         INDEX(R)       CAPITAL GROWTH
                                        SUBACCOUNT(1)       SUBACCOUNT(1)    SUBACCOUNT(1)       SUBACCOUNT(1)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $           -      $           318   $            412   $             (1)  $            -
         Net realized gain (loss)                 (430)              (144)               148               (759)              (741)
         Net unrealized appreciation
            (depreciation)                         -                  388               (178)              (400)               -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations             (430)               562                382             (1,160)              (741)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                    4,265             22,845             28,779             11,420              4,265
         Participant transfers                  (3,794)            (8,442)            19,534             (3,321)            (3,524)
         Participant withdrawals                   (41)            (1,059)            (1,996)              (124)               -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                           430             13,344             46,317              7,975                741
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets                             -               13,906             46,699              6,815                -
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $           -      $        13,906   $         46,699   $          6,815   $            -
                                      =================  ================= ================== ================== ==================

                                                              PHOENIX-           PHOENIX-
                                            PHOENIX-       ENGEMANN SMALL      FEDERATED U.S.       PHOENIX-
                                            ENGEMANN        & MID-CAP           GOVERNMENT       GOODWIN MONEY   PHOENIX-HOLLISTER
                                          NIFTY FIFTY         GROWTH              BOND               MARKET         VALUE EQUITY
                                         SUBACCOUNT(1)      SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $            (1)   $             1   $             44   $          2,535   $            421
         Net realized gain (loss)                   83               (667)                28                -                   81
         Net unrealized appreciation
            (depreciation)                      (1,402)               -                  -                  -               (4,811)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations           (1,320)              (666)                72              2,535             (4,309)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                   19,338              4,267              4,265            604,951             67,308
         Participant transfers                   4,158             (3,601)            (4,294)            (4,053)             6,822
         Participant withdrawals                (1,974)               -                  (43)           (10,140)            (3,822)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                        21,522                666                (72)           590,758             70,308
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            in net assets                       20,202                -                  -              593,293             65,999
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $        20,202    $           -     $            -     $        593,293   $         65,999
                                      =================  ================= ================== ================== ==================

                                         PHOENIX-J.P.                                                              PHOENIX-MORGAN
                                       MORGAN RESEARCH     PHOENIX-JANUS      PHOENIX-JANUS       PHOENIX-JANUS     STANLEY FOCUS
                                        ENHANCED INDEX      CORE EQUITY      FLEXIBLE INCOME         GROWTH            EQUITY
                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(2)       SUBACCOUNT(1)     SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $            53    $           166   $            302   $            -     $             (1)
         Net realized gain (loss)                 (530)               (35)                89                (70)                (6)
         Net unrealized appreciation
            (depreciation)                          84               (327)              (304)            (2,389)              (154)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
           resulting from operations              (393)              (196)                87             (2,459)              (161)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                   16,448             17,967              5,786             31,522              7,157
         Participant transfers                  (2,581)             9,587              6,335              6,153                (79)
         Participant withdrawals                  (336)            (1,241)               -               (2,118)              (402)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                        13,531             26,313             12,121             35,557              6,676
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            in net assets                       13,138             26,117             12,208             33,098              6,515
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $        13,138    $        26,117   $         12,208   $         33,098   $          6,515
                                      =================  ================= ================== ================== ==================

                                                              PHOENIX-
                                           PHOENIX-           OAKHURST       PHOENIX-SANFORD
                                       OAKHURST GROWTH       STRATEGIC       BERNSTEIN MID-     PHOENIX-SENECA     PHOENIX-SENECA
                                          AND INCOME        ALLOCATION         CAP VALUE        MID-CAP GROWTH    STRATEGIC THEME
                                        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $             5    $           108   $            143   $            -     $              1
         Net realized gain (loss)                 (273)               (11)               621             (1,125)            (3,141)
         Net unrealized appreciation
           (depreciation)                          -                  (19)             1,483             (9,256)            (2,663)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations             (268)                78              2,247            (10,381)            (5,803)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                    4,265             11,421             22,845             98,682             42,796
         Participant transfers                  (3,997)            (4,701)           (10,144)            (5,493)           (15,967)
         Participant withdrawals                   -                 (394)            (1,121)            (4,078)              (440)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                           268              6,326             11,580             89,111             26,389
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets                             -                6,404             13,827             78,730             20,586
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $           -      $         6,404   $         13,827   $         78,730   $         20,586
                                      =================  ================= ================== ================== ==================

                  See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                              FEDERATED FUND
                                        ALGER AMERICAN       DEUTSCHE VIT       FOR U.S.         FEDERATED HIGH
                                       LEVERAGED ALLCAP     EAFE(R) EQUITY     GOVERNMENT         INCOME BOND     VIP CONTRAFUND(R)
                                          PORTFOLIO            INDEX          SECURITIES II         FUND II           PORTFOLIO
                                        SUBACCOUNT(1)       SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $           -      $           -     $            -     $            -     $            -
         Net realized gain (loss)                 (340)               (37)              (101)               (25)               (96)
         Net unrealized appreciation
            (depreciation)                         -               (1,246)               703               (198)               (82)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations             (340)            (1,283)               602               (223)              (178)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                    4,264             13,703             36,232             21,472             11,421
         Participant transfers                  (3,924)            14,004             49,323               (981)            (4,296)
         Participant withdrawals                   -                 (963)              (114)            (1,210)              (452)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                           340             26,744             85,441             19,281              6,673
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            in net assets                          -               25,461             86,043             19,058              6,495
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $           -      $        25,461   $         86,043   $         19,058   $          6,495
                                      =================  ================= ================== ================== ==================

                                                                                                  TEMPLETON
                                          VIP GROWTH                                              DEVELOPING         TEMPLETON
                                         OPPORTUNITIES       VIP GROWTH      TEMPLETON ASSET        MARKETS           GROWTH
                                          PORTFOLIO           PORTFOLIO         STRATEGY          SECURITIES        SECURITIES
                                        SUBACCOUNT(1)       SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $           -      $           -     $             47   $            -     $          3,741
         Net realized gain (loss)                 (523)            (1,728)              (604)              (902)            (1,932)
         Net unrealized appreciation
            (depreciation)                        (198)              (920)               -                  -               (1,804)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations             (721)            (2,648)              (557)              (902)                 5
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                   15,687             38,531              6,397              4,264             31,374
         Participant transfers                  (8,151)           (15,323)            (5,507)            (3,315)           (16,915)
         Participant withdrawals                  (265)              (668)              (333)               (47)            (1,327)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                         7,271             22,540                557                902             13,132
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            in net assets                        6,550             19,892                -                  -               13,137
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $         6,550    $        19,892   $            -     $            -     $         13,137
                                      =================  ================= ================== ================== ==================

                                           TEMPLETON                                                WANGER
                                         INTERNATIONAL        TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL
                                          SECURITIES          PORTFOLIO          FORTY             SMALL CAP        WANGER TWENTY
                                         SUBACCOUNT(2)      SUBACCOUNT(1)     SUBACCOUNT(1)      SUBACCOUNT(2)      SUBACCOUNT(1)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM OPERATIONS
         Net investment income (loss)  $           -      $            (1)  $             (5)  $             (1)  $              9
         Net realized gain (loss)                 (224)               186                (40)                 1               (172)
         Net unrealized appreciation
            (depreciation)                        (710)            (1,808)              (795)              (291)               713
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease)
            resulting from operations             (934)            (1,623)              (840)              (291)               550
                                      -----------------  ----------------- ------------------ ------------------ ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                    7,917             16,446             10,050              2,892             11,421
         Participant transfers                   6,089                551              4,622              3,898             (4,638)
         Participant withdrawals                   -               (1,563)              (680)               -                 (342)
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets resulting
            from participant
            transactions                        14,006             15,434             13,992              6,790              6,441
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         Net increase (decrease) in
            net assets                          13,072             13,811             13,152              6,499              6,991
NET ASSETS
         Beginning of period                       -                  -                  -                  -                  -
                                      -----------------  ----------------- ------------------ ------------------ ------------------
         End of period                 $        13,072    $        13,811   $         13,152   $          6,499   $          6,991
                                      =================  ================= ================== ================== ==================

                                          WANGER U.S.
                                           SMALL CAP
                                         SUBACCOUNT(2)
                                      -----------------
FROM OPERATIONS
         Net investment income (loss)  $           -
         Net realized gain (loss)                 (209)
         Net unrealized appreciation
            (depreciation)                          55
                                      -----------------
         Net increase (decrease)
            resulting from operations             (154)
                                      =================
FROM ACCUMULATION UNIT TRANSACTIONS
         Participant deposits                    7,917
         Participant transfers                   6,676
         Participant withdrawals                  (583)
                                      -----------------
         Net increase (decrease) in
            net assets resulting from
            participant transactions            14,010
                                      -----------------
         Net increase (decrease) in
            net assets                          13,856
                                      -----------------
NET ASSETS
         Beginning of period                       -
                                      -----------------
         End of period                 $        13,856
                                      =================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1) From inception April 26, 2001 to December 31, 2001
(2) From inception August 3, 2001 to December 31, 2001

                       See Notes to Financial Statements

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     Phoenix Life Variable Universal Life Account (Phoenix Executive Benefit-VUL) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers        Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                             before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-  Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                              expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal
                                                                 emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)             Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)      High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              High level of current income consistent with capital preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            Long-term capital appreciation and a secondary investment
                                                                 objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus        Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             Maximum total return consistent with the preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                        Long-term capital growth in a manner consistent with the
                                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                        Long-term growth of capital and future income rather than
                                                                 current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                               Long-term growth of capital and secondarily to provide
                                                                 reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                         Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                   Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                    INVESTMENT OBJECTIVE
-----------                                                    --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                      Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)     High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                  Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                 Long-term capital appreciation with current income as the
                                                               secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series               Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                           Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                          Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                             Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                            Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                         Replicate, before expenses, the performance of the Morgan
                                                               Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                             Replicate, before expenses, the performance of the Standard &
                                                               Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11) Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                             High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                    Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                             Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                           Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                  Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                  High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                   Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                               Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                        Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                           Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                  Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                          Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  C. INCOME TAXES: The Account is not a separate entity from PHL Variable and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

  D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

  E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                         PURCHASES              SALES
----------                                                         ---------             ------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series(1)                      $      4,551        $      4,025
     Phoenix-Aberdeen New Asia Series(1)                                 23,160               9,498
     Phoenix-Deutsche Dow 30 Series(1)                                   48,948               1,986
     Phoenix-Deutsche Nasdaq-100 Index(R) Series(1)                      11,946               3,971
     Phoenix-Engemann Capital Growth Series(1)                            4,520               3,708
     Phoenix-Engemann Nifty Fifty Series(1)                              26,987               5,465
     Phoenix-Engemann Small & Mid-Cap Growth Series(1)                    4,348               3,681
     Phoenix-Federated U.S. Government Bond Series(1)                    53,981              54,009
     Phoenix-Goodwin Money Market Series(1)                             607,653              14,360
     Phoenix-Hollister Value Equity Series(1)                            74,473               3,541
     Phoenix-J.P. Morgan Research Enhanced Index Series(1)               22,176               8,524
     Phoenix-Janus Core Equity Series(1)                                 27,608               1,129
     Phoenix-Janus Flexible Income Series(2)                             14,260               1,751
     Phoenix-Janus Growth Series(1)                                      37,223               1,665
     Phoenix-Morgan Stanley Focus Equity Series(1)                        7,127                 452
     Phoenix-Oakhurst Growth and Income Series(1)                         4,262               3,980
     Phoenix-Oakhurst Strategic Allocation Series(1)                     11,613               5,058
     Phoenix-Sanford Bernstein Mid-Cap Value Series(1)                   25,043              13,264
     Phoenix-Seneca Mid-Cap Growth Series(1)                            102,521              13,410
     Phoenix-Seneca Strategic Theme Series(1)                            44,668              17,537

The Alger American Fund
     Alger American Leveraged AllCap Portfolio(1)                         4,369               3,909

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund(1)                           27,725                 981

Federated Insurance Series
     Federated Fund for U.S. Government Securities II(1)                103,559              18,117
     Federated High Income Bond Fund II(1)                               21,407               2,126

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio(1)                                      11,384               4,711
     VIP Growth Opportunities Portfolio(1)                               15,704               8,434
     VIP Growth Portfolio(1)                                             38,955              16,414

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Templeton Asset Strategy Fund(1)                                     6,758               5,820
     Templeton Developing Markets Securities Fund(2)                     12,179              11,278
     Templeton Growth Securities Fund(1)                                 35,467              18,177
     Templeton International Securities Fund(2)                          20,001               5,995

The Universal Institutional Funds, Inc.
     Technology Portfolio(1)                                             20,519               5,085

Wanger Advisors Trust
     Wanger Foreign Forty(1)                                             14,624                 632
     Wanger International Small Cap(2)                                    6,938                 148
     Wanger Twenty(1)                                                    11,393               4,952
     Wanger U.S. Small Cap(2)                                            19,395               5,386

(1)  From inception April 26, 2001 to December 31, 2001
(2)  From inception August 3, 2001 to December 31, 2001

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
  A summary of the Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                                                     PERIOD ENDED
                                                                                       12/31/01
                                                                                    --------------
THE PHOENIX EDGE SERIES:
PHOENIX-DEUTSCHE DOW 30 SERIES(1)
Units                                                                                     49,099
Unit Value, end of period                                                              $0.951122
Net assets, end of period (thousands)                                                        $47
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          1.91%(3)
Total return                                                                               (4.89%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES(1)
Units                                                                                      7,881
Unit Value, end of period                                                              $0.864707
Net assets, end of period (thousands)                                                         $7
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                         (0.02%)(3)
Total return                                                                              (13.53%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES(1)
Units                                                                                     24,155
Unit Value, end of period                                                              $0.836410
Net assets, end of period (thousands)                                                        $20
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                         (0.01%)(3)
Total return                                                                              (16.36%)

PHOENIX-GOODWIN MONEY MARKET SERIES(1)
Units                                                                                    581,057
Unit Value, end of period                                                              $1.021058
Net assets, end of period (thousands)                                                       $593
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          1.49%(3)
Total return                                                                                2.11%

PHOENIX-HOLLISTER VALUE EQUITY SERIES(1)
Units                                                                                     74,210
Unit Value, end of period                                                              $0.889364
Net assets, end of period (thousands)                                                        $66
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          0.99%(3)
Total return                                                                              (11.06%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES(1)
Units                                                                                     13,968
Unit Value, end of period                                                              $0.940599
Net assets, end of period (thousands)                                                        $13
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          0.57%(3)
Total return                                                                               (5.94%)

PHOENIX-JANUS CORE EQUITY SERIES(1)
Units                                                                                     27,930
Unit Value, end of period                                                              $0.935080
Net assets, end of period (thousands)                                                        $26
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          1.28%(3)
Total return                                                                               (6.49%)

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     PERIOD ENDED
                                                                                       12/31/01
                                                                                    --------------
PHOENIX-JANUS FLEXIBLE INCOME SERIES(2)
Units                                                                                     11,764
Unit Value, end of period                                                              $1.037812
Net assets, end of period (thousands)                                                        $12
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          3.16%(3)
Total return                                                                                2.19%

PHOENIX-JANUS GROWTH SERIES(1)
Units                                                                                     39,402
Unit Value, end of period                                                              $0.840027
Net assets, end of period (thousands)                                                        $33
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                              (16.00%)

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES(1)
Units                                                                                      6,803
Unit Value, end of period                                                              $0.957581
Net assets, end of period (thousands)                                                         $7
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (4.24%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(1)
Units                                                                                      6,253
Unit Value, end of period                                                              $1.024078
Net assets, end of period (thousands)                                                         $6
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          1.72%(3)
Total return                                                                                2.41%

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
Units                                                                                     11,847
Unit Value, end of period                                                              $1.167120
Net assets, end of period (thousands)                                                        $14
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          1.10%(3)
Total return                                                                               16.71%

PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
Units                                                                                     95,189
Unit Value, end of period                                                              $0.827083
Net assets, end of period (thousands)                                                        $79
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                              (17.29%)

PHOENIX-SENECA STRATEGIC THEME SERIES(1)
Units                                                                                     25,575
Unit Value, end of period                                                              $0.804919
Net assets, end of period (thousands)                                                        $21
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                              (19.51%)

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     PERIOD ENDED
                                                                                       12/31/01
                                                                                    --------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND(1)
Units                                                                                     30,378
Unit Value, end of period                                                              $0.838164
Net assets, end of period (thousands)                                                        $25
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                              (16.18%)

FEDERATED INSURANCE SERIES:
Federated Fund for U.S. Government Securities II(1)
Units                                                                                     83,032
Unit Value, end of period                                                              $1.036267
Net assets, end of period (thousands)                                                        $86
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                                1.51%

FEDERATED HIGH INCOME BOND FUND II(1)
Units                                                                                     19,255
Unit Value, end of period                                                              $0.989742
Net assets, end of period (thousands)                                                        $19
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (1.03%)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO(1)
Units                                                                                      6,634
Unit Value, end of period                                                              $0.979013
Net assets, end of period (thousands)                                                         $6
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (2.10%)

VIP GROWTH OPPORTUNITIES PORTFOLIO(1)
Units                                                                                      6,910
Unit Value, end of period                                                              $0.947931
Net assets, end of period (thousands)                                                         $7
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (5.21%)

VIP GROWTH PORTFOLIO(1)
Units                                                                                     21,734
Unit Value, end of period                                                              $0.947931
Net assets, end of period (thousands)                                                        $20
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (8.47%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
TEMPLETON GROWTH SECURITIES FUND(1)
Units                                                                                     13,059
Unit Value, end of period                                                              $1.021058
Net assets, end of period (thousands)                                                        $13
Expenses as a % of average net assets                                                      23.30%(3)
Total return                                                                                0.60%

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     PERIOD ENDED
                                                                                       12/31/01
                                                                                    --------------
TEMPLETON INTERNATIONAL SECURITIES FUND(2)
Units                                                                                     14,197
Unit Value, end of period                                                              $0.920785
Net assets, end of period (thousands)                                                        $13
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (6.97%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO(1)
Units                                                                                     17,236
Unit Value, end of period                                                              $0.801329
Net assets, end of period (thousands)                                                        $14
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                         (0.01%) (3)
Total return                                                                              (19.87%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY(1)
Units                                                                                     15,253
Unit Value, end of period                                                              $0.862864
Net assets, end of period (thousands)                                                        $13
Expenses as a % of average net assets                                                         -
Net investment income as a % of average net assets                                         (0.07%) (3)
Total return                                                                              (13.71%)

WANGER INTERNATIONAL SMALL CAP(2)
Units                                                                                      7,597
Unit Value, end of period                                                              $0.855554
Net assets, end of period (thousands)                                                         $6
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                         (0.02%) (3)
Total return                                                                               (8.22%)

WANGER TWENTY(1)
Units                                                                                      6,181
Unit Value, end of period                                                              $1.131082
Net assets, end of period (thousands)                                                         $7
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                          0.14% (3)
Total return                                                                               13.11%

WANGER U.S. SMALL CAP(2)
Units                                                                                     13,625
Unit Value, end of period                                                              $1.016914
Net assets, end of period (thousands)                                                        $14
Expenses as a % of average net assets                                                          -
Net investment income as a % of average net assets                                             -
Total return                                                                               (3.72%)

(1)  From inception April 26, 2001 to December 31, 2001
(2)  From inception August 3, 2001 to December 31, 2001
(3)  Annualized

                         PHOENIX EXECUTIVE BENEFIT-VUL
               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                         SUBACCOUNT
                                       ------------------------------------------------------------------------------

                                                                                                       PHOENIX-
                                                                                                       DEUTSCHE
                                        PHOENIX-ABERDEEN    PHOENIX-ABERDEEN                          NASDAQ-100
                                          INTERNATIONAL         NEW ASIA        PHOENIX-DEUTSCHE       INDEX(R)
                                            SERIES(1)           SERIES(1)       DOW 30 SERIES(1)       SERIES(1)
                                       ------------------  ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -                   -
Participant deposits                               4,265              22,770              27,148              11,556
Participant transfers                             (4,224)             (8,327)             23,834              (3,550)
Participant withdrawals                              (41)             (1,055)             (1,883)               (125)
                                       ------------------------------------------------------------------------------
Units outstanding, end of period                       -              13,388              49,099               7,881
                                       ==============================================================================

                                                                                    PHOENIX-
                                                                                    ENGEMANN
                                             PHOENIX-            PHOENIX-            SMALL &
                                             ENGEMANN            ENGEMANN            MID-CAP
                                         CAPITAL GROWTH        NIFTY FIFTY           GROWTH
                                            SERIES(1)           SERIES(1)           SERIES(1)
                                       ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -
Participant deposits                               4,265              16,546               4,267
Participant transfers                             (4,265)             10,298              (4,267)
Participant withdrawals                                -              (2,689)                  -
                                       ----------------------------------------------------------
Units outstanding, end of period                       -              24,155                   -
                                       ==========================================================

                                                                                                     PHOENIX-J.P.
                                            PHOENIX-                                                MORGAN RESEARCH
                                         FEDERATED U.S.     PHOENIX-GOODWIN    PHOENIX-HOLLISTER       ENHANCED
                                        GOVERNMENT BOND      MONEY MARKET        VALUE EQUITY            INDEX
                                           SERIES(1)          SERIES(1)           SERIES(1)            SERIES(1)
                                       ------------------  ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -                   -
Participant deposits                               4,265             615,051              63,769              15,933
Participant transfers                             (4,222)            (23,685)             14,062              (1,640)
Participant withdrawals                              (43)            (10,309)             (3,621)               (325)
                                       ------------------------------------------------------------------------------
Units outstanding, end of period                       -             581,057              74,210              13,968
                                       ==============================================================================

                                                             PHOENIX-JANUS
                                         PHOENIX-JANUS         FLEXIBLE           PHOENIX-JANUS
                                          CORE EQUITY           INCOME               GROWTH
                                           SERIES(1)           SERIES(2)            SERIES(1)
                                       ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -
Participant deposits                              16,927               5,961              28,447
Participant transfers                             12,172               5,803              12,867
Participant withdrawals                           (1,169)                  -              (1,912)
                                       ----------------------------------------------------------
Units outstanding, end of period                  27,930              11,764              39,402
                                       ==========================================================

                                         PHOENIX-MORGAN     PHOENIX-OAKHURST    PHOENIX-OAKHURST    PHOENIX-SANFORD
                                             STANLEY          GROWTH AND           STRATEGIC         BERNSTEIN MID-
                                          FOCUS EQUITY          INCOME            ALLOCATION           CAP VALUE
                                           SERIES(1)           SERIES(1)           SERIES(1)           SERIES(1)
                                       ------------------  ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -                   -
Participant deposits                               7,023               4,265              11,554              22,329
Participant transfers                                175              (4,265)             (4,903)             (9,386)
Participant withdrawals                             (395)                  -                (398)             (1,096)
                                       ------------------------------------------------------------------------------
Units outstanding, end of period                   6,803                   -               6,253              11,847
                                       ==============================================================================

                                         PHOENIX-SENECA      PHOENIX-SENECA       ALGER AMERICAN
                                         MID-CAP GROWTH      STRATEGIC THEME     LEVERAGED ALLCAP
                                            SERIES(1)           SERIES(1)          PORTFOLIO(1)
                                       ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -
Participant deposits                              92,380              44,159               4,265
Participant transfers                              6,626             (18,130)             (4,265)
Participant withdrawals                           (3,817)               (454)                  -
                                       ----------------------------------------------------------
Units outstanding, end of period                  95,189              25,575                   -
                                       ==========================================================

                                                            FEDERATED FUND
                                          DEUTSCHE VIT         FOR U.S.          FEDERATED HIGH
                                         EAFE(R) EQUITY       GOVERNMENT          INCOME BOND       VIP CONTRAFUND(R)
                                          INDEX FUND(1)     SECURITIES II(1)       FUND II(1)         PORTFOLIO(1)
                                       ------------------  ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -                   -
Participant deposits                              12,064              37,283              21,501              11,488
Participant transfers                             19,162              45,866              (1,034)             (4,399)
Participant withdrawals                             (848)               (118)             (1,212)               (455)
                                       ------------------------------------------------------------------------------
Units outstanding, end of period                  30,378              83,031              19,255               6,634
                                       ==============================================================================

                                           VIP GROWTH                             TEMPLETON ASSET
                                         OPPORTUNITIES         VIP GROWTH            STRATEGY
                                          PORTFOLIO(1)        PORTFOLIO(1)           FUND(1)
                                       ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -
Participant deposits                              16,507              39,960               6,397
Participant transfers                             (9,318)            (17,533)             (6,064)
Participant withdrawals                             (279)               (693)               (333)
                                       ----------------------------------------------------------
Units outstanding, end of period                   6,910              21,734                   -
                                       ==========================================================

                                            TEMPLETON                              TEMPLETON
                                           DEVELOPING      TEMPLETON GROWTH      INTERNATIONAL
                                       MARKETS SECURITIES     SECURITIES          SECURITIES           TECHNOLOGY
                                            FUND(2)             FUND(1)             FUND(2)           PORTFOLIO(1)
                                       ------------------  ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -                   -
Participant deposits                               4,264              31,550               7,811              14,727
Participant transfers                             (4,217)            (17,157)              6,386               3,909
Participant withdrawals                              (47)             (1,334)                  -              (1,400)
                                       ------------------------------------------------------------------------------
Units outstanding, end of period                       -              13,059              14,197              17,236
                                       ==============================================================================

                                            WANGER               WANGER
                                            FOREIGN           INTERNATIONAL          WANGER
                                            FORTY(1)          SMALL CAP(2)          TWENTY(1)
                                       ------------------  ------------------  ------------------
Units outstanding, beginning of period                 -                   -                   -
Participant deposits                               9,219               2,585              11,902
Participant transfers                              6,658               5,012              (5,364)
Participant withdrawals                             (624)                  -                (357)
                                       ----------------------------------------------------------
Units outstanding, end of period                  15,253               7,597               6,181
                                       ==========================================================

                                        WANGER U.S. SMALL
                                              CAP(2)
                                       ------------------
Units outstanding, beginning of period                 -
Participant deposits                               8,140
Participant transfers                              6,085
Participant withdrawals                             (600)
                                       ------------------
Units outstanding, end of period                  13,625
                                       ==================

(1)  From inception April 26, 2001 to December 31, 2001
(2)  From inception August 3, 2001 to December 31, 2001

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

  Policy owners may borrow up to 90% of their policy's cash surrender value (policy value reduced by the surrender charge that would apply to a full surrender). Phoenix charges interest on policy loans at the following rates:

Policy Year      Most States      NY and NJ only
-----------      -----------      --------------
    1-10:            2.75%             4.75%
    11-15:           2.5%              4.5%
16 and after         2.25%             4.25%

  The loan interest is payable on each policy anniversary; Phoenix treats any unpaid interest as a new policy loan. When a loan is granted, a collateral amount equal to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and New Jersey and 4% for New York and New Jersey. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

  Phoenix assumes the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix charges the subaccounts the daily equivalent of .40%, (25% in policy year 11 and thereafter) on an annual basis for mortality, expense risks and daily administrative fees, respectively.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $35,654 during the year ended December 31, 2001.

  As compensation for administrative services provided to the Account, Phoenix generally receives $60 per year from each contract, which is deducted from the subaccount holding the assets of the participant, or on a prorata basis from two or more subaccounts in relation to their values under the contract. Such fees aggregated $0 for the year ended December 31, 2001.

  PEPCO is the principal underwriter and distributor for the Account. Phoenix is reimbursed for its distribution and underwriting expenses by Phoenix.

  On surrender of a contract, no contingent deferred sales charges apply.

NOTE 8--DISTRIBUTION OF NET INCOME

  The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9-DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

  The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. PHL Variable intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

  On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                         PHOENIX EXECUTIVE BENEFIT-VUL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

  On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                                  Surviving Series
--------------                                  ----------------
Phoenix-Engemann Nifty Fifty Series             Phoenix-Engemann Capital Growth
                                                   Series
Phoenix-Janus Core Equity Series                Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series                Phoenix-Oakhurst Strategic
                                                   Allocation Series

  If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

  The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

  On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

  The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix- Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Phoenix Executive Benefit-VUL):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Executive Benefit-VUL) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLC
Hartford, Connecticut
March 22, 2002
                                      SA-18

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

-----------------------------------

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------

THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

        Example Calculation:

        The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

        Value of hypothetical pre-existing account with exactly one
          unit at the beginning of the period:................         $1.000000
        Value of the same account (excluding capital changes) at the
          end of the 7-day period:............................          1.000337
        Calculation:
          Ending account value ...............................          1.000337
          Less beginning account value .......................          1.000000
          Net change in account value ........................          0.000337
        Base period return:
          (adjusted change/beginning account value) ..........          0.000337
        Current annual yield = return x (365/7) = ............             1.76%
        Effective annual yield = [(1 + return)365/7] - 1 = ...             1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

 Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.

----------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
    SERIES                                         INCEPTION DATE    1 YEAR     3 YEARS      5 YEARS   10 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90      -24.04%      -6.09%       3.49%      6.43%          6.35%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96        1.02%       8.63%      -3.71%       N/A          -3.48%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01         N/A         N/A         N/A        N/A           6.55%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01         N/A         N/A         N/A        N/A           7.03%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99       -5.98%        N/A         N/A        N/A          -4.49%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00      -33.06%        N/A         N/A        N/A         -46.43%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
Series                                                05/01/95        6.62%      13.48%       7.04%       N/A          12.57%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82      -34.57%     -11.31%       1.89%      8.05%         13.79%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00      -26.73%        N/A         N/A        N/A         -29.20%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99        5.01%        N/A         N/A        N/A          10.59%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82        3.82%       4.89%       4.99%      4.60%          6.11%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82        6.09%       6.01%       4.87%      7.83%          9.37%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98      -17.96%      10.48%        N/A        N/A          11.03%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97      -11.90%      -2.50%        N/A        N/A           5.89%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99        7.24%        N/A         N/A        N/A           6.69%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99      -23.83%        N/A         N/A        N/A         -14.99%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01         N/A         N/A         N/A        N/A           6.89%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01         N/A         N/A         N/A        N/A           4.25%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01         N/A         N/A         N/A        N/A           5.73%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98       -8.17%       0.12%        N/A        N/A           5.07%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84        1.87%       4.47%      10.71%     10.01%         12.04%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00       -6.84%        N/A         N/A        N/A          -2.51%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98       22.98%       8.85%        N/A        N/A           3.55%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00       15.76%        N/A         N/A        N/A          20.65%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98      -25.28%       7.37%        N/A        N/A          11.29%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96      -27.36%      -0.10%      11.07%       N/A          11.09%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99      -15.09%        N/A         N/A        N/A         -11.22%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93      -23.28%      -0.39%       6.01%       N/A          11.74%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93      -12.56%      -1.03%       9.69%       N/A          13.40%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95      -15.93%       4.01%      16.27%       N/A          22.77%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94        7.03%       5.70%       6.66%       N/A           6.28%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94        1.38%      -1.91%       1.98%       N/A           4.97%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/03/97      -12.37%       0.49%        N/A        N/A           6.80%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97      -14.44%      -9.62%        N/A        N/A          -1.04%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97      -17.72%       0.15%        N/A        N/A           8.54%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2               11/08/96        7.04%      11.25%      10.05%       N/A          10.47%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund--        09/27/96       -8.09%      -1.44%     -11.80%       N/A         -11.03%
Class 2
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund-- Class 2           05/11/92      -15.99%       0.36%       4.61%       N/A           9.52%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund-- Class 2      11/28/88       -9.95%       3.36%       6.20%      9.91%          9.82%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2            03/15/94       -1.30%       6.57%       8.30%       N/A           9.88%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 08/22/97      -24.69%      -7.12%        N/A        N/A          -2.14%
----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97      -13.00%      -1.67%        N/A        N/A           5.32%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99      -48.83%        N/A         N/A        N/A         -29.36%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99      -26.61%        N/A         N/A        N/A          10.24%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95      -21.27%       8.76%       8.08%       N/A          15.53%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99        9.09%        N/A         N/A        N/A          17.60%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95       11.39%       8.56%      12.47%       N/A          18.34%
----------------------------------------------------------------------------------------------------------------------------------

We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The Standard & Poor's 500 Index (S&P 500)
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                  Morningstar, Inc.                        Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                     Consumer Reports                         The New York Times
Business Week                               Investor's Business Daily                Personal Investor
Changing Times                              Financial Planning                       Registered Representative
Forbes                                      Financial Services Weekly                U.S. News and World Report
Fortune                                     Money                                    The Wall Street Journal

The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The S&P 500
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policy owner as entitled to receive the death benefits under a policy.

DEBT: Outstanding loans against a policy, plus accrued interest.


GENERAL ACCOUNT: The general asset account of Phoenix.


ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PLANNED ANNUAL PREMIUM: The premium amount that the policy owner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

TARGET PREMIUM: The level annual premium at which the sales load is reduced on a current basis.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 5.9 of the Connecticut Corporation Law & Practice, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


    Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

    (1) is or was a Director, Officer or employees of the Company; or

    (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

    against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

    The facing sheet.

    The Prospectus describing Phoenix Life Insurance Company Policy Form V609 (Corporate Edge).

    The Prospectus describing Phoenix Life Insurance Company Policy Form V607 and riders thereto (Executive Benefit-VUL).

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    The signature page.

    The powers of attorney.

    Written consents of the following:

         (a)  Richard J. Wirth, Esq.


         (b)  PricewaterhouseCoopers, LLP

         (c)  Paul M. Fischer, FSA, CLU, ChFC

         (d)  Brian A. Giantonio, Esq., CPA


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


    A.   (1)  Resolution of the Board of Directors of Depositor of Phoenix
              Home Life Mutual Insurance Company establishing the Account filed with Registrant's Registration Statement on July 21, 1988 and is incorporated by reference to Registrant's filing post-effective amendment number 15 (File No. 033-23251) filed via Edgar on April 30, 1998 [Accession Number 0000949377-98-000071].


         (2)  Not Applicable.

         (3)  Distribution of Policies:

              (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated December 31, 1996, filed via Edgar with Post-Effective Amendment No. 15 to its Form S-6 Registration Statement (Registration No. 33-23251) on April 30, 1998, is incorporated herein by reference [Accession Number 0000949377-98-000071].

              (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies, filed via Edgar with Post-Effective Amendment No. 15 to its Form S-6 Registration Statement (Registration No. 33-23251) on April 30, 1998, is incorporated herein by reference [Accession Number 0000949377-98-000071].

              (c)  Not Applicable.

         (4)  Not Applicable.

         (5)  Specimen Policies with optional riders.


               (a) Phoenix Corporate  Edge - Flexible Premium Variable Universal
                   Life Insurance Policy Form Number V609 of Depositor, filed via Edgar with Registrant's Initial Registration Statement on form S-6 (File No. 333-86921) on September 10, 1999, is incorporated herein by reference. [Accession Number 0000949377-99-000323]

               (b) Phoenix Executive Benefit - Flexible Premium Variable
                   Universal Life Insurance Policy Form Number V607 of Depositor, together with Variable Policy Exchange Option Rider VR35 and Flexible Term Insurance Rider Form VR37 of Depositor, filed via Edgar with Registrant's Initial Registration Statement on form S-6 (File No. 333-86921) on September 10, 1999, is incorporated herein by reference. [Accession Number 0000949377-99-000323]

         (6) (a) Charter of Phoenix Home Life Mutual Insurance Company, filed via Edgar on February 13, 1996 with Post-Effective Amendment No. 12 to its Form S-6 Registration Statement (Registration No. 33-23251) and is incorporated herein by reference. [Accession Number 0000950146-96-000216]

              (b) By-Laws of Phoenix Home Life Mutual Insurance Company filed via Edgar on February 13, 1996 with Post-Effective Amendment No. 12 to its Form S-6 Registration Statement (Registration No. 33-23251) and is incorporated herein by reference. [Accession Number 0000950146-96-000216]

         (7)  Not Applicable

         (8)  Not Applicable

         (9) Forms of Application for a Variable Life Insurance Policy Forms of Application for a Variable Life Insurance Policy

              (a) Forms of application for Phoenix Corporate Edge and Phoenix Executive Benefit filed via Edgar with Registrant's Initial Registration Statement on form S-6 (File No. 333-86921) on September 10, 1999, and is incorporated herein by reference. [Accession Number 0000949377-99-000323]

              (b)  Participation Agreements

                   (1) Participation Agreement(s) between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust, filed via Edgar with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

                   (2) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Franklin Templeton Distributors, filed via Edgar with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

                   (3) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Federated Securities Corp, filed via Edgar with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is
                        incorporated herein by reference. [Accession Number 0000949377-00-000082]

                   (4) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Bankers Trust Company, filed via Edgar with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is
                        incorporated herein by reference. [Accession Number 0000949377-00-000082]

                   (5) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Morgan Stanley Dean Witter Universal Funds, Inc., filed via Edgar with registrant's Pre-Effective Amendment No. 2 (File No. 333-86921) on March 10, 2000 and is incorporated herein by reference. [Accession Number 0000949377-00-000082]

                   (6) Participation agreement between Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated.

                   (7) Participation agreement between Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.

                   (8) Participation agreement between Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc.

         (10)  Not Applicable

         (11)  Codes of Ethics:

              (a)   Amended and Restated Code of Ethics: Phoenix Funds, Phoenix
                    - Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix - Engemann Funds, Phoenix-Seneca Funds, Phoenix-Zweig Funds, dated May 31, 2001.

              (b) Amended and Restated Code of Ethics: The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc., Phoenix-Aberdeen International Advisors, LLC.

              (c)  Principles of Ethical Market Conduct.

              (d)  Code of Ethics for Subsidiary Relationships and Transactions.

         (12) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies, filed via Edgar with Registrant's Registration Statement (Registration No. 333-23171) on Form S-6 filed on March 12, 1997, and is incorporated herein by reference. [Accession Number 0000949377-97-000039]

         (13) Examples of Illustrations, Death Benefits, Policy Values and Cash Surrender Values are incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed via Edgar on March 30, 2001 [Accession Number 0000949377-01-000208].

  2.  Opinion of Counsel, see Exhibits 6 and 8.

  3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.


  4.  Not Applicable.


  5.  Consent of PricewaterhouseCoopers LLP.

  6.  Opinion and Consent of Richard J. Wirth, Esq.


  7. Consent of Paul M. Fischer, FSA, CLU, ChFC regarding consistency of the illustrations is incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed via Edgar on March 30, 2001 [Accession
      Number 0000949377-01-000208]


  8.  Opinion and Consent of Brian A. Giantonio, Esq., CPA

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April, 2002.


                              PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
               -----------------------------------------------------------------
                                            (Registrant)

           By:                       PHOENIX LIFE INSURANCE COMPANY
               -----------------------------------------------------------------
                                             (Depositor)

           By:                            /s/ Dona D. Young
               -----------------------------------------------------------------

                           *Dona D. Young, President and Chief Operating Officer


         ATTEST:               /s/John H. Beers
                   -------------------------------------------
                       John H. Beers, Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2002.


                SIGNATURE                    TITLE
                ---------                    -----

                                             Director
 ---------------------------------------
             *Sal H. Alfiero

                                             Director
 ---------------------------------------
             *J. Carter Bacot

                                             Director
 ---------------------------------------
            *Peter C. Browning

                                             Director
 ---------------------------------------
             *Arthur P. Byrne


                                             Director
 ---------------------------------------
            Sanford Cloud, Jr.


                                             Director
 ---------------------------------------
            *Richard N. Cooper

                                             Director
 ---------------------------------------
             *Gordon J. Davis

                SIGNATURE                    TITLE
                ---------                    -----



 ---------------------------------------     Chairman of the Board, Chief
           *Robert W. Fiondella              Executive Officer


                                             Director
 ---------------------------------------
            Ann Maynard Gray


                                             Director
 ---------------------------------------
              *John E. Haire

                                             Director
 ---------------------------------------
           *Jerry J. Jasinowski

                                             Director
 ---------------------------------------
            *Thomas S. Johnson

                                             Director
 ---------------------------------------
            *John W. Johnstone

                                             Director
 ---------------------------------------
           *Marilyn E. LaMarche


                                             Director, Executive Vice President,
                                             Chief Investment Officer
 ---------------------------------------
         *Philip R. McLoughlin

                                             Director
 ---------------------------------------
            *Robert F. Vizza

                                             Director
 ---------------------------------------
           *Robert G. Wilson

           /s/ Dona D. Young                 Director, President and Chief
 ---------------------------------------     Operating Officer
             Dona D. Young


By: /s/ Dona D. Young
---------------------------------------


*Dona D. Young as Attorney-in-Fact pursuant to Powers of Attorney, previously filed.

                                      S-2